Document And Entity Information	12 Months Ended
Dec. 31, 2012
Document And Entity Information [Abstract]
Document Type	20-F
Amendment Flag	false
Document Period End Date	Dec 31, 2012
Document Fiscal Year Focus	2012
Document Fiscal Period Focus	FY
Entity Registrant Name	AerCap Holdings N.V.
Entity Central Index Key	0001378789
Current Fiscal Year End Date	--12-31
Entity Well-known Seasoned Issuer	Yes
Entity Voluntary Filers	No
Entity Current Reporting Status	Yes
Entity Filer Category	Large Accelerated Filer
Entity Common Stock, Shares Outstanding	113,363,535

Consolidated Balance Sheets (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Assets
Cash and cash equivalents	$ 520,401	$ 411,081	[1]
Restricted cash	279,843	237,325
Trade receivables, net of provisions of $3,530 and nil	6,636	16,063
Flight equipment held for operating leases, net	7,261,899	7,895,874
Net investment in direct finance leases	21,350	25,094
Notes receivable, net of provisions, of nil and nil	78,163	5,200
Prepayments on flight equipment	53,594	95,619
Investments	93,862	84,079
Intangibles	18,100	29,677
Inventory		13,953
Derivative assets	9,993	21,050
Deferred income taxes	79,726	91,258
Other assets	157,851	181,359
Total Assets	8,581,418	9,107,632
Liabilities and Equity
Accounts payable	740	4,142
Accrued expenses and other liabilities	91,951	74,458
Accrued maintenance liability	421,830	452,582
Lessee deposit liability	86,268	102,844
Debt	5,803,499	6,111,165
Accrual for onerous contracts		3,971
Deferred revenue	39,547	47,994
Derivative liabilities	14,677	27,159
Total Liabilities	6,458,512	6,824,315
Ordinary share capital, 0.01 par value (250,000,000 ordinary shares authorized, 113,363,535 ordinary shares issued and outstanding)	1,193	1,570
Additional paid-in capital	927,617	1,340,205
Treasury stock ([ ] ordinary shares)		(100,000)
Accumulated other comprehensive income (loss)	(14,401)	(8,513)
Accumulated retained earnings	1,207,629	1,043,974
Total AerCap Holdings N.V. shareholders' equity	2,122,038	2,277,236
Non-controlling interest	868	6,081
Total Equity	2,122,906	2,283,317
Total Liabilities and Equity	$ 8,581,418	$ 9,107,632

[1]	Reclassifications of $0.6 million and $0.7 million relating to capitalized interest on pre-delivery payments have been made from net cash provided from operating activities to net cash used in investing activities for the years ended December 31, 2010 and 2011, respectively, to reflect the current year presentation.

Consolidated Balance Sheets (Parenthetical) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 USD ($)	Dec. 31, 2011 EUR (€)	Dec. 31, 2010 USD ($)	Dec. 31, 2009 USD ($)	Nov. 30, 2006	Nov. 10, 2006 EUR (€)	Nov. 09, 2006 EUR (€)
Consolidated Balance Sheets [Abstract]
Provision for doubtful accounts		$ 3,530		$ 2,606	$ 3,392
Ordinary share capital, par value	€ 0.01		€ 0.01				€ 0.01	€ 1
Ordinary share capital, shares authorized	250,000,000	250,000,000	250,000,000
Ordinary share capital, shares issued	113,363,535	113,363,535	113,363,535			26,100,000	78,236,957
Ordinary share capital, shares outstanding	113,363,535	113,363,535	113,363,535			45,000	78,236,957

Consolidated Income Statements (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Revenues
Lease revenue	$ 997,147		$ 1,050,536		$ 902,320	[1]
Net gain on sale of assets	(46,421)		9,284		36,204	[1]
Management fee revenue	17,311		19,059		12,975	[1]
Interest revenue	2,471		2,761		3,913	[1]
Other revenue	2,012		12,283		3,866	[1]
Total Revenues	972,520		1,093,923		959,278	[1]
Expenses
Depreciation	357,347		361,210		307,706	[1]
Asset impairment	12,625		15,594		10,905	[1]
Interest on debt	286,019		292,486		233,985	[1]
Operating lease-in costs	6,119		12,069		12,332
Leasing expenses	72,122		58,432		55,458
Provision for doubtful accounts			3,335		39
Selling, general and administrative expenses	83,409	[2]	120,746	[2]	80,627	[1],[2]
Total Expenses	817,641		863,872		701,052	[1]
Income from continuing operations before income taxes and income of investments accounted for under the equity method	154,879		230,051		258,226	[1]
Provision for income taxes	(8,067)		(15,460)		(22,194)	[1]
Net income of investments accounted for under the equity method	11,630		10,904		3,713	[1]
Net Income from continuing operations	158,442		225,495		239,745	[1]
Income (loss) from discontinued operations (AeroTurbine, including loss on disposal), net of tax			(52,745)		(3,199)	[1]
Bargain purchase gain ("Amalgamation gain"), net of transaction expenses					274	[1]
Net Income	158,442		172,750	[3]	236,820	[1],[4]
Net income attributable to non-controlling interest	5,213		(526)		(29,247)	[1]
Net income attributable to AerCap Holdings N.V.	$ 163,655		$ 172,224		$ 207,573	[1]
Total earnings per share, basic and diluted	$ 1.24		$ 1.17		$ 1.81	[1]
Earnings (loss) per share from discontinued operations, basic and diluted			$ (0.36)		$ (0.03)	[1]
Earnings per share from continued operations attributable to AerCap Holdings N.V., basic and diluted	$ 1.24		$ 1.53		$ 1.84	[1]
Weighted average shares outstanding, basic and diluted	131,492,057		146,587,752		114,952,639	[1]

[1]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[2]	Includes share based compensation of $2.9 million ($2.5 million, net of tax), $6.2 million ($5.4 million, net of tax) and $7.1 million ($6.3 million, net of tax) in the years ended December 31, 2010, 2011 and 2012 respectively.
[3]	Reclassifications of $0.6 million and $0.7 million relating to capitalized interest on pre-delivery payments have been made from net cash provided from operating activities to net cash used in investing activities for the years ended December 31, 2010 and 2011, respectively, to reflect the current year presentation.
[4]	The Amalgamation gain, net of transaction expenses of $274, as presented in the consolidated income statement, consists of the Amalgamation gain of $31,023, as presented in the consolidated statement of cash flow and transaction expenses of $30,749 (Note 1).

Consolidated Income Statements (Parenthetical) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Consolidated Income Statements [Abstract]
Share based compensation expenses, before tax	$ 7.1	$ 6.2	$ 2.9
Share based compensation expenses, net of tax	$ 6.3	$ 5.4	$ 2.5

Consolidated Statements Of Comprehensive Income (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Consolidated Statements Of Comprehensive Income [Abstract]
Net income attributable to AerCap Holdings N.V.	$ 163,655		$ 172,224		$ 207,573	[1]
Other comprehensive income:
Net change in fair value of derivatives, net of tax of $715, $1,913 and $194, respectively	(1,360)	[2]	(13,518)	[2]	5,005	[2]
Net change in fair value of pension obligations, net of tax of nil, nil and $1,057, respectively	(4,528)	[3]
Total other comprehensive income:	(5,888)		(13,518)		5,005
Total comprehensive income	$ 157,767		$ 158,706		$ 212,578

[1]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[2]	In 2010, 2011 and 2012 we entered into interest rate swaps for which we achieved cash flow hedge accounting treatment. During these years no amounts were reclassified from accumulated other comprehensive (loss) income to the income statement.
[3]	We recognize as a component of other comprehensive (loss) income, the actuarial gains or losses that arise during the period.

Consolidated Statements Of Comprehensive Income (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Consolidated Statements Of Comprehensive Income [Abstract]
Net change in fair value of derivatives, tax	$ 194	$ 1,913	$ (715)
Net change in fair value of pension obligations, tax	$ 1,057

Consolidated Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Consolidated Statements Of Cash Flows [Abstract]
Net income	$ 158,442		$ 172,750	[1]	$ 236,820	[2],[3]
Adjustments to reconcile net income to net cash provided by operating activities:
Amalgamation gain					(31,023)	[2]
Depreciation	357,347		384,855	[1]	333,754	[2]
Asset impairment	12,625		24,496	[1]	14,437	[2]
Amortization of debt issuance costs	50,989		33,001	[1]	26,410	[2]
Amortization of intangibles	11,577		17,319	[1]	22,070	[2]
Provision for doubtful accounts			4,843	[1]	1,312	[2]
Gain on disposal of assets	46,421		(12,939)	[1]	(37,203)	[2]
Loss on discontinued operations (AeroTurbine)			52,745	[1]
Mark-to-market of non-hedged derivatives	2,059		23,167	[1]	769	[2]
Deferred taxes	7,695		23,892	[1]	17,707	[2]
Share-based compensation	7,127		6,236	[1]	3,402	[2]
Changes in assets and liabilities:
Trade receivables and notes receivable, net	912		(16,434)	[1]	(371)	[2]
Inventories	7,877		(18,100)	[1]	3,183	[2]
Other assets and derivative assets	(2,732)		(41,056)	[1]	(8,320)	[2]
Other liabilities	(13,710)		(23,255)	[1]	45,073	[2]
Deferred revenue	(2,215)		(9,289)	[1]	14,182	[2]
Net cash provided by operating activities	644,414		622,231	[1]	642,202	[2]
Purchase of flight equipment	(1,038,657)		(763,159)	[1]	(1,939,874)	[2]
Proceeds from sale/disposal of assets	781,278		140,785	[1]	664,218	[2]
Prepayments on flight equipment	(36,124)		(47,752)	[1]	(140,684)	[2]
Purchase of subsidiaries, net of cash acquired (*)					103,691	[2]
Purchase of investments			(2,500)	[1]	(7,500)	[2]
Proceeds from the disposal of subsidiaries, net of cash disposed			119,917	[1]
Purchase of intangibles					(9,006)	[2]
Movement in restricted cash	(64,491)		(15,831)	[1]	(50,262)	[2]
Net cash used in investing activities	(357,994)		(568,540)	[1]	(1,379,417)	[2]
Issuance of debt	1,297,087		1,672,089	[1]	2,324,609	[2]
Repayment of debt	(1,195,170)		(1,626,556)	[1]	(1,485,690)	[2]
Debt issuance costs paid	(43,177)		(37,306)	[1]	(60,889)	[2]
Maintenance payments received	132,046		110,358	[1]	90,165	[2]
Maintenance payments returned	(49,728)		(54,751)	[1]	(42,250)	[2]
Security deposits received	25,624		20,135	[1]	29,535	[2]
Security deposits returned	(21,855)		(37,190)	[1]	(39,710)	[2]
Repurchase of shares	(320,093)		(100,000)	[1]
Issuance of equity interests (**)					110,243	[2]
Capital contributions from non-controlling interests					32,375	[2]
Net cash (used in) provided by financing activities	(175,266)		(53,221)	[1]	958,388	[2]
Net increase (decrease) in cash and cash equivalents	111,154		470	[1]	221,173	[2]
Effect of exchange rate changes	(1,834)		6,161	[1]	660	[2]
Cash and cash equivalents at beginning of period	411,081	[1]	404,450	[1],[2]	182,617	[2]
Cash and cash equivalents at end of period	520,401		411,081	[1]	404,450	[1],[2]
* Purchase of subsidiaries, net of cash acquired:
Consideration paid (34.4 million shares issued at a share price of $10.83)					372,327	[2]
Fair value of net assets acquired					(403,350)	[2]
Amalgamation gain					31,023	[2]
Cash acquired					103,691	[2]
Purchase of subsidiaries, net of cash acquired					103,691	[2]
**The issuance of equity interest is a net presentation of the following items:
Consideration paid (29.8 million shares issued at a share price of $13.85)					413,376	[2]
Purchase of non-controlling interests					(262,092)	[2]
Purchase of investments					(41,041)	[2]
Issuance of equity interests (net cash received)					110,243	[2]
Supplemental cash flow information:
Interest paid	180,968		224,129	[1]	185,106	[2]
Taxes paid	$ 1,518		$ 135	[1]	$ 641	[2]

[1]	Reclassifications of $0.6 million and $0.7 million relating to capitalized interest on pre-delivery payments have been made from net cash provided from operating activities to net cash used in investing activities for the years ended December 31, 2010 and 2011, respectively, to reflect the current year presentation.
[2]	The Amalgamation gain, net of transaction expenses of $274, as presented in the consolidated income statement, consists of the Amalgamation gain of $31,023, as presented in the consolidated statement of cash flow and transaction expenses of $30,749 (Note 1).
[3]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.

Consolidated Statements Of Cash Flows (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
Dec. 31, 2010
Bargain purchase gain ("Amalgamation gain"), net of transaction expenses	$ 274 [1]
Amalgamation gain	31,023 [2]
Amalgamation gain, transaction expenses	$ 30,749
Purchase Of Subsidiaries [Member]
Consideration paid, shares issued	34,400,000
Sale of stock, price per share	$ 10.83
Issuance of Equity Interest [Member]
Consideration paid, shares issued	29,800,000
Sale of stock, price per share	$ 13.85

[1]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[2]	The Amalgamation gain, net of transaction expenses of $274, as presented in the consolidated income statement, consists of the Amalgamation gain of $31,023, as presented in the consolidated statement of cash flow and transaction expenses of $30,749 (Note 1).

Consolidated Statements Of Equity (USD $) In Thousands, except Share data, unless otherwise specified		Share Capital [Member]	Additional Paid-In Capital [Member]	Treasury Stock [Member]	Accumulated Other Comprehensive Income [Member]	Retained Earnings [Member]	AerCap Holdings N.V. Shareholders' Equity [Member]	Non-Controlling Interest [Member]	Total
Balance at Dec. 31, 2009		$ 699	$ 593,133			$ 664,177	$ 1,258,009	$ 155,323	$ 1,413,332
Balance, shares at Dec. 31, 2009		85,036,957
Share-based compensation			2,842				2,842		2,842
Issuance of equity capital		871	784,832				785,703		785,703
Issuance of equity capital, shares		64,195,469
Purchase of non-controlling interest	[1]		(49,854)				(49,854)	(214,439)	(264,293)
Sale to joint venture partner			2,072				2,072	(2,072)
Capital contributions from non-controlling interests								37,988	37,988
Comprehensive income:
Net change in fair value of derivatives, net of tax	[2]				5,005		5,005		5,005
Net income for the period						207,573	207,573	29,247	236,820	[3],[4]
Comprehensive income (loss)					5,005	207,573	212,578	29,247	241,825
Balance at Dec. 31, 2010		1,570	1,333,025		5,005	871,750	2,211,350	6,047	2,217,397
Balance, shares at Dec. 31, 2010		149,232,426
Share-based compensation			7,180				7,180		7,180
Sale of non-controlling interests								(492)	(492)
Purchase of treasury stock				(100,000)			(100,000)		(100,000)
Purchase of treasury stock/share cancellation									9,402,663
Comprehensive income:
Net change in fair value of derivatives, net of tax	[2]				(13,518)		(13,518)		(13,518)
Net income for the period						172,224	172,224	526	172,750	[5]
Comprehensive income (loss)					(13,518)	172,224	158,706	526	159,232
Balance at Dec. 31, 2011		1,570	1,340,205	(100,000)	(8,513)	1,043,974	2,277,236	6,081	2,283,317
Balance, shares at Dec. 31, 2011		149,232,426
Share-based compensation			7,128				7,128		7,128
Purchase of non-controlling interest							(320,093)		(320,093)
Purchase of treasury stock		(377)	(419,716)	100,000			(320,093)		(320,000)
Purchase of treasury stock/share cancellation		(35,868,891)
Comprehensive income:
Net change in fair value of derivatives, net of tax	[2]				(1,360)		(1,360)		(1,360)
Net change in fair value of pension obligations, net of tax of nil, nil and $1,057, respectively	[6]				(4,528)		(4,528)		(4,528)
Net income for the period						163,655	163,655	(5,213)	158,442
Comprehensive income (loss)					(5,888)	163,655	157,767	(5,213)	152,554
Balance at Dec. 31, 2012		$ 1,193	$ 927,617		$ (14,401)	$ 1,207,629	$ 2,122,038	$ 868	$ 2,122,906
Balance, shares at Dec. 31, 2012		113,363,535

[1]	In November 2010, we repurchased Waha’s 50% equity interest in AerVenture. The purchase is accounted for as an equity transaction and no gain or loss was recorded in accordance with ASC 810.
[2]	In 2010, 2011 and 2012 we entered into interest rate swaps for which we achieved cash flow hedge accounting treatment. During these years no amounts were reclassified from accumulated other comprehensive (loss) income to the income statement.
[3]	The Amalgamation gain, net of transaction expenses of $274, as presented in the consolidated income statement, consists of the Amalgamation gain of $31,023, as presented in the consolidated statement of cash flow and transaction expenses of $30,749 (Note 1).
[4]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[5]	Reclassifications of $0.6 million and $0.7 million relating to capitalized interest on pre-delivery payments have been made from net cash provided from operating activities to net cash used in investing activities for the years ended December 31, 2010 and 2011, respectively, to reflect the current year presentation.
[6]	We recognize as a component of other comprehensive (loss) income, the actuarial gains or losses that arise during the period.

Consolidated Statements Of Equity (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Nov. 30, 2010 AerVenture [Member]
Net change in fair value of derivatives, tax	$ 194	$ 1,913	$ (715)
Net change in fair value of pension obligations, tax	$ 1,057
Equity investment, ownership percentage				50.00%

General	12 Months Ended
Dec. 31, 2012
General [Abstract]
General

1. General

The Company

We are an independent aircraft leasing company with $8.6 billion of total assets on our balance sheet mainly consisting of 212 owned aircraft. We are a New York Stock Exchange-listed company (AER) headquartered in The Netherlands with offices in Ireland, the United States,  China,  Singapore and the United Arab Emirates.

These consolidated financial statements include the accounts of AerCap Holdings N.V. and its subsidiaries. AerCap Holdings N.V. is a Netherlands public limited liability company (“naamloze vennootschap or N.V.”) formed on July 10, 2006 for the purpose of acquiring all of the assets and liabilities of AerCap Holdings C.V. AerCap Holdings C.V. is a limited partnership (“commanditaire vennootschap”) formed under the laws of The Netherlands on June 27, 2005 for the purposes of acquiring the share capital, subordinated debt and senior debt of debis AirFinance B.V. (“AerCap B.V.”), which occurred on June 30, 2005 (the “2005 Acquisition”). In anticipation of our initial public offering, we changed our corporate structure from a Netherlands partnership to a Netherlands public limited liability company. This change was effected through the acquisition of all of the assets and liabilities of AerCap Holdings C.V. by AerCap Holdings N.V. on October 27, 2006. In accordance with ASC 805, “Business Combinations”, this acquisition was a transaction under common control and accordingly, AerCap Holdings N.V. recognized the acquisition of the assets and liabilities of AerCap Holdings C.V. at their carrying values and no goodwill or other intangible assets were recognized.

Variable interest entities

AerDragon.  In May 2006, we signed a joint venture agreement with China Aviation Supplies Holding Company (“CAS”) and affiliates of Crédit Agricole Corporate and Investment Bank (“CA-CIB) establishing AerDragon (“AerDragon”). AerDragon consists of two companies, Dragon Aviation Leasing Company Limited, based in Beijing with a registered capital of $10.0 million and AerDragon Aviation Partners Limited, based in Ireland with initial registered capital of $50.0 million. The registered capital of AerDragon was increased to $120.0 million in 2010, to $130.0 million in 2011 and to $140.0 million in January 2013. AerDragon is 50% owned by China Aviation and 25% owned by each of us and Crédit Agricole. Following receipt of the local Chinese approvals required for it to begin operations, AerDragon commenced operations in October 2006. We provide certain aircraft and accounting related services to the joint venture, and act as guarantor to the lenders of AerDragon related to debt secured by the aircraft which AerDragon purchased directly from us. In the future, one of the main sources of aircraft for AerDragon is likely to be the acquisition of aircraft through sale leaseback transactions with airlines. This joint venture enhances our presence in the increasingly important Chinese market and will enhance our ability to lease our aircraft and engines throughout the entire Asia/Pacific region. As of December 31, 2012, we have not and do not plan to consolidate AerDragon’s financial results in our consolidated financial statements. AerDragon had 17 aircraft on lease to 7 airlines as of December 31, 2012.

We have determined that AerDragon is a variable interest entity. AerCap further determined that it is not the primary beneficiary of AerDragon and accordingly, we account for our investment in AerDragon under the equity method of accounting. With the exception of debt for which we act as guarantor, the obligations of AerDragon are non-recourse to us. At December 31, 2012, our maximum exposure to losses incurred by AerDragon consists of the carrying amount of our equity investment of $41.2million and the face value of the debt guaranteed of $18.5 million, totaling $59.7 million.

AerCap Partners I.  In June 2008, AerCap Partners I Holding Limited, or AerCap Partners I, a 50% joint venture entered into between us and Deucalion Aviation Funds, acquired a portfolio of 19 aircraft from TUI Travel. The aircraft acquired were leased back to TUI Travel for varying terms. As of December 31, 2012, six Boeing 757-200 aircraft have been sold, and 11 Boeing 737-800 and two Boeing 767-300ER remain in the portfolio. The aircraft portfolio was financed through a $425.7 million senior debt facility and $125.6 million of subordinated debt consisting of $62.8 million from us and $62.8 million from our joint venture partner. On the applicable maturity date under the senior debt facility, which for the first tranche is April 2015 and for the second tranche was April 2012, or, if earlier, in case of an AerCap insolvency, if the joint venture partners do not make additional subordinated capital available to the joint venture, AerCap can be required to purchase the aircraft from the joint venture for a price equal to the outstanding senior debt facility balance plus certain expenses and taxes related to the purchase. We have also entered into agreements to provide management and marketing services to AerCap Partners I.

The second tranche of senior debt was refinanced in April 2012, and as part of the refinancing, AerCap Partners 767 Limited, or AerCap Partners 767, was incorporated. AerCap Partners 767 acquired two Boeing 767 aircraft with leases attached (from AerCap Partners I) which were financed through a $36.0 million senior debt facility and $30.9 million of subordinated debt consisting of $15.45 million from us and $15.45 million from our joint venture partner. $30.9 million of AerCap Partners I's subordinated debt was redeemed upon sale of the two Boeing 767 aircraft to AerCap Partners Boeing 767.

We have determined that AerCap Partners I and AerCap Partners 767 are variable interest entities for which we are the primary beneficiary. As such, we have consolidated AerCap Partners I’s and AerCap Partners 767’s financial results in our consolidated financial statements.

Joint ventures with Waha.  In 2010, we entered into two joint ventures with Waha, with us owning 50% in AerLift Leasing Jet Ltd. ("AerLift Jet") and 40% in AerLift Leasing Ltd. ("AerLift"). AerLift Jet owned four CRJ aircraft, and AerLift owned nine aircraft as of December 31, 2012. We have determined that the joint ventures are variable interest entities. For AerLift Jet we are the primary beneficiary. As such,we consolidate the financial results of AerLift Jet in our consolidated financial statements. For AerLift we are not the primary beneficiary. As such,, we do not consolidate the financial results of AerLift in our consolidated financial statements.

Other joint ventures.  In 2010, we entered into two 50% joint ventures with two separate joint venture partners. The two joint ventures collectively owned six aircraft, consisting of three A330 and three A320 aircraft. On June 1, 2011 we sold our 50% interest in three A330 aircraft that had been part of a joint venture. We have determined that the remaining joint venture is a variable interest entity for which we are the primary beneficiary. As such, we consolidate the financial results of this joint venture in our consolidated financial statements.

As further discussed in Note 14, we hold equity and subordinated debt investments in ALS II and AerFunding. ALS II and AerFunding are variable interest entities for which we are the primary beneficiary. As such, we consolidate the financial results of these entities in our consolidated financial statements.

            We also have an economic interest in AerCo. AerCo is a variable interest entity for which we determined that we are not the primary beneficiary and accordingly we do not consolidate the financial results of AerCo in our consolidated financial statements. We have not assigned any value on our balance sheet for our investment in AerCo, because we do not expect to realize any value.

            The effect on equity attributable to us due to changes in ownership interest in subsidiaries can be summarized as follows:

	Year ended December 31,
	2010	2011	2012

Net income attributable to AerCap Holdings N.V.	$207,573	$172,224	$163,655

Transfer (to) from non-controlling interest
Decrease in AerCap Holdings N.V. paid-in capital for the repurchase of 50% equity interest in AerVenture	(49,854)	-	-
Increase in AerCap Holdings N.V. paid-in capital for the sale of a 50% equity interest in a A330 joint venture	2,072	-	-
Net transfers to non-controlling interest	(47,782)	-	-
Changes in AerCap Holdings N.V. equity from net income attributable to AerCap Holdings N.V. and transfers to non-controlling interests	$159,791	$172,224	$163,655

Genesis Transaction

On March 25, 2010, the all-share acquisition of Genesis was completed. The Genesis aircraft portfolio consisted of 54 aircraft, of which three were subsequently sold. As of December 31, 2012, 51 of those aircraft were in operation on lease to 31 airlines located in 21 countries. The Genesis portfolio includes 45 narrow-body aircraft (Boeing 737-400, 500, 700 and 800, Airbus A319-100, A321-231 and A320-200), two Boeing 747-400 cargo aircraft, two regional jets (ERJ170-100) and two wide-body passenger aircraft (Airbus A330-200 and Boeing 767-300ER). As of June 30, 2011, AerCap, through its Irish subsidiary, AerCap Ireland Limited, replaced GECAS as servicer to the aircraft portfolio acquired through the Genesis acquisition. This includes most services related to leasing the fleet of aircraft, including marketing aircraft for lease and re-lease, collecting rents and other payments from lessees, monitoring maintenance, insurance and other obligations under leases and enforcing rights against lessees. We acquired Genesis to achieve several key strategic and financial objectives in a single transaction, such as access to a significant amount of unrestricted cash without the dilutive impact on earnings per share as compared to other alternatives, the combination of Genesis’ expected unrestricted cash generation with our growth outlook, the improvement of our quality of earnings, the increase in our global client base, significant cost synergies and improved stock trading liquidity for shareholders.

The Genesis Transaction is fully reflected in all AerCap Holdings N.V. 2010 consolidated financial statements except for the first quarter 2010 income statement (including the number of outstanding shares used for earnings per share calculations) and cash flow statement. The amalgamation gain of $274 (net of transaction expenses) is reflected in one line item in the income statement and the impact of the Genesis Transaction on the cash flow statement was also reflected in a one line item (purchase of subsidiaries, net of cash acquired).

The amalgamation gain resulted from the difference between the consideration paid and the fair value of net assets acquired as of March 25, 2010. The consideration for Genesis consisted of a fixed number of shares (one for one), which was agreed upon on September 17, 2009. The trading price of our shares and Genesis’ shares was $8.81 and $8.45, respectively, on September 17, 2009. Due to the market conditions, both AerCap’s and Genesis’ share prices were trading significantly below the book value of the shares. Subsequently, the consideration paid was determined by the trading price of our shares on the closing date of the transaction (March 25, 2010), multiplied by the agreed upon fixed number of shares. On March 25, 2010, the trading price of our shares was $10.83, which remained lower than the book value of our shares. This share price multiplied by the fixed number of shares, resulted in a consideration paid of $372.3 million, which was less than the fair market value of the net assets acquired of $403.4 million.

Waha Transaction

On November 11, 2010, we completed a transaction with Waha. As part of this transaction, we issued approximately 29.8 million new shares to Waha. In exchange, we received $105 million in cash, Waha’s 50% interest in the joint venture company AerVenture, a 40% interest in AerLift and a 50% interest in AerLift Jet. As of December 31, 2010, AerVenture is wholly owned subsidiary of AerCap.

AeroTurbine Transaction

On August 2, 2011, we entered into an agreement with International Lease Finance Corporation (“ILFC”) for the sale of our wholly-owned subsidiary AeroTurbine, Inc. The AeroTurbine transaction was completed on October 7, 2011. The purchase price for all of the outstanding shares of AeroTurbine was $228.0 million. As a result of the sale we recognized a loss from discontinued operations of $52.8 million in the year ended December 31, 2011. The loss consisted of: (1) $22.5 million of bank fees, legal fees and contractual incentive payments to AeroTurbine management, (2) a $8.7 million deferred tax asset write-off as a result of the transfer of tax losses to the buyer; and (3) a $21.6 million book loss. The sale resulted in a $119.9 million increase of our cash position, net of incentive payments and net of AeroTurbine’s cash held at the transaction date. The completion of the sale followed receipt of all necessary regulatory approvals and satisfaction of all other closing conditions. As a result of the agreement with ILFC and based on ASC 205-20, which governs financial statements for discontinued operations, for all periods presented, we have reclassified the results of AeroTurbine into discontinued operations in Consolidated Income Statements.

The Condensed Consolidated Income Statements for previous periods can be summarized as follows:

	Year ended December 31,
	2007	2008	2009	2010(1)

Revenues
Lease revenue	$495,340	$541,455	$581,134	$902,320
Net gain on sale of assets	103,455	77,107	40,243	36,204
Management fee revenue	14,343	11,749	12,964	12,975
Interest revenue	28,595	18,018	9,459	3,913
Other revenue	20,079	4,113	3,692	3,866
Total revenues	661,812	652,442	647,492	959,278
Expenses
Depreciation	129,294	154,130	194,161	307,706
Asset impairment	-	5,282	18,833	10,905
Interest on debt	227,765	208,914	86,193	233,985
Other expenses	33,941	59,843	68,067	67,829
Selling, general and administrative expenses	79,598	85,630	76,628	80,627
Total expenses	470,598	513,799	443,882	701,052
Income from continuing operations before income taxes and income of investments accounted for under the equity method	191,214	138,643	203,610	258,226
Provision for income taxes	(17,080)	833	(953)	(22,194)
Net income of investments accounted for under the equity method	-	-	983	3,713
Net income from continuing operations	$174,134	$139,476	$203,640	$239,745
Income (loss) from discontinued operations (AeroTurbine, including loss on disposal), net of tax	13,164	1,447	2,731	(3,199)
Bargain purchase gain (“Amalgamation gain”), net of transaction expenses	-	-	-	274
Net income	$187,298	$140,923	$206,371	$236,820
Net loss (income) attributable to non-controlling interest, net of tax	1,155	10,883	(41,205)	(29,247)
Net income attributable to AerCap Holdings N.V.	$188,453	$151,806	$165,166	$207,573

Total earnings per share, basic and diluted	$2.22	$1.79	$1.94	$1.81
Earnings (loss) per share from discontinued operations, basic and diluted	$0.15	$0.02	$0.03	$(0.03)
Earnings per share from continued operations attributable to AerCap Holdings N.V., basic and diluted	$2.07	$1.77	$1.91	$1.84

Weighted average shares outstanding, basic and diluted	85,036,957	85,036,957	85,036,957	114,952,639

(1)Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.

The Company’s results from discontinued operations can be summarized as follows:

	Period ended
	December 31, 2010	October 7, 2011

Total revenues	$ 89,861	$ 98,798

Loss from discontinued operations before taxes	(3,077)	(40,975)
Provision for income taxes	(122)	(11,770)
Income (loss) from discontinued operations, net of tax	(3,199)	(52,745)

ALS Transaction

On November 14, 2012, we signed and completed an agreement with an entity incorporated at the direction of Guggenheim Partners, LLC (“Guggenheim”) for the sale of our equity interest in Aircraft Lease Securitisation Limited (“ALS”) by transferring 100% of our interest in the E-Notes, the equity securities issued by ALS, to Guggenheim. In addition, we obtained financing (the “ALS Coupon Liability”) in return for which we received a contingent asset (the “ALS Note Receivable”) with the substance of a structured note as described below. The repayments of the ALS Coupon Liability are equal to an 8% coupon of the purchase price annually until the earlier of December 2016 or the month in which the senior securities issued by ALS, the G-Notes, are fully repaid. The ALS Note Receivable will be received following the repayment of the G-Notes and is equal to a maximum of 20% of the portfolio cash flows on a pro-rata basis up to a cap which will be equal to the total ALS Coupon Liability. As a result of the transaction, we concluded that substantial risk of ownership is transferred to Guggenheim. The transaction thus resulted in the sale and deconsolidation of the ALS portfolio, which included 50 aircraft with a net book value of approximately $1.0 billion and debt of approximately $0.5 billion prior to the sale.

The transaction resulted in a loss, net of tax, of $54.6 million, which is recorded in net gain (loss) on sale of assets in the income statement. The loss includes a loss on book value, transaction expenses and a net loss due to the difference in present values of the ALS Coupon Liability and the ALS Note Receivable that were obtained as part of the transaction. The ALS Coupon Liability of $97.1 million is recorded as debt in our Consolidated Balance Sheets at fair value, using a discount rate of 5.5%. The corresponding ALS Note Receivable of $67.3 million, the contingent asset which is in substance a structured note, is recorded as a note receivable in our Consolidated Balance Sheets at fair value, using a discount rate of 6.8%. The subsequent measurement of both the ALS Coupon Liability and ALS Note Receivable will follow the method of amortized cost based on retrospective effective interest rate.

Risks and uncertainties

            Aircraft leasing is a capital intensive business and we have significant capital requirements. In order to meet our forward purchase commitments, we will need to access committed debt facilities, secure additional financing for pre-delivery payment obligations, use our existing available cash balances, cash generated from aircraft leasing and sales, and, if necessary, the proceeds from potential capital market transactions. If we cannot meet our obligations under our forward purchase commitments, we will not recover the value of prepayments on flight equipment on our balance sheets and may be subject to other contract breach damages.

We are dependent upon the viability of the commercial aviation industry, which determines our ability to service existing and future operating leases of our aircraft. Although the aviation market recovered significantly from late 2009, a deterioration of economic conditions and the movement in oil prices could cause our lessees to default under their leases with us, which could negatively impact our cash flows and results of operations. Furthermore, the value of the largest asset on our balance sheet—flight equipment held for operating leases—is subject to fluctuations in the values of commercial aircraft worldwide. A material decrease in aircraft values could have a downward effect on lease rentals and residual values and may require that the carrying value of our flight equipment be materially reduced.

The values of trade receivables, notes receivable, intangible lease premium assets and the provision for onerous contracts are dependent upon the financial viability of related lessees, which is directly tied to the health of the commercial aviation market worldwide.

We have significant tax losses carried forward in some of our subsidiaries, which are recognized as tax assets on our balance sheet. The recoverability of these assets is dependent upon the ability of the related entities to generate a certain level of taxable income in the future. If those entities cannot generate such taxable income, we will not realize the value of those tax assets and a corresponding valuation allowance and tax charge will be required.

            We periodically perform reviews of the carrying values of our aircraft and customer receivables, the recoverable value of deferred tax assets and the sufficiency of accruals and provisions, substantially all of which are sensitive to the above risks and uncertainties.

Summary Of Significant Accounting Policies	12 Months Ended
Dec. 31, 2012
Summary Of Significant Accounting Policies [Abstract]
Summary Of Significant Accounting Policies

2. Summary of significant accounting policies

Basis for presentation

Our financial statements are presented in accordance with accounting principles generally accepted in the United States of America.

We consolidate all companies in which we have a direct and indirect legal or effective control and all variable interest entities for which we are deemed the primary beneficiary under ASC 810. All intercompany balances and transactions with consolidated subsidiaries have been eliminated. The results of consolidated entities are included from the effective date of control or, in the case of variable interest entities, from the date that we are or become the primary beneficiary. The results of subsidiaries sold or otherwise deconsolidated are excluded from the date that we cease to control the subsidiary or, in the case of variable interest entities, when we cease to be the primary beneficiary.

Other investments in which we have the ability to exercise significant influence and joint ventures are accounted for under the equity method of accounting.

The consolidated financial statements are stated in United States dollars (“US dollars”), which is our functional currency.

Adoption of Recent Accounting Guidance:

            We adopted the following accounting standards during 2012:

            Effective December 31, 2012, we adopted Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs, to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The amendments in this update change the wording used to describe the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements which include (1) those that clarify the FASB's intent about the application of existing fair value measurement and disclosure requirements, and (2) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurement. We have applied ASU 2011-04 which is reflected in note 26.

            Effective December 31, 2012, we adopted FASB ASU No. 2011-05, "Presentation of Comprehensive Income." This ASU amends FASB Accounting Standards Codification (ASC) Topic 220, "Comprehensive Income," by requiring a more prominent presentation of the components of other comprehensive income. We elected the two-statement approach presenting other comprehensive income in a separate statement immediately following the income statement.

Future Application of Accounting Guidance:

            In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities in U.S. GAAP and IFRSs, to improve the comparability of financial statements prepared in accordance with U.S. GAAP and IFRS. Entities are required to disclose both gross information and net information about both (1) instruments and transactions eligible for offset in the statement of financial position in accordance with either Section 210-20-45 or Section 815-10-45 or (2) instruments and transactions subject to an agreement similar to a master netting arrangement. This scope would include derivatives, sale and repurchase agreements and reverse sale and repurchase agreements, and securities borrowing and securities lending arrangements. The amendments in this Update require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. This information will enable users of an entity’s financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments in the scope of this Update. ASU 2011-11 is effective for interim and annual reporting periods beginning on or after January 1, 2013 and should be applied retrospectively. The adoption of ASU 2011-11 will not have a material impact on our consolidated financial statements.

             In February 2013, the FASB issued ASU 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, which adds new disclosure requirements for items reclassified out of accumulated other comprehensive income (AOCI). This new standard is intended to help entities improve the transparency of changes in OCI and items reclassified out of AOCI in their financial statements. The new standard requires entities to disclosure additional information about reclassification adjustments, including (1) changes in AOCI balances by component and (2) significant items reclassified out of AOCI. The new disclosure requirements will be effective for interim and annual periods beginning on January 1, 2013. The adoption of the new standard will require us to include additional disclosures for items reclassified out of AOCI.

Use of estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. For us, the use of estimates is or could be a significant factor affecting the reported carrying values of flight equipment, intangibles, investments, trade and notes receivable, deferred tax assets and accruals and reserves. Management considers information available from professional appraisers, where possible, to support estimates, particularly with respect to flight equipment. Despite management’s best efforts to accurately estimate such amounts, actual results could materially differ from those estimates.

In the years ended December 31, 2010, December 31, 2011 and December 31, 2012, we changed our estimates of useful lives and residual values of certain older aircraft. The change in estimates is a result of the current market conditions that have negatively affected the useful lives and residual values for such aircraft. The effect on net income from continuing operations for the year ended December 31, 2012 was to reduce net income by $5.2 million, or $0.04 basic and diluted earnings per share.

Cash and cash equivalents

Cash and cash equivalents include cash and highly liquid investments with an original maturity of three months or less. A portion of our cash and cash equivalents is held by subsidiaries and access to such cash by us for group purposes is limited.

Restricted cash

Restricted cash includes cash held by banks that is subject to withdrawal restrictions.

Trade receivables

Trade receivables represent unpaid, current lease obligations of lessees under existing lease contracts. Allowances are made for doubtful accounts where it is considered that there is a significant risk of non-recovery. The assessment of risk of non-recovery is primarily based on the extent to which amounts outstanding exceed the value of security held, together with an assessment of the financial strength and condition of a debtor and the economic conditions persisting in the debtor’s operating environment.

Flight equipment held for operating leases, net

Flight equipment held for operating leases, including aircraft, is stated at cost less accumulated depreciation and impairment. Costs incurred in the acquisition of aircraft or related leases are included in the cost of the flight equipment and depreciated over the useful life of the equipment or term of the related lease. In instances where the purchase price includes additional consideration which can be allocated to the value of an acquired lease containing above market terms, such allocated cost is recognized as an intangible lease premium which is amortized over the term of the related lease. Similarly, we recognize a lease deficiency liability as part of accrued expenses and other liabilities for lease contracts where the terms of the lease contract are unfavorable to market terms and amortize the liability over the term of the related lease as an addition to lease revenue. The cost of improvements to flight equipment are normally expensed unless the improvement materially increases the long-term value of the flight equipment or extends the useful life of the flight equipment. In instances where the increased value benefits the existing lease, such capitalized cost is depreciated over the life of the lease. Otherwise, the capitalized cost is depreciated over the remaining useful life of the aircraft. Flight equipment acquired is depreciated over the assets’ useful life, based on 25 years from the date of manufacture, using the straight-line method to the estimated residual value. The current estimates for residual (salvage) values for most aircraft types are 15% of original manufacture cost. Differences between our estimates of useful lives and residual values and actual experience may result in future impairments of aircraft and/or additional gains or losses upon disposal. We review estimated useful life and residual value of aircraft periodically based on our knowledge to determine if they are appropriate and record adjustments on an aircraft by aircraft basis as necessary.

We apply ASC 360, which addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of and requires that all long-lived assets be evaluated for impairment where circumstances indicate that the carrying amounts of such assets may not be recoverable. We normally evaluate these events and circumstances on an annual basis. However, given current market conditions the evaluation is performed on a quarterly basis. The review for recoverability includes an assessment of the estimated future cash flows associated with the use of an asset and its eventual disposal. The assets are grouped at the lowest level for which identifiable cash flows are largely independent of other groups of assets. In relation to flight equipment on operating lease, the impairment assessment is performed on each individual aircraft. If the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the asset, an impairment loss is recognized. The loss is measured as the excess of the carrying amount of the impaired asset over its fair value.

Fair value reflects the present value of cash expected to be received from the aircraft in the future, including its expected residual value discounted at a rate commensurate with the associated risk. Future cash flows are assumed to occur under then current market conditions and assume adequate time for a sale between a willing buyer and a willing seller. Expected future lease rates are based on all relevant information available, including current contracted rates for similar aircraft, appraisal data and industry trends. Residual (salvage) value assumptions generally reflect an aircraft’s booked residual, except where more recent industry information indicates a different value is appropriate. We generally focus our impairment assessment on older aircraft as the cash flows supporting the carrying value of such older aircraft are more dependent upon current lease contracts, which leases are more sensitive to weaknesses in the global economic environment. We review and stress test our key assumptions to reflect any observed weakness in the global economic environment. Further deterioration of the global economic environment and a further decrease of aircraft values might have a negative effect on the undiscounted cash flows of older aircraft and might trigger further impairments.

Notes receivable

Notes receivable arise from the restructuring and deferring of trade receivables from lessees experiencing financial difficulties. Allowances are made for doubtful accounts where there is a significant risk of non-recovery of the note receivable. The assessment of the risk of non-recovery is primarily based on the extent to which amounts outstanding exceed the value of security held, together with an assessment of the financial strength and condition of a debtor and the economic conditions persisting in the debtor’s operating environment. The ALS Note Receivable (described in Note 1) is recorded at fair value and subsequently measured at amortized cost based on the retrospective interest method in accordance with ASC 320.

Capitalization of interest

We capitalize interest related to progress payments made in respect of flight equipment on forward order and add such amount to prepayments on flight equipment. The amount of interest capitalized is the actual interest costs incurred on funding specific to the progress payments or the amount of interest costs which could have been avoided in the absence of such progress payments.

Investments

We may hold debt and equity interests in third parties, including interests in asset securitization vehicles. In instances where those interests are in the form of debt securities or equity securities that have readily determinable fair values, we apply the provisions of ASC 320 and designate each security as either held to maturity or available for sale securities.

We report equity investments where the fair value is not readily determinable at cost, reduced for any other than temporary impairment.

We evaluate our investments in all debt and equity instruments regularly for other than temporary impairments in their carrying value and record a write-down to estimated fair market value as appropriate.

Definite‑lived intangible assets

We recognize intangible assets acquired in a business combination in accordance with the principles of ASC 805. The identified intangible assets are recorded at fair value on the date of acquisition. The rate of amortization of definite‑lived intangible assets is calculated with reference to the period over which we expect to derive economic benefits from such assets. In instances where the purchase of flight equipment or the allocated fair value in a business combination includes consideration which can be allocated to the value of an acquired lease containing above market terms, such allocated costs are recognized as an intangible lease premium asset and amortized on a straight-line basis over the term of the related lease as a reduction of lease revenue. Similarly, we recognize a lease deficiency liability as part of accrued expenses and other liabilities for lease contracts where the terms of the lease contract are unfavorable to market terms and amortize the liability over the term of the related lease as an addition to lease revenue. We consider lease renewals on a lease by lease basis. We generally do not assume lease renewals in the determination of the lease premiums or deficiencies given a market participant would expect the lessee to renegotiate the lease on market terms. We evaluate all definite‑lived intangible assets for impairment in accordance with ASC 360.

Inventory

Inventory consists primarily of engine and airframe parts when we have aircraft for part out. It is valued at the lower of cost or market value.

Derivative financial instruments

We use derivative financial instruments to manage our exposure to interest rate risks and foreign currency risks. Derivatives are accounted for in accordance with ASC 815. All derivatives are recognized on the balance sheet at their fair value. The fair value of derivative instruments under hedge accounting treatment includes a consideration of the credit rating and risk attaching to the counterparty of the derivative contract. We have considered both the quantitative and qualitative factors when determining our counterparty credit risk.

When cash flow hedge accounting treatment is achieved under ASC 815, the changes in fair values related to the effective portion of the derivatives are recorded in accumulated other comprehensive income, and the ineffective portion is recognized immediately in income. Changes in fair value related to the effective portion of the derivatives are reclassified out of accumulated other comprehensive income into income for any ineffective portion of the derivative contract which is calculated at each quarter end. Amounts reflected in accumulated other comprehensive income related to the effective portion are reclassified into earnings in the same period or periods during which the hedged transactions affects earnings.

We discontinue hedge accounting prospectively when (i) we determine that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; or (iii) management determines that designating the derivative as a hedging instrument is no longer appropriate. In all situations in which hedge accounting is discontinued and the derivative remains outstanding, we carry the derivative at its fair value on the balance sheet, recognizing changes in the fair value in current-period earnings. The remaining balance in accumulated other comprehensive income at the time we discontinue hedge accounting is not recognized in the income statement unless it is probable that the forecasted transaction will not occur. Such amounts are recognized in earnings when earnings are affected by the hedged transaction.

When cash flow hedge accounting treatment is not achieved under ASC 815, the changes in fair values between periods are recognized as a reduction or increase of interest expense on the income statement.

Net cash received or paid under derivative contracts where material in any reporting period is classified as operating cash flow in our consolidated cash flow statements.

Deferred income taxes (assets and liabilities)

We report deferred taxes of our taxable subsidiaries resulting from the temporary differences between the book values and the tax values of assets and liabilities using the liability method. The differences are calculated at nominal value using the enacted tax rate applicable at the time the temporary difference is expected to reverse. Deferred tax assets attributable to unutilized losses carried forward or other timing differences are reduced by a valuation allowance if it is more likely than not that such losses will not be utilized to offset future taxable income.

Other assets

Other assets consist of receivables from aircraft manufacturers, prepayments, debt issuance costs, interest and other receivables and other tangible fixed assets. Other tangible fixed assets consist of computer equipment, motor vehicles and office furniture and are valued at acquisition cost and depreciated at various rates between 16% to 33% per annum over the assets’ useful lives using the straight-line method. We capitalize costs incurred in arranging financing as debt issuance costs. Debt issuance costs are amortized to interest expense over the term of the related financing.

Accrued maintenance liability

In all of our aircraft leases, the lessees are responsible for maintenance and repairs of our flight equipment and related expenses during the term of the lease. In some instances, we may incur maintenance and repair expenses for our aircraft. We recognize leasing expenses in our income statement for all such expenditures. In many operating lease and finance lease contracts, the lessee has the obligation to make a periodic payment of supplemental maintenance rent which is calculated with reference to the utilization of airframes, engines and other major life-limited components during the lease. AerCap records as revenue all maintenance rent receipts not expected to be repaid to lessees. We estimate the total amount of maintenance reimbursements for the entire lease and only record revenue after we have received enough maintenance rent under a particular lease to cover the estimated total amount of revenue reimbursements. In these leases, upon lessee presentation of invoices evidencing the completion of qualifying maintenance on the aircraft, we make a payment to the lessee to compensate for the cost of the maintenance, up to the maximum of the supplemental maintenance rental payments made with respect to the lease contract.

In most lease contracts not requiring the payment of supplemental rents, the lessee is required to re-deliver the aircraft in a similar maintenance condition (normal wear and tear excepted) as when accepted under the lease, with reference to major life-limited components of the aircraft. To the extent that such components are redelivered in a different condition than at acceptance, there is an end-of-lease compensation adjustment for the difference at redelivery. We recognize receipts of end-of-lease compensation adjustments as lease revenue when received and payments of end-of-lease adjustments as leasing expenses when paid.

In addition, we may be obligated to make additional payments to the lessee for maintenance related expenses (lessor maintenance contributions or top-ups) primarily related to usage of major life-limited components occurring prior to entering into the lease. We account for planned major maintenance activities such as lessor contributions and top-ups based on the expense as incurred method in accordance with the Airline Audit and Accounting Guide. We record a charge to leasing expenses at the time of the occurrence of a lessor contribution or top-up payment, except in instances where we have established an accrual as an assumed liability for such payment in connection with the purchase of an aircraft with a lease attached, in which case such payments are charged against the existing accrual.

For all of our lease contracts, any amounts of accrued maintenance liability existing at the end of a lease are released and recognized as lease revenue at lease termination. When flight equipment is sold, the portion of the accrued maintenance liability which is not specifically assigned to the buyer is released from the balance sheet and recognized as net gain on sale of assets as part of the sale of the flight equipment.

Accrual for onerous contracts

We make an accrual for onerous contracts where the undiscounted costs of performing under a contract or series of related contracts exceed the undiscounted benefits expected to be derived from such contracts. In connection with a purchase business combination, accruals are recorded at the present value of such differences.

Revenue recognition

As lessor, we lease flight equipment principally under operating leases and report rental income ratably over the life of the lease as it is earned. At lease inception we review all necessary criteria under ASC 840-10-25 to determine proper lease classification including the criteria set forth in ASC 840-10-25-14. Our lease contracts normally include default covenants, and the effect of a default by a lessee is generally to oblige the lessee to pay damages to the lessor to put the lessor in the position one would have been had the lessee performed under the lease in full. There are no additional payments required which would increase the minimum lease payments under ASC 840-10-25-1. We account for lease agreements that include step rent clauses on a straight line basis. Lease agreements for which base rent is based on floating interest rates are included in minimum lease payments based on the floating interest rate existing at the inception of the lease; any increases or decreases in lease payments that result from subsequent changes in the floating interest rate are contingent rentals and are recorded as increases or decreases in lease revenue in the period of the interest rate change. In certain cases, leases provide for rentals based on usage. The usage may be calculated based on hourly usage or on the number of cycles operated, depending on the lease contract. We cease revenue recognition on a lease contract when the collectability of such rentals is no longer reasonably assured. For past-due rentals which have been recognized as revenue, provisions are established on the basis of management’s assessment of collectability and to the extent such rentals exceed related security deposits held, and are recorded as expenses on the income statement.

Most of our lease contracts require payment in advance. Rentals received, but unearned under these lease agreements are recorded as deferred revenue on the balance sheet.

Net gain (loss) on sale of assets originate primarily from the sale of aircraft and engines and are recognized when the delivery of the relevant asset is complete and the risk of loss has transferred to the buyer.

Revenues from direct finance leases are recognized on the interest method to produce a level yield over the life of the finance lease. Expected unguaranteed residual values of leased assets are based on our assessment of residual values and independent appraisals of the values of leased assets remaining at expiration of the lease terms.

Revenue from secured loans, notes receivables and other interest bearing instruments is recognized on an effective yield basis as interest accrues under the associated contracts. Revenue from lease management fees is recognized as income as it accrues over the life of the contract. Revenue from the receipt of lease termination penalties is recorded at the time cash is received or when the lease is terminated, if collection is reasonably assured. Other revenue includes any net gains we generate from the sale of aircraft related investments, such as our subordinated interests in securitization vehicles and notes, warrants or convertible securities issued by our lessees, which we receive from lessees as compensation for amounts owed to us in connection with lease restructurings.

Pension

We operate a defined benefit pension plan for our Dutch employees and some of our Irish employees. As of June 30, 2009 the Irish defined benefit plan was closed to new participants, but will continue to accrue benefits for existing participants. As required by ASC715, we recognize net periodic pension costs associated with this plan in income from continuing operations and recognize the unfunded status of the plan, if any, as a liability. The change in fair value of the funded pension liability that is not related to the net periodic pension cost is recorded as other comprehensive income. The projection of benefit obligation and fair value of plan assets requires the use of assumptions and estimates, including discount rates. Actual results could differ from those estimates. Furthermore, we also operate a defined contribution plan for the Irish employees that do not fall under the defined benefit pension plan. We expense these contributions in the period the contribution is made.

Share‑based compensation

We account for share‑based compensation in accordance with ASC 718. Accordingly, we recognize compensation expense when it becomes probable that participants in share‑based incentive plans, who hold direct or indirect equity interests in our shares or options to acquire such shares, will be able to achieve fair value. The amount of such expense is determined by reference to the fair value of the share or share option on the date of grant. The timing of expense recognition is determined with reference to the timing of lapsing of restrictions on restricted shares and vesting on share options, including the lapsing of repurchase rights which allow other parties to repurchase participants’ shares at less than fair market value.

Foreign currencies

Foreign currency transactions are translated into U.S. dollars at the exchange rate prevailing at the time the transaction took place or at the rates of exchange under related forward contracts where such contracts exist. Subsequent receivables or payables resulting from such foreign currency transactions are translated into U.S. dollars at the exchange rate prevailing at each balance sheet date. All resulting exchange gains and losses are taken to the income statement under selling, general and administrative expenses.

Variable interest entities

We account for investments in variable interest entities in accordance with ASC 810.

Earnings Per Share

Earnings per share is presented in accordance with ASC 260 which requires the presentation of “basic” earnings per share and “diluted” earnings per share. Basic earnings per share is computed by dividing income available to ordinary shareholders by the weighted‑average number of ordinary shares outstanding during the period. For the purposes of calculating diluted earnings per share, the denominator includes both the weighted average number of ordinary shares outstanding during the period and the weighted average number of potentially dilutive ordinary shares, such as share options.

Restricted Cash	12 Months Ended
Dec. 31, 2012
Restricted Cash [Abstract]
Restricted Cash

3. Restricted cash

Restricted cash consists of the following at December 31:

	2011	2012
Cash securing our obligations under ECA-guaranteed financings	$38,365	$41,895
Cash securing our obligations under ALS I debt	39,331	-
Cash securing our obligations under ALS II debt	14,941	15,712
Cash securing our obligations under AerFunding revolving credit facility debt	58,591	82,070
Cash securing our obligations under Genesis securitization debt	24,564	28,955
Cash securing our obligations under TUI portfolio acquisition facility debt	11,747	25,656
Cash securing our obligations under other debt	54,742	82,043
Cash securing our obligations under SkyFunding I and II facilities	-	2,740
Cash securing our obligations under derivative instruments (Note 11)	(7,170)	(810)
Other	2,214	1,582
	$237,325	$279,843

The cash securing our obligations under all our debt facilities is restricted and can only be used to pay for operating expenses incurred by the respective financing vehicle and to pay for interest and debt amortization of the respective debt. The majority of the restricted cash represents collections of these structures in the previous period, which will be paid as interest and debt amortization at the next payment date. The cash securing our rights and obligations under derivative instruments relates to interest rate caps and swaps for which we had to pay cash into restricted cash accounts for the benefit of our counterparties or for which we received cash into restricted cash accounts from our counterparties for our benefit.

Trade Receivables, Net Of Provisions	12 Months Ended
Dec. 31, 2012
Trade Receivables, Net Of Provisions [Abstract]
Trade Receivables, Net Of Provisions

4. Trade receivables, net of provisions

Trade receivables consist of the following at December 31:

	2011	2012
Trade receivables	$19,593	$6,636
Provision for doubtful accounts	(3,530)	-
	$16,063	$6,636

Trade receivables include amounts invoiced to lessees in respect of lease rentals and maintenance reserves. As of December 31, 2012, we did not have any trades receivables recorded in relation to lessee defaults.

The change in the provision for doubtful accounts is set forth below:

	Year ended December 31,
	2010	2011	2012
Provision at beginning of period	$3,392	$2,606	$3,530
Expense for doubtful accounts	39	3,335	-
Discontinued operations	1,128	(2,567)	-
Other(1)	(1,953)	156	(3,530)
Provision at the end of period	$2,606	$3,530	$-

(1)            Other includes direct write offs and cash accounting for certain trade receivables.

Flight Equipment Held For Operating Leases, Net	12 Months Ended
Dec. 31, 2012
Flight Equipment Held For Operating Leases, Net [Abstract]
Flight Equipment Held For Operating Leases, Net

5. Flight equipment held for operating leases, net

Movements in flight equipment held for operating leases during the periods presented were as follows:

	Year ended December 31,
	2010	2011	2012
Net book value at beginning of period	$5,230,437	$8,061,260	$7,895,874
Fair value of flight equipment acquired in acquisitions	1,337,412	-	-
Additions	2,531,719	882,625	1,116,808
Depreciation	(329,639)	(383,148)	(355,697)
Impairment (Note 22)	(11,764)	(23,323)	(12,625)
Disposals	(646,841)	(333,140)	(1,376,461)
Transfers to direct finance leases/inventory	(50,064)	(11,430)	(6,000)
Sale of AeroTurbine	-	(296,970)	-
Net book value at end of period	$8,061,260	$7,895,874	$7,261,899
Accumulated depreciation/impairment at December 31, 2010, 2011 and 2012	$(856,894)	$(1,060,416)	$(992,528)

            At December 31, 2012, 211 out of our 212 owned aircraft and each of our seven owned engines were on lease under operating leases to 74 lessees in 42 countries. The geographic concentrations of leasing revenues are set out in Note 20.

Prepayments on flight equipment (including related capitalized interest) of $468,933, $151,550 and $78,149 have been applied against the purchase of aircraft during the years ended December 31, 2010, 2011 and 2012, respectively.

The following table indicates our contractual commitments for the prepayment and purchase of flight equipment in the periods indicated as of December 31, 2012, excluding any potential capitalized interest:

	2013	2014	2015	Thereafter
Capital expenditures	$623,554	$164,957	$283,146	$-
Pre-delivery payments	97,660	130,170	26,034	-
	$721,214	$295,127	$309,180	$-

            As of December 31, 2012, we expected to make capital expenditures related to 27 new aircraft on order, comprised of five A330 aircraft, four A320 aircraft (excluding two aircraft under a purchase and leaseback arrangement that has been cancelled as of the date of this report) and 18 Boeing 737 aircraft (excluding 11 American Airlines purchase and leaseback aircraft that are expected to be evaluated on an aircraft by aircraft basis if we do not enter into a firm commitment for such aircraft with American Airlines and five purchase rights as part of a Boeing order) in 2013 and thereafter. As we implement our growth strategy, currently focused on the mid- to long-term, and expand our aircraft portfolio, we expect our capital expenditures to increase in the future. We anticipate that we will fund these capital expenditures through internally generated cash flows, draw downs on our committed revolving credit facilities, the incurrence of bank debt and capital market issuances.

Our current operating lease agreements expire up to and over the next 14 years. The contracted minimum future lease payments receivable from lessees for equipment on non-cancelable operating leases at December 31, 2012 are as follows:

Contracted minimum future lease receivables
2013	$ 874,225
2014	799,008
2015	713,677
2016	611,012
2017	471,542
Thereafter	1,550,234
$ 5,019,698

The titles to certain aircraft leased in the United States are held by a U.S. trust company as required by U.S. law. We are the beneficial owner of these aircraft and the aircraft are recorded under flight equipment held for operating lease on the consolidated balance sheets. The trust company is administered by a bank. The aircraft are segregated from the bank’s assets and will not be considered part of the bank’s bankruptcy estate in the event of a trustee bankruptcy.

Notes Receivable	12 Months Ended
Dec. 31, 2012
Notes Receivable [Abstract]
Notes Receivable

6. Notes receivable

Notes receivable consist of the following at December 31:

	2011	2012
Secured notes receivable	$4,794	$10,135
Notes receivable from lessee restructurings	406	-
ALS Note Receivable (1)	-	68,028
	$5,200	$78,163

(1)        We obtained the ALS Note Receivable, with an effective interest of 6.8% per year. The receivable will accrue over time and payments on this note will start when the ALS Coupon Liability ends. For further details refer to the ALS Transaction as described in Note 1.

The minimum future cash receipts under notes receivable at December 31, 2012 are as follows:

Minimum future receipts
2013	$ 3,366
2014	2,612
2015	3,380
2016	5,381
2017	26,205
Thereafter	37,219
$ 78,163

Prepayments On Flight Equipment	12 Months Ended
Dec. 31, 2012
Prepayments On Flight Equipment [Abstract]
Prepayments On Flight Equipment

7. Prepayments on flight equipment

In December 2005, we placed an order with Airbus for the forward purchase of 70 aircraft, including eight aircraft subject to reconfirmation rights. (“2005 Forward Order”). During 2008 and the first two months of 2009, we notified Airbus that we would not take delivery of the eight aircraft subject to reconfirmation rights. In 2009 four additional aircraft were added to the forward order. As of December 31, 2012, 50 aircraft had been delivered and 12 aircraft were sold. The remaining four A320 aircraft to be delivered as of December 31, 2012, are scheduled to be delivered in 2013.

In December 2006, we placed an order with Airbus to acquire 20 new A330 wide-body aircraft. In May 2007, we added an additional ten A330 aircraft to this order. In 2009, two additional A330 aircraft were added to the forward order. As of December 31, 2012 all 32 aircraft had been delivered of which 11 aircraft were sold .

In 2010, we signed an agreement with Boeing covering the purchase of up to 15 Boeing 737-800 aircraft, consisting of ten firm aircraft delivering in 2015 and five purchase rights.

In connection with the current forward order contracts, we are required to make scheduled prepayments toward these future deliveries (Note 5). In addition, we capitalize interest related to progress payments made in respect of flight equipment on forward order and add such amount to prepayments on flight equipment.

Following is a summary of the movements in prepayments on flight equipment and capitalized interest during the years ended December 31, 2010, 2011 and 2012:

	Year ended December 31,
	2010	2011	2012
Net book value at beginning of period	$527,666	$199,417	$95,619
Prepayments made during the period	132,706	43,313	33,508
Interest capitalized during the period	7,978	4,439	2,616
Prepayments and capitalized interest applied against the purchase of flight equipment	(468,933)	(151,550)	(78,149)
Net book value at end of period	$199,417	$95,619	$53,594

Investments	12 Months Ended
Dec. 31, 2012
Investments [Abstract]
Investments

8. Investments

Investments consist of the following at December 31:

	2011	2012
25% equity investment in unconsolidated joint venture (AerDragon)	$36,473	$41,161
40% equity investment in unconsolidated joint venture (AerLift)	46,456	51,721
43% equity investment in unconsolidated joint venture (AerData)	1,150	980
	$84,079	$93,862

Our equity investment in our unconsolidated joint ventures, AerDragon, AerLift and AerData, are accounted for under the equity method.

Intangible Assets	12 Months Ended
Dec. 31, 2012
Intangible Assets [Abstract]
Intangible Assets

9. Intangible assets

The following table presents details of amortizable intangible assets and related accumulated amortization:

	As of December 31, 2011

	Gross	Accumulated amortization	Net

Lease premiums	$67,882	$(38,204)	$29,677

	As of December 31, 2012

	Gross	Accumulated amortization	Net

Lease premiums	$54,945	$(36,845)	$18,100

Lease premiums that are fully amortized are removed from the gross and accumulated amortization column in the table above. The following table presents the changes to amortizable intangible assets during the periods indicated:

	Year ending December 31,
	2011	2012
Net carrying value at beginning of period	$58,637	$29,677
Discontinued operations	(12,412)	-
Amortization	(15,375)	(11,577)
Impairment (Note 22)	(1,173)	-
Net carrying value at end of period	$29,677	$18,100

Future amortization of the intangible assets over the terms of their useful lives is as follows:

Amortization of intangible assets
2013	$ 8,431
2014	6,137
2015	3,108
2016	424
2017	-
Thereafter	-
$ 18,100

The remaining weighted average amortization period for the amortizable intangible assets is 29 months (2011: 37 months). Please refer to Note 22 for the impairment analysis of intangible assets.

Inventory	12 Months Ended
Dec. 31, 2012
Inventory [Abstract]
Inventory

10. Inventory

We had no inventory as compared with $14.0 million as of December 31, 2011. The decrease in inventory in the year ended December 31, 2012 is the result of the ALS Transaction and sales of engine and airframe parts.

Derivative Assets And Liabilities	12 Months Ended
Dec. 31, 2012
Derivative Assets And Liabilities [Abstract]
Derivative Assets And Liabilities

11. Derivative assets and liabilities

The objective of our hedging policy is to adapt a risk adverse position with respect to changes in interest rates and foreign currencies. We have entered into a number of interest rate derivatives to hedge the current and future interest rate payments on our variable rate debt. Furthermore we have entered into a number of foreign currency derivatives to hedge the current and future Euro - US Dollar exposure to our business. These derivative products can include interest rate swaps, caps, floors, options and forward contracts. As of December 31, 2012, we had interest rate swaps, caps and floors, with a combined notional amount of $2.4 billion and a combined negative fair value of $4.7 million. The negative fair value as of December 31, 2012 is recorded in the balance sheet as derivative assets of $10.0 million and derivative liabilities of $14.7 million. The variable benchmark interest rates associated with these instruments ranged from one to three-month US dollar LIBOR.

We have not applied hedge accounting under ASC 815 to any of the above mentioned caps and floors and to two interest rate swaps, which we acquired through the Genesis Transaction. The change in fair value of these derivatives, therefore, is recorded in the income statement as interest expense (income) as specified below:

	Year ended December 31,
	2010	2011	2012
Change in fair value of interest rate caps and floors	$27,720	$59,312	$14,388
Change in fair value of interest rate swaps acquired in Genesis Transaction	(22,947)	(39,536)	(3,713)
	$4,773	$19,776	$10,675

As of December 31, 2012 we had six interest rate swaps for which we achieved cash flow hedge accounting treatment. The six interest rate swaps had a combined notional amount of $0.7 billion and a combined negative fair value of $11.3 million which has been recorded as part of derivative liabilities in the consolidated balance sheet as of December 31, 2012. As of December 31, 2011 we had four interest rate swaps for which we achieved cash flow hedge accounting treatment. The four interest rate swaps had a combined notional amount of $0.5 billion and a combined negative fair value of $9.8 million which has been recorded as part of derivative liabilities in the consolidated balance sheet as of December 31, 2011. The change in fair value related to the effective portion of these six interest rate swaps is recorded, net of tax, in accumulated other comprehensive income. We do not expect to reclassify amounts from accumulated other comprehensive income to net interest over the next 12 months. Some of our agreements with derivative counterparties require a two-way cash collateralization of derivative fair values. Cash under such arrangements is included in restricted cash (Note 3).

Counterparties to currency exchange and interest rate derivatives consist of major international financial institutions. The Company continually monitors its positions and the credit ratings of the counterparties involved and limits the amount of credit exposure to any one party. While the Company may be exposed to potential losses due to the credit risk of non-performance by these counterparties, losses are not anticipated. The Company closely monitors the credit risk associated with its counterparties and customers and to date has not experienced material losses.

The maximum time period for which we hedge our exposure to forecasted transaction cash flows is 12 years, excluding the variability related to the payment of interest on floating rate debt obligations.

Other Assets	12 Months Ended
Dec. 31, 2012
Other Assets [Abstract]
Other Assets

12. Other assets

Other assets consist of the following at December 31:

	2011	2012
Debt issuance costs	$148,675	$133,352
Other tangible fixed assets	3,802	2,482
Receivables from aircraft manufacturer	12,990	8,203
Prepaid expenses	4,601	4,690
Other receivables	11,291	9,124
	$181,359	$157,851

Amortization of debt issuance costs was $26,410, $33,001 and $50,989 for the years ended December 31, 2010, 2011 and 2012 respectively. The higher amortization in 2012 was due mostly to the early repayment of secured loans during the year. The unamortized debt issuance costs at December 31, 2012 amortize annually from 2013 through 2024.

Accrued Expenses And Other Liabilities	12 Months Ended
Dec. 31, 2012
Accrued Expenses And Other Liabilities [Abstract]
Accrued Expenses And Other Liabilities

13. Accrued expenses and other liabilities

Accrued expenses and other liabilities consist of the following at December 31:

	2011	2012
Accrued expenses	$29,682	$32,267
Accrued interest	26,702	44,257
Lease deficiency	18,074	15,427
	$74,458	$91,951

Lease deficiency—Lease deficiency represents lease rates for current lease contracts which are below current market rentals for the applicable aircraft at the time of purchase. The lease deficiency amortizes over the remaining term of the related lease agreements as a non-cash increase in lease revenue. The remaining weighted average amortization period for the lease deficiency is 102 months as of December 31, 2012, compared with an average 109 months as of December 31, 2011.

Debt	12 Months Ended
Dec. 31, 2012
Debt [Abstract]
Debt

14. Debt

Debt consists of the following as of December 31:

	2011 (1)	2012 (1)	Weighted average interest rate December 31, 2012	Maturity
ECA-guaranteed financings	$1,662,810	$1,675,387	2.47%	2024
ALS I debt	640,332	-	-%	-
ALS II debt	693,180	572,270	2.06%	2038
AerFunding revolving credit facility	461,421	538,024	3.11%	2016
Genesis securitization debt	624,973	549,288	0.45%	2032
TUI portfolio acquisition facility	262,302	188,393	1.79%	2015
SkyFunding I and II facilities	133,669	507,475	3.83%	2022
Senior unsecured notes due 2017	-	300,000	6.38%	2017
Subordinated debt joint ventures partners(3)	64,280	64,280	19.35%	2022
Other debt	1,568,198	1,408,382	3.71%	2023
	$6,111,165	$5,803,499

(1)        As of December 31, 2012, we remain in compliance with the respective financial covenants across the Company’s various debt obligations.

(2)        The weighted average interest rate in the table above is calculated based on the US dollar LIBOR rate as of December 31, 2012, and excludes the impact of related derivative instruments which we hold to hedge our exposure to interest rates as well as any amortization of the debt issuance costs.

(3)       Subordinated debt issued to two of our joint venture partners in 2008 and 2010.

Aggregate maturities of debt and capital lease obligations (included in other debt) during the next five years and thereafter are as follows:

Debt maturing
2013	$ 721,140
2014	698,839
2015	911,682
2016	1,014,043
2017	813,565
Thereafter	1,644,230
$ 5,803,499

ECA-guaranteed financings—Airbus A320 aircraft

General.  In April 2003, we entered into an $840.0 million export credit facility for the financing of up to 20 Airbus A320 aircraft. Funding under the facility is provided by commercial banks, but the repayment is guaranteed by the ECA. In January 2006, the export credit facility was amended and extended to cover an additional nine aircraft and its size increased to a maximum of $1.2 billion.

In November 2008, the export credit facility was further amended to cover one additional aircraft and the maximum amount of the facility remained unchanged. The terms of the lending commitment in the export credit facility are such that the export credit agencies only approve funding for aircraft that are due for delivery on a six-month rolling basis and have no obligation to fund deliveries beyond that period. No additional new aircraft are expected to be financed in this 2003 facility.

As of December 31, 2012, we had 18 aircraft financed under this facility and $381.1 million of loans outstanding.

Interest Rate.  Set forth below are the interest rates for our export credit facilities.

	Amount outstanding
	December 31, 2012	Interest rate
	(US dollars in thousands)
Floating Rate Tranches	$ 381,085	Three-month LIBOR plus 0.32%
Purchase accounting fair value adjustments	(1,395)
	$ 379,690

            Maturity Date.  We are obligated to repay principal on the export credit facility over a 12-year term.

            Collateral.  The export credit facilities require legal title to the aircraft be transferred to and held by a special purpose company controlled by the respective lenders. We have entered into lease agreements on these aircraft which transfer the risk and rewards of ownership of the aircraft to AerCap. The obligations outstanding under the export credit facilities are secured by, among other things, a pledge of the shares of the company which holds legal title to the aircraft financed under the facility. Each subsidiary’s obligations under the financings are guaranteed by AerCap Holdings N.V.

             Certain Covenants.  The export credit facilities contain affirmative covenants customary for secured financings. The facilities also contain net worth financial covenants. In addition, loans under the 2003 export credit facilities contain change of control provisions that grant the lenders the right to prepayment of their loans in the event of a change of control, unless the lenders consent to the change of control, which was obtained in connection with the 2005 Acquisition. A change of control occurs under our April 2003 export credit facility if our shares cease to be listed on the New York Stock Exchange unless, at the time our shares cease to be listed on the New York Stock Exchange, at least 66.66% of our ordinary shares are owned and controlled by one or more shareholders rated at least BBB- by Standard & Poor’s Ratings Services and Baa3 or more by Moody’s Investors Service, Inc.

ECA-guaranteed financings—Airbus A330 and A320 family aircraft

General.  In December 2008, we entered into a $1.4 billion export credit facility for the financing of up to 15 Airbus A330 aircraft. Funding under the facility is provided by commercial banks, but the repayment is guaranteed by the ECA. From time to time since 2008, the export credit facility has been further amended to cover certain additional Airbus A330 and A320 family aircraft and an ECA capital markets transaction in relation to three A330 aircraft. The maximum size of the facility was increased to $1.6 billion. The terms of the lending commitment in the export credit facility are such that the export credit agencies only approve funding for aircraft that are due for delivery on a six-months rolling basis and have no obligation to fund deliveries beyond that period. No additional new aircraft are expected to be financed in this 2008 facility.

As of December 31, 2012, seven A330 aircraft and 10 A320 family under this 2008 facility have been delivered from the manufacturer. We had $722.5 million of loans outstanding under this facility as of December 31, 2012.

In March 2009, we entered into a $846.0 million export credit facility for the financing of up to 20 Airbus A320 aircraft. Funding under the facility is provided by commercial banks, but the repayment is guaranteed by the ECA. As of December 31, 2012, five A320 family aircraft under this facility have been delivered from the manufacturer and financed in this facility. We had $147.9 million of loans outstanding under this facility as of December 31, 2012. Following the redemption of shares issued by AerVenture such that AerCap AerVenture Holding B.V became the 100% owner of the issued share capital in AerVenture, this facility will no longer be utilized. No additional new aircraft are expected to be financed in this 2009 facility.We had $148.0 million of loans outstanding under the 2009 ECA A320 facilities as of December 31, 2012.

            In June 2010 and September 2010, we completed the refinancing of three A330-300 aircraft that were previously financed under our 2008 facility to an ECA capital markets transaction. We had $185.2 million of loans outstanding under the ECA capital markets facilities as of December 31, 2012.

            During 2012, we entered into three additional separate ECA facility agreements in order to finance three A330-300 aircraft which delivered during the year pursuant to a purchase and lease-back transaction with one airline. These facilities carry similar commercial terms to the 2008 facility agreement. We had $240.0 million of loans outstanding under this facility as of December 31, 2012.

Interest Rate.  Set forth below are the interest rates for the first and subsequent export credit facilities. The interest rates for the remaining loans will be agreed on a rolling basis.

		Amount outstanding
		December 31, 2012	Interest rate
		(US dollars in thousands)
2008 A330 & A320 Facility	Floating rate tranches	$ 63,910	Three-month LIBOR plus 1.47%
	Fixed rate tranches	658,596	3.20%
2009 A320 Facility	Floating rate tranches	58,531	Three-month LIBOR plus 1.11%
	Fixed rate tranches	89,466	4.23%
ECA A330 Capital Market facilities	Fixed rate tranches	185,176	3.60%
2012 Facilities	Fixed rate tranches	240,017	2.29%
Total		$ 1,295,696

            Maturity Date. We are obligated to repay principal on the export credit facility over a 12-year term.

            Collateral.  The export credit facilities require legal title to the aircraft be transferred to and held by a special purpose company controlled by the respective lenders. We will enter into lease agreements on these aircraft which transfer the risk and rewards of ownership of the aircraft to AerCap. The obligations outstanding under the export credit facilities are secured by, among other things, a pledge of the shares of the company which holds legal title to the aircraft financed under the facility. Each subsidiary’s obligations under the financings are guaranteed by AerCap Holdings N.V.

Certain Covenants.  The export credit facilities contain affirmative covenants customary for secured financings. The facilities also contain net worth financial covenants. In addition, loans under these export credit facilities contain change of control provisions that grant the lenders the right to prepayment of their loans in the event of a change of control, unless the lenders consent to the change of control. A change of control occurs under our December 2008 export credit facility if:

(i)        AerCap Holdings N.V.’s shares cease to be listed on the New York Stock Exchange unless, at the time our shares cease to be listed on the New York Stock Exchange, at least 66.66% of our issued shares and voting rights are owned and controlled by one or more shareholders rated at least BBB- by Standard & Poor’s Ratings Services and Baa3 or more by Moody’s Investors Service, Inc; or

(ii)       AerCap Holdings N.V. ceases to own and control 100% of the shares in AerCap A330 Holdings B.V., AerCap B.V. or AerCap Ireland Limited.

An additional covenant related to the 2008 facility is as follows:

(i)	AerCap A330 Holdings B.V. ceases to own and control at least 51% of the shares in AerCap A330 Holdings Limited.

Additional covenants related to the 2009 AerVenture facility are as follows:

(i)	AerCap Holdings N.V. ceases to own and control 100% of the shares in AerCap AerVenture Holding B.V; or
(ii)	AerCap AerVenture Holding B.V. ceases to own and control at least 50% of the shares in AerVenture; or

            (iii)     AerVenture ceases to own and control (directly or indirectly) 100% of the export lessees.

            As of December 31, 2012, we had financed 46 aircraft under ECA-guaranteed financings. The net book value of aircraft pledged to the ECA lenders was $2.2 billion at December 31, 2012.

ALS II debt

            General.  On June 26, 2008, we completed a securitization in which ALS II issued securitized class A-1 notes and class A-2 notes, rated A+ by Standard & Poor’s (“S&P”) and A1 by Moody’s. The class A-1 notes each had an outstanding principal balance of zero, and were issued to commitment holders. The commitment holders committed to advance funds, subject to certain conditions, including that ALS II shall have acquired at least 15 aircraft, up to an aggregate amount of $1.0 billion in connection with the purchase of 30 A320 family aircraft by ALS II. Funded class A-1 notes may be exchanged for class A-2 notes subject to certain conditions. The class A-1 notes are ranked pari passu with the class A-2 notes.

The advances made by the commitment holders were used to purchase 30 aircraft from AerVenture Leasing 1 Limited, a subsidiary of AerVenture, all 30 of which have been delivered. The 30th aircraft was delivered in May 2010. The 30 aircraft are among the aircraft delivered by Airbus to AerVenture between 2007 and 2011. During 2011, a portion of A-1 notes were exchanged for A-2 notes.

ALS II also issued class E-1 notes (the most junior class of notes) to AerVenture Leasing 1 Limited on June 26, 2008, the proceeds of which were applied to pay expenses of ALS II during the period between June 26, 2008 and the first delivery of aircraft. Additional class E-1 notes were issued to AerVenture Leasing 1 Limited in connection with the sale of aircraft to ALS II, and will be issued to AerVenture Leasing 1 Limited, AerVenture and AerCap Holdings N.V. in certain other circumstances. ALS II’s financial results are consolidated in our financial statements.

Liquidity.  Crédit Agricole provided a liquidity facility in the amount of $55 million, which may be drawn upon to pay expenses of ALS II and its subsidiaries, commitment fees owed to the commitment holders, senior hedge payments and interest on the class A-1 notes and class A-2 notes.

Interest Rate.  Set forth below is the interest rate for the subclasses of notes not held by us. LIBOR is the London interbank offered rate for one-month U.S. dollar deposits or, under certain circumstances, an interpolated LIBOR rate.

Amount outstanding
	December 31, 2012	Interest rate
(US dollars in thousands)
Class A-1 Notes	$ 550,912	One-month LIBOR plus 1.85%
Class A-2 Notes	21,357	One-month LIBOR plus 1.85%
Total	$ 572,269

            Maturity Date.  The final maturity date of the notes will be June 15, 2038.

            Collateral.  The notes are secured by security interests in and pledges or assignments of equity ownership and beneficial interests in the subsidiaries of ALS II, as well as by ALS II’s subsidiaries’ interests in leases of the aircraft they own, by cash held by or for them and by their rights under agreements with the service providers. Rentals and reserves paid under leases of the ALS II aircraft will be placed in a collection account and paid out according to a priority of payments.

As of December 31, 2012 30 aircraft were financed in ALS II. The net book value of 30 aircraft pledged as collateral for the securitization debt was $1.0 billion as of December 31, 2012.

AerFunding revolving credit facility

            General.  AerFunding 1 Limited (“AerFunding”) is a special purpose company incorporated with limited liability in Bermuda. The share capital of AerFunding is owned 95% by a charitable trust and 5% by AerCap Ireland. AerFunding is a consolidated subsidiary formed for the purpose of acquiring new and used aircraft assets. On April 26, 2006, AerFunding 1 Limited entered into a non recourse senior secured revolving credit facility in the aggregate amount of up to $1.0 billion with UBS Real Estate Securities Inc., UBS Securities LLC, Deutsche Bank Trust Company Americas and certain other financial institutions.

            On June 10, 2010, the facility was amended and the revolving loans under the AerFunding revolving credit facility, which are divided into two classes, were amended. The maximum advance limit on class A loans was amended to $705.5 million from $830.0 million and the maximum advance limit on class B loans was amended to $144.5 million from $170.0 million.

On June 9, 2011, the facility was amended to allow for an additional two year revolving period to June 2013, and a three year term-out period to June 2016. The maximum facility size was amended to $775.0 million and the commitment and borrowings amended to a single class of loans. In addition to UBS Securities LLC, lenders to the transaction are Credit Suisse AG, Citibank N.A., Nomura Global Financial Products Inc. and Scotiabank Europe plc. In April, 2012, the facility size was increased to $800.0 million with an additional commitment provided by Everbank.

As of December 31, 2012, we had $538.0 million of loans outstanding under the AerFunding revolving credit facility, relating to 21 aircraft. The net book value of aircraft pledged to lenders under the credit facility was $0.7 billion as of December 31, 2012.

            Borrowings under the AerFunding revolving credit facility can be used to finance between 73.0% and 78.0% of the lower of the purchase price and the appraised value of the eligible aircraft. Eligible aircraft include A320 family aircraft, Boeing 737-700, -800 and 900ER aircraft, Boeing 777, Boeing 787 aircraft and A330 aircraft. In addition, value enhancing expenditures and required liquidity reserves are also funded by the lenders.

            All borrowings under the AerFunding revolving credit facility are subject to the satisfaction of customary conditions and restrictions on the purchase of aircraft that would result in our portfolio becoming too highly concentrated, with regard to both aircraft type and geographical location. The borrowing period during which new advances may be made under the facility will expire on June 9, 2013.

Interest Rate.  Borrowings under the AerFunding revolving credit facility bear interest based on the Eurodollar rate plus the applicable margin. The following table sets forth the applicable margin for the borrowings under the AerFunding revolving credit facility during the periods specified:

Applicable
Margin
Borrowing period (1)	2.90%
Period from June 10, 2013 to June 9, 2014	3.90%
Period from June 10, 2014 to June 9, 2015	4.40%
Period from June 10, 2015 to June 9, 2016	4.90%
(1)The borrowing period is until June 9, 2013, after which the loan converts to a term loan.

Additionally, we are subject to (a) a 0.50% fee on any portion of the unused loan commitment if the average facility utilization is greater than 50% during a period or (b) a 0.75% fee on any unused portion of the unused loan commitment if the average facility utilization is greater than 50% during a period.

 Payment Terms.  Interest on the loans is due on a monthly basis. Principal on the loans amortizes on a monthly basis to the extent funds are available. All outstanding principal not paid during the term is due on the maturity date.

Prepayment.  Advances under the AerFunding revolving credit facility may be prepaid without penalty upon notice, subject to certain conditions. Mandatory partial prepayments of borrowings under the AerFunding revolving credit facility are required:

•    upon the sale of certain assets by a borrower, including any aircraft or aircraft engines financed or refinanced with proceeds from the AerFunding revolving credit facility;

•    upon the occurrence of an event of loss with respect to an aircraft or aircraft engine financed with proceeds from the AerFunding revolving credit facility from the proceeds of insurance claims; and

•    upon the securitization of any interests or leases with respect to aircraft or aircraft engines financed with proceeds from the AerFunding revolving credit facility.

Maturity Date.  The maturity date of the AerFunding revolving credit facility is June 9, 2016.

Cash Reserve.  AerFunding is required to maintain up to 6.0% of the borrowing value of the aircraft in reserve for the benefit of the lenders. Amounts held in reserve for the benefit of the lenders are available to the extent that there are insufficient funds to pay required expenses, hedge payments or principal of or interest on the loans on any payment date. The amounts on reserve are funded by the lenders.

Collateral.  Borrowings under the AerFunding revolving credit facility are secured by, among other things, security interests in and pledges or assignments of equity ownership and beneficial interests in all of the subsidiaries of AerFunding, as well as by AerFunding’s interests in the leases of its assets.

Certain Covenants.  The AerFunding revolving credit facility contains covenants that, among other things, restrict, subject to certain exceptions, the ability of AerFunding and its subsidiaries to:

•    sell assets;

•    incur additional indebtedness;

•    create liens on assets, including assets financed with proceeds from the AerFunding revolving credit facility;

•    make investments, loans, guarantees or advances;

•    declare any dividends or other asset distributions other than to distribute funds paid to us out of the flow of funds under the Aerfunding revolving credit facility;

•    make certain acquisitions;

•    engage in mergers or consolidations;

•    change the business conducted by the borrowers and their respective subsidiaries;

•    make specified capital expenditures, other than those related to the purchase, maintenance or conversion of assets financed with proceeds from the AerFunding revolving credit facility;

•    own, operate or lease assets financed with proceeds from the AerFunding revolving credit facility; and

•    enter into a securitization transaction involving assets financed with proceeds from the AerFunding revolving credit facility unless certain conditions are met.

Genesis securitization debt

 General.    On December 19, 2006, Genesis Funding Limited, or GFL, completed a securitization and issued a single class of AAA-rated G-1 floating rate notes. The proceeds of the transaction were used by GFL to finance the acquisition of a portfolio of 41 aircraft. Following a number of sales, there are 38 aircraft in the GFL portfolio as of December 31, 2012. The primary source of payments on the notes is the lease payments on the aircraft owned by the subsidiaries of GFL. The notes have the benefit of a financial guaranty insurance policy issued by Financial Guaranty Insurance Company, or FGIC, which has issued a financial guaranty insurance policy to support the payment of interest when due on the notes and the payment of the outstanding principal balance of the notes on the final maturity date of the notes and, under certain other circumstances, prior thereto.

The notes initially were rated Aaa and AAA by Moody’s and S&P, respectively. This rating was based on FGIC’s corporate rating. FGIC has suffered significant downgrades of its ratings since the issuance of the notes and is currently unrated by Moody’s and S&P. As a result, Moody’s and S&P have published stand‑alone ratings of the G-1 notes of A3 and A-, respectively.

Liquidity.  Credit Agricole provides a liquidity facility in the amount of $60.0 million, which may be drawn upon to pay expenses of GFL and its subsidiaries, senior hedge payments and interest on the notes.

Interest Rate.  Set forth below is the interest rate for the Class G-1 note:

Amount outstanding
	December 31, 2012	Interest rate
(US dollars in thousands)
Class G-1 Notes	$ 549,288	One-month LIBOR plus 0.24%

Maturity Date.  The final maturity date of the notes is December 22, 2032.

Payment Terms.  Interest on the notes is due and payable on a monthly basis. Scheduled monthly principal payments on the notes commenced in December 2009 and continued until December 2011. Since December 19, 2011, all revenues collected during each monthly period are applied to repay the outstanding principal balance of the notes, after the payment of certain expenses and other liabilities, including the fees of the servicer, the liquidity facility provider and the policy provider, interest on the notes and interest rate swap payments, all in accordance with the priority of payments set forth in the indenture.

GFL may voluntarily redeem the new notes for a redemption price of the notes equal to the outstanding principal balance of the notes. In addition, GFL must pay any accrued but unpaid interest on the notes and any premium due to FGIC upon redemption of the notes. GFL may redeem the notes in whole or in part, provided that if a default notice has been given under the trust indenture or the maturity of any notes has been accelerated then GFL may only redeem the notes in whole.

Aircraft Management Services.  As of June 30, 2011, AerCap, through its Irish subsidiary, AerCap Ireland Limited, replaced GECAS as servicer to the Genesis aircraft portfolio, for a consideration paid to GECAS of $24.5 million. This includes most services related to leasing the fleet of aircraft, including marketing aircraft for lease and re-lease, collecting rents and other payments from lessees, monitoring maintenance, insurance and other obligations under leases and enforcing rights against lessees.

Collateral.  The notes are secured by first priority, perfected security interests in and pledges or assignments of equity ownership and beneficial interests in the subsidiaries of GFL, their interests in the leases of the aircraft they own, cash held by or for them and by their rights under agreements with GECAS, the initial liquidity facility provider, hedge counterparties and the policy provider. The notes are also secured by a lien or similar interest in any of the aircraft in the portfolio that are registered in the United States or Ireland.

As of December 31, 2012 38 aircraft were financed in the GFL securitization. The net book value of 38 aircraft pledged as collateral for the securitization debt was $0.8 billion as of December 31, 2012.

TUI portfolio acquisition facility

General.    In June 2008, AerCap Partners I Holding Limited, or AerCap Partners I, a 50% joint venture established between us and Deucalion Aviation Funds, entered into a sale and leaseback transaction pursuant to which it agreed to purchase 11 Boeing 737-800, six Boeing 757-200 and two Boeing 767-300 aircraft from the TUI Travel Group, or TUI, and lease the aircraft back to TUI.

To finance the purchase of the 19 aircraft, a subsidiary of AerCap Partners I, AerCap Partners I Limited, entered into a senior facility in an amount of up to $448.6 million with Crédit Agricole, KfW IPEX-Bank GmbH, Deutsche Bank AG London Branch and HSH Nordbank AG which was arranged by Crédit Agricole and KfW IPEX-Bank GmbH. The senior facility was divided into two tranches, the first being used to finance the purchase of the 11 Boeing 737-800 aircraft and the second to finance the purchase of the other eight aircraft. During 2012, the second tranche was repaid. AerCap Partners I pay the lenders for the amounts drawn on the senior facility in monthly installments. The principal amount outstanding under the loan in relation to the first tranche must be repaid in full on April 1, 2015 and the principal amount outstanding under the loan in relation to the second tranche was refinanced prior to the maturity date on April 1, 2012.

Following drawdown of the amounts in relation to the 19 aircraft, the remaining commitment under the facility was cancelled subsequent to June 30, 2008.

 As of December 31, 2012, the joint venture owned 11 Boeing 737-800 aircraft. Two Boeing 767-300ER aircraft that had been originally part of AerCap Partners I have been refinanced through AerCap Partners 767 Ltd, and six Boeing 757-200 aircraft have been sold. The aggregate principal amount of the loans outstanding under the senior facility as of December 31, 2012 was $188.4 million, and the net book value of the 11 aircraft pledged to lenders under the credit facility was $0.3 billion as of December 31, 2012.

Interest Rate.  Borrowings under the first tranche of the senior facility bear interest at a floating interest rate of one month US dollar LIBOR plus a margin of 1.575% until April 1, 2013 and a margin of 1.75% thereafter. Interest under the senior facility is payable monthly in arrears on each repayment date.

Amount outstanding
	December 31, 2012	Interest rate
(US dollars in thousands)
Senior Facility	$ 188,393	One-month LIBOR plus 1.58%

Prepayment.  Borrowings under the facilities may be prepaid (subject to minimum payment amounts and notice provisions) without penalty, except for break funding costs if payment is made on a day other than a repayment date. However, a prepayment fee of 1% of the amount prepaid is payable to the lenders if such prepayment exceeds $15.0 million in aggregate in each of the first and second years following the signing date.

Put Option.  If AerCap Partners I Limited is the owner of the aircraft on April 1, 2015 and amounts under the facility remain outstanding with respect to those aircraft on that maturity date of the senior facility (put option), Crédit Agricole can require AerCap Holdings N.V. (i) to purchase that aircraft, (ii) to purchase that aircraft and the shares of the relevant lessor of that aircraft or (iii) to purchase the beneficial interest that AerCap Partners I Limited has in that aircraft. Crédit Agricole can, subject to certain provisions including cure rights of Deucalion Aviation Funds, also exercise the put option on an AerCap Holdings N.V. insolvency event.

Maturity Date.  The maturity date of the remaining tranche of the senior facility is April 1, 2015.

Collateral.  Borrowings under the senior facility are secured by, among other things, charges over the shares in AerCap Partners I, AerCap Partners I Holding Limited and Lantana Aircraft Leasing Limited, charges over various bank accounts, mortgages over the financed aircraft and security assignments of, inter alia, the lease agreements and letters of credit provided to AerCap Partners I by Royal Bank of Scotland plc.

Certain Covenants. The senior facility contains customary covenants for secured financings through special purpose companies. AerCap Partners I also covenants in the senior facility (a) to provide loan-to-value ratio appraisals to the agent on agreed dates and (b) that the ratio of tranche 1 aircraft to all financed aircraft must be at least 43%.

SkyFunding I and SkyFunding II facilities

General.  On October 24, 2011, SkyFunding Limited (“SkyFunding I”), a wholly owned subsidiary of AerCap Ireland Limited, entered into a $402.0 million credit facility, which was co-arranged by Crédit Agricole Corporate and Investment Bank, Norddeutsche Landesbank Girozentrale, Commonwealth Bank of Australia, Landesbank Hessen-Thüringen Girozentrale and DVB Bank SE. Crédit Agricole Corporate and Investment Bank acted as co-ordinating bank and senior agent.

On September 28, 2012, SkyFunding II Limited, a wholly owned indirect subsidiary of AerCap Ireland Limited, entered into a $128.0 million credit facility, which was co-arranged by Norddeutsche Landesbank Girozentrale, Commonwealth Bank of Australia and DVB Bank SE. DVB Bank SE acted as coordinating bank and Crédit Agricole Corporate and Investment Bank acted as senior agent.

The SkyFunding II facility contains a feature pursuant to which additional commitments may be added following the initial closing date, up to a maximum of 12 aircraft. Subsequent to the initial closing of the SkyFunding II facility, Landesbank Hessen-Thüringen Girozentrale and Natixis have joined the SkyFunding II facility under this feature, increasing the total facility size to $192.0 million.

These ten-year credit facilities provide long term committed financing for 18 Boeing 737-800 aircraft subject to leases with American Airlines Inc, with the ability to increase the facility size by a further six additional aircraft in the SkyFunding II transaction.

The loans under the SkyFunding facilities are divided into senior loans and subordinated loans. Each senior lender will participate in senior loans with respect to the aircraft allocated to such senior lender in an amount equal to its senior commitment. AerCap Ireland Limited, as subordinated lender, would participate in each subordinated loan in an amount to be agreed between the respective SkyFunding borrower and AerCap Ireland Limited from time to time.

As of December 31, 2012, all of the 12 aircraft have been delivered and financed under the SkyFunding I facility; the aggregate principal amount of the senior loans outstanding under the facility was $380.3 million.

As of December 31, 2012, four of the six committed aircraft have been delivered and financed under the SkyFunding II facility, the aggregate principal amount of the senior loans outstanding under the facility was $127.2 million and the undrawn senior commitment available for drawdown under the facility was $64.0 million.

Each senior loan for an undelivered aircraft is available for drawdown up to three months after the end of the scheduled delivery month for such undelivered aircraft.

All borrowings under the SkyFunding facilities are subject to the satisfaction of customary conditions precedent.

Interest Rate.  The SkyFunding I senior loans bear interest at a floating interest rate of one month LIBOR plus a margin of 2.85%, payable quarterly in arrears on each repayment date. The SkyFunding II senior loans bear interest at a floating interest rate of one month LIBOR plus a margin of 3.15%, payable quarterly in arrears on each repayment date. Both SkyFunding Limited and SkyFunding II Limited have fixed the debt on a number of aircraft, and have also entered into certain interest rate caps. Set forth below are the amounts of fixed and floating rate debt outstanding as of December 31, 2012:

		Amount outstanding
		December 31, 2012	Interest rate
		(US dollars in thousands)
SkyFunding I	Floating rate aircraft	$ 190,790	Three-month LIBOR plus 2.85%
	Fixed rate aircraft	189,498	4.43%
SkyFunding II	Floating rate aircraft	63,789	Three-month LIBOR plus 3.15%
	Fixed rate aircraft	63,398	4.42%
Total		$ 507,475

Prepayment.  All borrowings under the SkyFunding facilities may be voluntarily prepaid, subject to minimum payment amounts and notice provisions, and subject to a prepayment fee of 2.00% of the amount prepaid if the voluntary prepayment is made before the first anniversary of the drawdown, a prepayment fee of 1.50% of the amount prepaid if the voluntary prepayment is made on or after the first and before the second anniversary of the drawdown and a prepayment fee of 1.00% of the amount prepaid if the voluntary prepayment is made on or after the second and before the third anniversary of the drawdown. There are no prepayment penalties for any voluntary prepayments made on or after the third anniversary of the drawdown.

Mandatory prepayments of borrowings under the SkyFunding facilities are required under a number of circumstances, including: (a) upon the occurrence of a total loss with respect to a financed aircraft (in which case mandatory prepayment shall apply to such affected aircraft), (b) if, as a result of a change in law, any of the security documents ceases to be valid or enforceable, (c) in respect of any loan, any of the insurances relating to the applicable aircraft are not obtained or maintained in accordance with the requirements of the respective facility or such aircraft is operated in a place excluded from the insurance coverage (unless such aircraft is covered by contingent insurance policies taken out by the AerCap group) and (d) in respect of any loan, the borrower enters into a replacement lease in respect of the related aircraft which does not comply with the requirements of the respective facility.

Maturity Date.  We are obligated to repay principal over a ten year term from the initial drawdown date of each loan.

Collateral.  Borrowings under the SkyFunding facilities are secured by, among other things, mortgages on the aircraft, assignments of the respective borrower’s beneficial interest in the owner trust relating to each aircraft and the respective borrower’s and the relevant owner trustee's interests in the lease documentation relating to each aircraft.

Certain Covenants.  The facility contains customary covenants for secured financings, including general and operating covenants.

            As of December 31, 2012, we had financed 16 aircraft under the SkyFunding facilities. The net book value of aircraft pledged to lenders under the facility was $0.6 billion as of December 31, 2012.

Senior unsecured notes due 2017

            General. In May 2012, AerCap Aviation Solutions B.V. (“AerCap Aviation”), a 100%- owned finance subsidiary of AerCap Holdings N.V. (“AerCap”), issued $300.0 million of 6.375% senior unsecured notes due 2017 (the “AerCap Aviation Notes”). The AerCap Aviation Notes were fully and unconditionally guaranteed by us. The AerCap Aviation Notes were issued at a price of 100%, plus accrued and unpaid interest, if any from and including May 22, 2012. AerCap Aviation on-lent the net proceeds from the offering to us to enable us to acquire, invest in, finance or refinance aircraft assets and for other general corporate purposes.

Maturity Date.  The final maturity date of the senior unsecured notes will be May 30, 2017.

Collateral. None.

Optional Redemption. We may redeem the notes at any time at a price equal to 100% of the aggregate principal amount of the notes plus the applicable “make whole” premium equal to the sum of the present value of all remaining scheduled payments of principal and interest on such note, discounted to the date of redemption using a discount rate equal to the Treasury Rate plus 50 basis points over the principal amount of the notes to be redeemed.

Certain Covenants. The AerCap Aviation Notes do not have any financial condition covenants that require AerCap Aviation to maintain compliance with any financial ratios or measurements on a periodic basis. The AerCap Aviation Notes do contain non-financial covenants that, among other things, limit our ability to incur additional indebtedness, enter into certain mergers or consolidations, incur certain liens and engage in certain transactions with our affiliates. In addition, the indenture governing the AerCap Aviation Notes (the “AerCap Aviation Indenture”) restricts our ability to pay dividends or make other Restricted Payments (as defined in the AerCap Aviation Indenture), subject to certain exceptions, unless certain conditions are met, including the following:

(1) no default under the AerCap Aviation Indenture shall have occurred and be continuing;

(2) we meet a financial ratio; and

(3) the amount of distributions may not exceed a certain amount based on, among other things, our consolidated net income.

Such restrictions are not expected to affect our ability to meet our cash obligations for the next 12 months.The AerCap Aviation Indenture does not restrict the ability of AerCap Aviation to pay dividends or provide loans to us.

There are certain restrictions on the ability of AerCap and AerCap Aviation to obtain funds from its subsidiaries by dividend and loan. For example, the provisions of AerCap’s aircraft securitization vehicles, ALS II and Genesis Funding Limited, prohibit distributions on the subordinated notes issued pursuant to those facilities to AerCap until such time as the senior classes of notes issued pursuant to those facilities are repaid in full.

Additionally, AerCap’s revolving warehouse credit facility with a syndicate of banks led by affiliates of UBS Real Estate Securities Inc., or the “warehouse facility,” permits limited distributions to AerCap by the relevant subsidiary borrower during the first two years provided specified principal payments are made. Furthermore, most of AerCap’s commercial bank loans and export credit facility financings restrict the payment of dividends in the event that the borrower is in default under the applicable loan, which can include the failure to meet financial ratios or tests. As a result, AerCap Aviation and AerCap’s ability to receive dividends and loans from its subsidiaries may be impacted by any event of default which restricts the ability of AerCap’s subsidiaries to distribute cash to AerCap as dividends and in the form of other distributions, including in the form of interest and principal payments and the return of subordinated investments.

Subordinated debt joint venture partners

            General.  In 2008 and 2010, AerCap and our joint venture partners each subscribed a total of $64.3 million of subordinated loan notes bearing fixed rates of between 15% and 20%. The subordinated debt held by AerCap is eliminated in consolidation of the joint ventures. The subordinated loan notes are fully subordinated in all respects including in priority of payment to, amongst other debts of the joint ventures, the senior facility. As is the case in respect of the senior facility, the obligation of the joint ventures to make payments in respect of the subordinated loan notes is limited in recourse to certain amounts actually received by the joint ventures.

            Interest Rate.  Interest accrues on the subordinated loan notes at a rate of 15% or 20% per annum. Subject to certain exceptions on AerCap subordinated loan notes, interest is payable quarterly in arrears on the tenth business day after March 31, June 30, September 30 and December 31. Where (i) the amount which, pursuant to the terms of the senior facility, is available to the joint ventures to make payments in respect of, amongst other things, the subordinated loan notes is insufficient to meet the interest payments or (ii) the terms of the senior facility prohibit the payment in full of interest on the relevant payment date, then the joint venture partners must pay the maximum amount of interest that can properly be paid to the note holders on the relevant interest payment date and the unpaid interest carries interest at a rate of 19.5% per annum until paid.

Voluntary Redemption.  Subject to certain conditions, including (while the senior facility security remains outstanding) the consent of the collateral trustee, the joint venture partners may at any time redeem all or any of the outstanding subordinated loan notes.

            Collateral.  The collateral granted in respect of the senior facility also secures the debt constituted by the subordinated loan notes. However, the rights of the holders of subordinated loan notes in respect of this security are subordinated to the rights of the senior facility lenders, amongst others.

            As of December 31, 2012, the total of subordinated debt in joint ventures amounted to $64.3 million.

Other debt

We have entered into various other commercial bank financings to fund the purchase of aircraft and for general corporate purposes in respect of which the aggregate principal outstanding as of December 31, 2012 was $1.4 billion. These financings include:

	Amount outstanding December 31, 2011	Amount outstanding December 31, 2012
	(US dollars in thousands)	(US dollars in thousands)

Pre-delivery payment facilities	$47,436	$27,616
Secured aircraft portfolio transactions	232,614	201,156
Secured aircraft financings	1,000,302	909,046
Facilities for general corporate purposes	170,000	-
ALS Coupon Liability (1)	-	96,070
Subordinated debt facilities	-	72,000
Japanese operating lease	75,011	68,967
Other financings	42,835	33,527
Total	$1,568,198	$1,408,382

(1)

We obtained the ALS Coupon Liability, with an effective interest of 5.5% per year. The liability will amortize over time and payments will be made on a monthly basis. For further details refer to the ALS Transaction as described in Note 1.

The financings mature at various dates through 2023. The interest rates are based on fixed or floating US dollar LIBOR rates, with spreads on the floating rate transactions ranging up between 0.24% and 5.00% or fixed rate between 2.82% and 10.00%. The majority of the financings are secured by, among other things, a pledge of the shares of the subsidiaries owning the related aircraft, a guarantee from us and, in certain cases, a mortgage on the applicable aircraft. All of our financings contain affirmative covenants customary for secured financings. At December 31, 2012, we had financed 50 aircraft and seven engines under other debt. The net book value of the aircraft pledged to other commercial bank financings was $1.7 billion at December 31, 2012.

Accrual For Onerous Contracts	12 Months Ended
Dec. 31, 2012
Accrual For Onerous Contracts [Abstract]
Accrual For Onerous Contracts

15. Accrual for onerous contracts

            Accrual for onerous contracts related to lease-in, lease-out transactions (“LILO”). As of December 31, 2012, we leased-in three aircraft from one lessor under operating head leases that mature in January 2013. For all three aircraft, the lease termination dates of the subleases are matched to the lease termination dates under the head leases. The contracted sublease receipts were insufficient to cover our monthly obligations under the head leases. These transactions were recorded at their net present value.

            As of December 31, 2012 all head lease payments were made. As referenced in Note 3, we are required, in some instances, to maintain deposits in restricted accounts or to letters of credit which are security to the respective headlessors for our obligations under the LILO transactions.

Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Income Taxes

16. Income taxes

We have subsidiaries in a number of tax jurisdictions, principally, The Netherlands, Ireland, the United States of America and Sweden. Income tax expense (benefit) by tax jurisdiction is summarized below for the periods indicated.

	Year ended December 31,
	2010	2011	2012
Deferred tax expense (benefit)
The Netherlands	$6,085	$4,322	$1,952
Ireland	18,446	6,668	3,685
United States of America	(2,252)	4,317	2,022
Sweden	6	633	(789)
	22,285	15,940	6,870
Current tax expense (benefit)
United States of America	(764)	(1,730)	-
The Netherlands	673	1,250	1,197
	(91)	(480)	1,197

Income tax expense	$22,194	$15,460	$8,067

Reconciliation of statutory income tax expense to actual income tax expense is as follows:

	Year ended December 31,
	2010	2011	2012
Income tax expense at statutory income tax rate	$ 65,848	$ 57,513	$ 38,719

Valuation allowance (1)	27,400	9,661	-
Income arising from non-taxable items (permanent differences) (2)	(20,454)	(8,089)	(58,604)
Tax on global activities (3)	(50,600)	(43,625)	27,952
	(43,654)	(42,053)	(30,652)

Actual income tax expense	$ 22,194	$ 15,460	$ 8,067

(1)Valuation allowance in 2010 and 2011 related to losses and credit forwards in our Dutch tax jurisdiction.

(2)        Relates to non-taxable income arising from aircraft with a higher tax basis in general. The 2012 non- taxable income also included an imputed gain for tax purposes that offsets all remaining taxable losses for the period 2006 through 2012 in The Netherlands. This offset of the taxable losses was already foreseen in the Dutch tax filing position and included in the valuation allowance of previous years. The imputed gain results from a revaluation of the tax asset base as well as the retrospective revisions of certain intercompany obligations between the Netherlands and Isle of Man jurisdictions.

(3)        The following tables summarizes our global tax activities into each specific tax jurisdiction for each of the years presented:

	Year ended December 31, 2010
	Pre-tax income (loss)	Local statutory tax rate (1)	Variance to Dutch statutory tax rate of 25.5%	Tax variance as a result of global activities (2)
Tax jurisdiction
The Netherlands	$(82,943)	25.0%	0.0%	$-
Ireland	147,291	12.5%	(12.5)%	(18,411)
United States of America	(7,676)	37.6%	12.6%	(967)
Sweden	26	18.7%	(6.3)%	(2)
Isle of Man	124,878	0.0%	(25.0)%	(31,220)
	$181,576			$(50,600)

Income arising from non-taxable items	76,650
Income from continuing operations before income tax	$258,226

	Year ended December 31, 2011
	Pre-tax income (loss)	Local statutory tax rate (1)	Variance to Dutch statutory tax rate of 25.0%	Tax variance as a result of global activities (2)
Tax jurisdiction
The Netherlands	$(33,149)	25.0%	0.0%	$-
Ireland	91,973	12.5%	(12.5)%	(11,497)
United States of America	5,204	37.6%	12.6%	656
Sweden	3,384	18.7%	(6.3)%	(213)
Isle of Man	130,284	0.0%	(25.0)%	(32,571)
	$197,696			$(43,625)

Income arising from non-taxable items	32,355
Income from continuing operations before income tax	$230,051

	Year ended December 31, 2012
	Pre-tax income (loss)	Local statutory tax rate (1)	Variance to Dutch statutory tax rate of 25.0%	Tax variance as a result of global activities (2)
Tax jurisdiction
The Netherlands	$12,596	25.0%	0.0%	$-
Ireland	29,486	12.5%	(12.5)%	(3,686)
United States of America	5,586	36.2%	11.2%	626
Sweden	(4,220)	18.7%	(6.3)%	266
Isle of Man	(122,983)	0.0%	(25.0)%	30,746
	$(79,535)			$27,952

Income arising from non-taxable items (3)	234,414
Income from continuing operations before income tax	$154,879

(1)        The local statutory income tax expense for our significant tax jurisdictions (The Netherlands, Ireland and Isle of Man) does not differ from the actual income tax expense.

(2)        The tax variance as a result of global activities is mainly caused by our operations in countries with a lower statutory tax rate than the statutory tax rate in The Netherlands.

(3)        The 2012 non- taxable income included an imputed gain for tax purposes that offsets all remaining taxable losses for the period 2006 through 2012 in The Netherlands. This offset of the taxable losses was already foreseen in the Dutch filing position and included in the valuation allowance of previous years. The imputed gain results from a revaluation of the tax asset base as well as the retrospective revisions of certain intercompany obligations between the Netherlands and Isle of Man jurisdictions.

The calculation of income for tax purposes differs significantly from book income. Deferred income tax is provided to reflect the impact of temporary differences between the amounts of assets and liabilities for financial reporting purposes and such amounts as measured under tax law in the various jurisdictions. Tax loss carry forwards and accelerated tax depreciation on flight equipment held for operating leases give rise to the most significant timing differences.

The following tables describe the principal components of our deferred tax (assets) and liabilities by jurisdiction at December 31, 2011 and 2012.

	December 31, 2011
	The Netherlands	Ireland	U.S.	Sweden
Depreciation/Impairment	$(15,251)	$146,675	$(1,599)	$-
Debt	-	16,516	-	-
Intangibles	-	2,452	-	-
Loss-making contracts	-	-	1,828	-
Interest expense	-	-	(8,174)	-
Accrued maintenance liability	-	(3,859)	(1,731)	-
Obligations under capital leases and debt obligations	-	(6,064)	-	-
Investments	-	(2,500)	-	-
Losses and credits forward	(73,861)	(186,477)	(6,058)	(7,316)
Other	(2,222)	1,157	814	55
Valuation allowance on tax assets	54,357	-	-	-
Net deferred tax asset	$(36,977)	$(32,100)	$(14,920)	$(7,261)

	December 31, 2012
	The Netherlands	Ireland	U.S.	Sweden
Depreciation/Impairment	$(29,635)	$227,199	$-	$-
Debt	-	13,807	-	-
Intangibles	-	1,564	-	-
Interest expense	-	-	(7,401)	-
Accrued maintenance liability	-	(5,265)	-	-
Obligations under capital leases and debt obligations	-	(8,493)	-	-
Investments	-	(2,500)	-	-
Losses and credits forward	-	(254,477)	(6,894)	(8,050)
Other	(2,492)	3,945	(1,034)	-
Net deferred tax asset	$(32,127)	$(24,220)	$(15,329)	$(8,050)

The change in the valuation allowance for the deferred tax asset has been as follows:

	Year ended December 31,
	2010	2011	2012
Valuation allowance at beginning of period	$17,296	$44,696	$54,357
Increase (decrease) of allowance to income tax provision	27,400	9,661	(54,357)
Valuation allowance at end of period	$44,696	$54,357	$-

Valuation allowance in prior years related to losses and credit forwards in our Dutch tax jurisdiction, the cumulative amount of which was cancelled at the end of 2012.

We did not have any unrecognized tax benefits at December 31, 2010, 2011 and 2012.

Our primary tax jurisdictions are the Netherlands,  United States,  Ireland and Sweden. Our tax returns in The Netherlands are open for examination from 2007 forward, in Ireland from 2008 forward, in Sweden from 2007 forward and in the United States from 2009 forward. None of our tax returns are currently subject to examination.

Our policy is that we recognize accrued interest on the underpayment of income taxes as a component of interest expense and penalties associated with tax liabilities as a component of income tax expense.

The Netherlands

The majority of our Netherlands subsidiaries are part of a single Netherlands fiscal unity and are included in a consolidated tax filing. Due to the existence of interest bearing intercompany liabilities, current tax expenses are limited with respect to the Netherlands subsidiaries. Deferred income tax is calculated using the Netherlands corporate income tax rate (25.0%). We expect to recover the full value of our Dutch tax assets and have not recognized a valuation allowance against such assets at December 31, 2012.

Ireland

Since 2006, the enacted Irish tax rate is 12.5%. Our principal Irish tax-resident operating subsidiary has significant losses carry forward at December 31, 2012 which give rise to deferred tax assets. The availability of these losses does not expire with time. In addition, the vast majority of all of our Irish tax-resident subsidiaries are entitled to accelerated aircraft depreciation for tax purposes and offset net taxable income and loss within our Irish tax group of companies within a given tax year. Accordingly, no Irish tax charge arose during the year. Based on projected taxable profits in our Irish subsidiaries, including our principal Irish tax-resident operating subsidiary where we hold significant Irish tax losses, we expect to recover the full value of our Irish tax assets and have not recognized a valuation allowance against such assets at December 31, 2012.

United States of America

Our U.S. subsidiaries are assessable to federal and state U.S. taxes. Beginning with the tax year ending December 31, 2006, we filed a consolidated federal income tax return in the U.S. which includes the accounts of AeroTurbine until the date the shares of AeroTurbine were sold (October 7, 2011). The blended federal and state tax rate applicable to our consolidated U.S. group is 36.2% for the year ended December 31, 2012. Due to the existence of tax losses, which expire over time, no current tax expense arose in the U.S. in 2012. Based on projected taxable profits in our U.S. subsidiaries, we expect to recover the rest of our U.S. tax assets.

Sweden

The Swedish entity has significant losses carry forward at December 31, 2012, which give rise to deferred tax assets. The availability of these losses does not expire with time. Accordingly, no Swedish current tax charge arose during the year. Based on projected taxable profits in our Swedish subsidiaries we expect to recover the full value of our Swedish tax assets and have not recognized a valuation allowance at December 31, 2012.

Share Capital	12 Months Ended
Dec. 31, 2012
Share Capital [Abstract]
Share Capital

17. Share capital

From the date of our acquisition of AerCap B.V. to just prior to our initial public offering, we were a Netherlands limited partnership under the name of AerCap Holdings C.V. with $370,000 of partnership capital held by four limited partners and one general partner, all located in Luxemburg. In anticipation of our public offering, AerCap Holdings N.V. was formed with 45,000 ordinary shares held by the same Luxemburg entities. AerCap Holdings N.V. issued one additional share to acquire all of the assets and liabilities of AerCap Holdings C.V. in a common control transaction after which, AerCap Holdings C.V. was put in liquidation. On November 10, 2006, we effected a 1,738.6 for one share split resulting in total ordinary shares issued and outstanding of 78,236,957 and reduced the par value of each ordinary share from €1.00 to €0.01. Because our conversion from a Netherlands limited partnership to a Netherlands public limited liability company was accomplished in a common control transaction, we have retroactively reflected our capital structure during the period when our group was owned by AerCap Holdings C.V. (limited partnership) as if it were owned by AerCap Holdings N.V. based on 78,236,957 ordinary shares outstanding.

On November 27, 2006, we sold 6,800,000 ordinary shares at $23 per share in an initial public offering. We received net proceeds of $143,017 after deducting underwriting discounts and commissions and offering expenses payable by us. We used the net proceeds from the initial public offering plus existing cash to retire $168,600 of senior and subordinated debt of AeroTurbine. In connection with the early retirement of this debt, we wrote off $3,300 of debt issuance costs and paid prepayment penalties of $1,686. On November 27, 2006, we completed the initial public offering of 26,100,000 (including the above mentioned 6,800,000 ordinary shares) of our ordinary shares on The New York Stock Exchange and on August 6, 2007 we completed the secondary offering of 20,000,000 additional ordinary shares on The New York Stock Exchange. On March 25, 2010, the all-share acquisition of Genesis was completed and increased our outstanding ordinary shares by 34,348,858. On November 11, 2010, we completed a transaction with Abu Dhabi-based investment holding company Waha. As part of this transaction our outstanding ordinary shares increased by 29,846,611.  On August 5, 2011 and September 19, 2011, we announced that AerCap’s Board of Directors approved a share repurchase program. On November 2, 2011 we completed the share repurchase program for 2011. During 2011, we acquired 9,402,663 ordinary shares for a consideration of $100 million, with an average share price of $10.64.  On June 5, 2012 we announced that AerCap’s Board of Directors approved a share repurchase program. On December 6, 2012 we completed the share repurchase program for 2012. During 2012 we acquired a total number of 26,535,939 ordinary shares for a consideration of $320 million with an average share price of $12.06. All repurchased shares have been cancelled by the Board of Directors in accordance with the authorizations obtained from the Company’s shareholders.

As of December 31, 2012, our authorized share capital consists of 250,000,000 ordinary shares with a par value of €0.01.  Our outstanding ordinary share capital as per December 31, 2012 included 113,363,535 ordinary shares.

The changes in accumulated other comprehensive loss by component for the year ended December 31, 2012 are:

	Net change in fair value of derivatives	Net change in fair value of pension obligations	Total
	(US dollars in thousands)

Beginning balance	$(8,513)	$-	$(8,513)

Current-period other comprehensive loss	(1,360)	(4,528)	(5,888)

Ending balance	$(9,873)	$(4,528)	$(14,401)

Share-Based Compensation	12 Months Ended
Dec. 31, 2012
Share-Based Compensation [Abstract]
Share-Based Compensation

18. Share‑based compensation

Cerberus Funds Equity Grants

Effective June 30, 2005, companies controlled by Cerberus (“Cerberus Funds”) which indirectly owned 100% of our equity interests put into place an Equity Incentive Plan (“Cerberus Funds Equity Plan”) under which members of our senior management, Board of Directors and an employee of Cerberus (the “participants”) were granted either restricted shares or share options (“Cerberus Funds Equity Grants”) in such companies. The value of the Cerberus Funds Equity Grants is derived exclusively with reference to the value of our shares.

We apply the provisions of ASC 718 in accounting for the Cerberus Funds Equity Grants. In addition to formal vesting restrictions, the terms of the Cerberus Funds Equity Grants contained provisions which allowed the Cerberus Funds to repurchase any restricted shares or shares obtained through the exercise of options upon the occurrence of certain employment termination events or cessation of service on the board of directors for share options issued to our independent directors. All holders of Cerberus Fund Equity Grants have exchanged their Cerberus Fund shares or share options for our shares or options on our shares and the restrictions from selling their vested interests have lapsed. All share options granted under the Cerberus Funds Equity Plan are exercisable for a period of ten years from the date of issuance.

The amount of expense recognized with respect to share options with a strike price is based on the fair value of the option using a Black‑Scholes option pricing model. The value of each of the Cerberus Funds Equity Grants is recognized on a straight-line basis over the applicable vesting periods.

For options valued with a Black‑Scholes option pricing model, we have used the following assumptions:

Volatility	38.25% - 39.90%
Expected life	5.00 - 5.93 years
Risk-free interest rate	4.67% - 4.72%
Dividend yield rate	0.00%

Since our shares had not traded in the public market at the time of the valuations, we derived our volatility assumptions by comparison to peer group companies. The expected life represents the period of time the options are expected to be outstanding. The risk free rate is based on the U.S. Treasury yield curve in effect at the time of grant and which has a term equal to the expected life of the options. The expected dividend yield is based on our history of not paying regular dividends in the past and our current intention not to pay regular dividends in the foreseeable future. The differing assumptions used result from the differences in expected life among the different tranches of share options valued.

            A summary of activity during the years ended December 31, 2010, 2011 and 2012 for all issuances under the Cerberus Funds Equity Plan is set forth below. Because the number of shares and share options under the Cerberus Funds Equity Plan are shares and share options of the Cerberus Funds, ownership interests in the table below have been stated as the equivalent number of our shares which are represented by the Cerberus Funds shares.

Number of Restricted Shares/Options
Beginning outstanding January 1, 2010	2,211,360
Exercises of Cerberus Funds shares/options for direct holdings of AerCap shares	(1,465,395)
Ending outstanding December 31, 2010	745,965

Beginning outstanding January 1, 2011	745,965
Forfeitures	-
Ending outstanding December 31, 2011	745,965

Beginning outstanding January 1, 2012	745,965
Exercised	(635,197)
Ending outstanding December 31, 2012	110,768

There are no remaining share options which are still subject to future vesting criteria.

AerCap Holdings NV Equity Grants

On October 31, 2006, we implemented an equity incentive plan that is designed to promote our interests by enabling us to attract, retain and motivate directors, employees, consultants and advisors and align their interests with ours (“NV Equity Plan 2006”). The NV Equity Plan provides for the grant of nonqualified share options, incentive share options, share appreciation rights, restricted shares, restricted share units and other share awards (“NV Equity Grants”) to participants of the plan selected by the Nomination and Compensation Committee of our Board of Directors. Subject to certain adjustments, the maximum number of equity awards available to be granted under the plan is equivalent to 4,251,848 Company’s shares.

The terms and conditions of NV Equity Grants, including vesting provisions for share options, are determined by the Nomination and Compensation Committee, except that, unless otherwise determined by the Nomination and Compensation Committee, or as set forth in an award agreement: (a) each NV Equity Grant is granted for ten years from the date of grant, or, in the case of certain key employees, (i.e., employees owning more than 10% of our ordinary shares), for five years from the date of grant; provided, however, no share option period may extend beyond ten years from the date of grant; (b) the option price per share for incentive share options may not be less than 100% of the fair market value of the ordinary shares except that the option price per share for a key employee may not be less than 110% of the fair market value of the ordinary shares at the time the incentive share option is granted; and (c) incentive share options may only be issued to the extent the aggregate fair market value of shares with respect to the exercise of the incentive share options for the first time by an option holder during any calendar year is $100,000 or less, with any additional share options being treated as nonqualified share options. As of December 31, 2012, we have 1,712,500 share options outstanding under the NV Equity Plan 2006 which have been granted to certain of our current and former employees. In addition, as of December 31, 2012, we have 64,782 share options outstanding under the NV Equity Plan 2006 which have been granted to certain of our current and former Non-Executive Directors.

Following is a summary of option issuances to-date under the NV Equity Plan:

	Number of Options	Weighted Average Exercise Price
Options outstanding at January 1, 2010	2,575,000	NA
Forfeitures	(612,500)	NA
Options issued during year	321,041	22.54
Options outstanding at December 31, 2010	2,283,541	NA

Options outstanding at January 1, 2011	2,283,541	NA
Forfeitures	(150,000)	NA
Options exercised during year	(100,000)	2.95
Options issued during year	23,662	11.29
Options outstanding at December 31, 2011	2,057,203	NA

Options outstanding at January 1, 2012	2,057,203	NA
Forfeitures	-	NA
Options exercised during year	-	NA
Options issued during year	19,833	13.72
Options outstanding at December 31, 2012	2,077,036	NA

The weighted average remaining contractual term of the 2.1 million options outstanding at December 31, 2012 is 5.1 years. The weighted average grant date fair value for options issued in 2008 is $1.52 per option. Total share-based compensation recognized for the above options was $2,339, $1,431 and nil for the years ending December 31, 2010, 2011 and 2012, respectively. In light of the difficult economic environment prevailing at the end of 2008, the Nomination and Compensation Committee adjusted the performance criteria for the performance tranches relating to fiscal years 2010, 2011 and 2012. This change has been accounted for as a modification to the NV Equity Plan 2006 with respect to the performance-based options for those years and the weighted average fair values above for issuances which include the tranches subject to the modification include the fair values as of the date of modification. For both the original and modified award, vesting criteria were not probable of being met at the time of the modification, therefore in accordance with ASC 718, no additional expense was recognized as a result of the modification. As of December 31, 2011, we have completely recognized the share‑based compensation expenses related to NV Equity Grants. There are no remaining share options which are still subject to future vesting criteria.

The value of the options issued under the NV Equity Plan 2006 was calculated by a Black‑Scholes option pricing model using the following assumptions:

Volatility	33.92% - 38.42%
Expected life	5.33 - 6.53 years
Risk-free interest rate	1.89% - 4.20%
Dividend yield rate	0.00%

            Volatility assumptions were derived by comparison to peer group companies due to the lack of significant trading history in our shares. The expected life represents the period of time the options are expected to be outstanding. The risk free rate is based on the U.S. Treasury yield curve in effect at the time of grant and which has a term equal to the expected life of the options. The expected dividend yield is based on our history of not paying regular dividends in the past and our current intention not to pay regular dividends in the foreseeable future. The differing assumptions used result from the differing fair value dates among the different tranches (time-based vs. performance‑ based).

In addition to the share options, as of December 31, 2012 a total number of 2,145,228 AER restricted share units are outstanding under the NV Equity Plan 2006 which have been granted to certain of our employees. All restricted share units are subject to vesting conditions. 350,000 of these restricted share units will vest, subject to the vesting conditions, on March 31, 2016.  925,000 of these restricted share units will vest, subject to the vesting conditions, on May 31, 2015.  435,000 of these restricted share units will vest, subject to the vesting conditions, on March 31, 2015.  135,228 of these restricted share units will vest, subject to the vesting conditions, on February 16, 2015.  100,000 of these restricted share units will vest, subject to the vesting conditions, on May 31, 2014. The remaining 200,000 share units will vest, subject to the vesting conditions, on May 31, 2013.

In March 2012, the Board of Directors approved a new equity incentive plan (“Equity Incentive Plan 2012”) that is designed to promote our interests by enabling us to attract, retain and motivate employees, consultants and advisors, or those who may become employees, consultants or advisors, and align their interests with ours. The Equity Incentive Plan 2012 provides for the grant of stock options, nonqualified stock options, restricted stock, restricted stock units, stock appreciation rights and other stock awards to participants of the plan selected by the Nomination and Compensation Committee of our Board of Directors. Subject to certain adjustments, the maximum number of equity awards available to be granted under the plan is equivalent to 2,000,000 of our shares. The terms and conditions of awards, including vesting provisions for stock options, restricted shares and restricted share units, are determined by the Nomination and Compensation Committee. Unlike the Equity Incentive Plan 2006, the Equity Incentive Plan 2012 is not open for equity awards to our Directors.

In 2012, a total of 255,000 restricted share units were issued under the Equity Incentive Plan 2012 to certain employees of the Company. 165,000 of the restricted share units will vest on May 31, 2015 based on both time and performance based criteria. The performance criteria related to these restricted share units take into account the Company’s average performance (such as EPS) over a number of years with a view to promote and encourage good performance over a prolonged period of time. The remaining 90,000 restricted share units were issued to certain employees of the Company not including the Executive Officers described on page 73. These restricted share units will vest on March 31, 2016 and they are time-based only. As of December 31, 2012, all restricted share units remain outstanding.

Assuming that established performance criteria are met and that no forfeitures occur, we expect to recognize share‑based compensation related to NV restricted share units of approximately $7.2 million during 2013, $6.9 million during 2014, $3.2 million in 2015 and $0.5 million in 2016

Pension Plans	12 Months Ended
Dec. 31, 2012
Compensation and Retirement Disclosure [Abstract]
Pension Plans

19. Pension plans

We operate defined benefit plans and a defined contribution pension plan for our employees. These plans do not have a material impact on our Consolidated Balance Sheets, Consolidated Income Statements and prior period presentation.

Defined benefit plans:

We provide an insured defined benefit pension plan covering our Dutch employees ("Dutch Plan") based on years of service and career average pay. The Dutch plan is funded through a guaranteed insurance contract, and we determine the funded status of this plan with the assistance of an actuary. In the year ended December 31, 2012 we recognized a $2.1 million, net of tax, actuarial loss in Accumulated Other Comprehensive Income. Based on ASC 715, this was calculated assuming a discount rate of 4.0%, which was 6.0% in 2011, and various assumptions regarding the future funding and pay out. At December 31, 2012 we recorded a liability in Accrued expenses and other liabilities of $2.9 million which covers our projected benefit obligation exceeding the plan assets.

We provide a defined benefit pension plan covering some of our Irish employees ("Irish Plan") based on years of service and final pensionable pay. The Irish plan is funded through contributions by the Company and invested in trustee administered funds, which was closed to new participants, but will continue to accrue benefits for existing participants as of June 30, 2009. We determine the funded status of this plan with the assistance of an actuary. In the year ended December 31, 2012 we recognized a $2.4 million, net of tax, actuarial loss in Accumulated Other Comprehensive Income. Based on ASC 715, this was calculated assuming a discount rate of 4.2%, which was 5.8% in 2011,  and various assumptions regarding the future funding and pay out. At December 31, 2012 we recorded a liability in Accrued expenses and other liabilities of $2.7 million which covers our projected benefit obligation exceeding the plan assets.

Defined contribution plan:

We provide a defined contribution pension plan for the Irish employees that are not covered by the defined benefit plan. In the year ended December 31, 2012 contributed $0.2 million (2011: $0.2 million). No amounts were outstanding in respect of pension contributions at December 31, 2012.

Segment Information	12 Months Ended
Dec. 31, 2012
Segment Information [Abstract]
Segment Information

20. Segment information

Reportable Segments

We manage our business, analyze and report our results of operations on the basis of one business segment—leasing, financing, sales and management of commercial aircraft and engines.

The following table sets forth the percentage of lease revenue attributable to individual countries representing at least 10% of total lease revenue in any year based on each airline’s principal place of business for the years indicated:

	2010	2011	2012

United States of America	8.4%	8.8%	12.1%
Russia	11.3%	10.3%	9.4%
Germany	12.0%	9.3%	9.0%

The following table sets forth the percentage of long-lived assets (flight equipment and intangible assets) attributable to individual countries representing at least 10% of total long-lived assets in 2012 based on each airline’s principal place of business for the years indicated:

2012

United States of America	16.6%
Russia	11.4%

During the years ended December 31, 2010, 2011 and 2012, no lease revenue and no long-lived assets were attributable to The Netherlands, our country of domicile.

Selling, General And Administrative Expenses	12 Months Ended
Dec. 31, 2012
Selling, General And Administrative Expenses [Abstract]
Selling, General And Administrative Expenses

21. Selling, general and administrative expenses

We had 356 (including 204 AeroTurbine employees), 153 and 159 persons in employment as of  December 31, 2010, 2011 and 2012, respectively. Selling, general and administrative expenses include the following expenses:

We had 356 (including 204 AeroTurbine employees), 153 and 159 persons in employment as of December 31, 2010, 2011 and 2012, respectively. Selling, general and administrative expenses include the following expenses:

	Year ended December 31,
	2010	2011	2012
Personnel expenses (1) (3)	$39,708	$52,262	$44,645
Travel expenses	5,130	5,862	7,098
Professional services	13,752	13,159	17,906
Office expenses	4,067	3,943	3,506
Directors expenses	4,789	5,582	4,786
Aircraft management fee (2)	6,395	26,841	641
Mark-to-market on derivative instruments and foreign currency results	(1,651)	2,811	(2,914)
Other expenses	8,437	10,286	7,741
	$80,627	$120,746	$83,409

(1)Includes share-based compensation of $2,875, $6,159 and $7,128 in the years ended December 31, 2010, 2011 and

             2012, respectively.

(2)        Includes a charge of $24,500 relating to the buy-out of the Genesis portfolio servicing rights in the year ended December 31, 2011.

(3)        Includes termination and severance payments of $5,151 in the year ended December 31, 2011.

Asset Impairment	12 Months Ended
Dec. 31, 2012
Asset Impairment [Abstract]
Asset Impairment

22. Asset impairment

Asset impairment includes the following expenses:

	2010	2011	2012
Flight equipment (Note 5)	$11,764	$23,323	$12,625
Discontinued operations	(3,532)	(8,902)	-
Intangible lease premium (Note 9)	2,673	1,173	-
	$10,905	$15,594	$12,625

Our long-lived assets, include: flight equipment, inventory and finite-lived intangible assets. We test long-lived assets for impairment whenever events or changes in circumstances indicate that the assets’ carrying amount is not recoverable from its undiscounted cash flows.

We performed an impairment analysis of our long-lived assets during the year 2012 and as of December 31, 2012. In this impairment analysis, we focused on aircraft older than 15 years, since the cash flows supporting our carrying values of those aircraft are more dependent upon current lease contracts, which leases are more sensitive. In addition, we believe that residual values of older aircraft are more exposed to non-recoverable declines in value in the current economic environment. If conditions again worsen significant uncertainties may cause a potential adverse impact on our business. In particular, our estimates and assumptions regarding forecasted cash flows from our long-lived assets would need to be reassessed. This includes the duration of the economic downturn along with the timing and strength of the pending recovery, both of which are important variables for purposes of our long-lived asset impairment tests. Any of our assumptions may prove to be inaccurate which could adversely impact forecasted cash flows of certain long-lived assets, especially for aircraft older than 15 years.

In the year ended December 31, 2012, we recognized an impairment charge of $12.6 million in income from continuing operations. The impairment charge recognized related to four older A320 aircraft and one Boeing 737 classic, four of which are older than 15 years of age as of December 31, 2012.

As of December 31, 2012 we owned 212 aircraft of which nine were older than 15 years. The nine aircraft had a net book value of $134.1 million which represented 1.9% of our total flight equipment held for operating lease. The undiscounted cash flows of the nine aircraft older than 15 years were estimated at $151.3 million, which represents 12.9% excess above net book value. After the impairments earlier in the year as of December 31, 2012 all nine aircraft passed the recoverability test, including one aircraft that was impaired after the lease was terminated following a lessee default during the year. The nine aircraft passed the recoverability test with undiscounted cash flows exceeding the carrying value of aircraft between 1% and 89%. The following assumptions drive the undiscounted cash flows: contracted lease rents per aircraft through current lease expiry, subsequent re-lease rates based on current marketing information and residual values based on current market transactions. We review and stress test our key assumptions to reflect any observed weakness in the global economic environment. Further deterioration of the global economic environment and a further decrease of aircraft values might have a negative effect on the undiscounted cash flows of older aircraft and might trigger further impairments.

Separately, as part of a required disclosure, we have 10 aircraft whose undiscounted cash flows do not substantially exceed their carrying value as of December 31, 2012. We have defined 10% as substantial. The aggregated carrying value of the 10 aircraft on December 31, 2012 amounted to $240.7 million, and their aggregated net book value was $247.3 million, which represented 3.1% of our total flight equipment held for operating lease.

There can be no assurance that the Company’s estimates and assumptions regarding the economic environment, or the period or strength of recovery, made for purposes of the long-lived asset impairment tests will prove to be accurate predictions of the future. A deterioration in the global economic environment and a decrease of appraised values will have a negative effect on the undiscounted cash flow, which might then trigger impairment on some of the nine aircraft which are older than 15 years or other aircraft in our portfolio.

Earnings Per Ordinary Share	12 Months Ended
Dec. 31, 2012
Earnings Per Ordinary Share [Abstract]
Earnings Per Ordinary Share

 23. Earnings per ordinary share

Basic and diluted earnings per share (EPS) is calculated by dividing net income by the weighted average of our ordinary shares outstanding. As disclosed in Note 18, there are 4.5 million share options and restricted shares outstanding under the NV Equity Plan, however the diluted earnings per ordinary share is insignificant and therefore not different from the basic earnings per ordinary share. The computations of basic and diluted earnings per ordinary share for the periods indicated below are shown in the following table:

	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2012
Net income for the computation of basic and diluted earnings per share	$207,573	$172,224	$163,655
Weighted average ordinary shares outstanding	114,952,639	146,587,752	131,492,057
Basic and diluted earnings per ordinary share	$1.81	$1.17	$1.24

Related Party Transactions	12 Months Ended
Dec. 31, 2012
Related Party Transactions [Abstract]
Related Party Transactions

24. Related party transactions

AerDragon (“AerDragon”) consists of two joint venture companies Dragon Aviation Leasing Company Limited based in China and AerDragon Aviation Partners Limited based in Ireland. Both companies are owned 50% by China Aviation Supplies Holding Company, 25% by affiliates of Crédit Agricole and 25% by AerCap. In 2007, AerCap assigned a purchase right it had with Airbus under AerCap’s 1999 forward order agreement relating to an A320 aircraft which was then directly acquired by AerDragon. In addition, during 2007 AerCap sold an A320 aircraft that was subject to a lease with an airline to AerDragon and guaranteed AerDragon’s performance under the debt which was assumed by AerDragon from AerCap in the transaction. Both of these transactions were executed at terms, which we believe reflected market conditions at the time. AerCap provides lease management, insurance management and aircraft asset management services to AerDragon. AerCap charged AerDragon a total of $0.6 million as a guarantee fee and for these management services during 2012. We apply equity accounting for our 25% investment in both joint venture companies. Accordingly, the income statement effect of all sale transactions with either of the joint venture companies is eliminated in our financial statements.

AerCo is an aircraft securitization vehicle from which we hold all of the most junior class of subordinated notes and some notes immediately senior to those junior notes. We do not recognize value for the AerCo notes which we still hold on our consolidated balance sheets. Through March 2003 we consolidated AerCo, but we deconsolidated the vehicle in accordance with ASC 810 at that time. Subsequent to the deconsolidation of AerCo, we have received interest from AerCo on its D note investment of $1.7 million and $0.4 million for the year ended December 31, 2006 and the year ended December 31, 2007, respectively. In addition, we provide a variety of management services to AerCo for which we received fees $4.1 million, $3.3 million and $3.0 million the years ended December 31, 2010, 2011 and 2012, respectively.

On November 11, 2010 we issued approximately 29.8 million new shares to Waha. In exchange, we received $105 million in cash, Waha’s 50% interest in the joint venture company AerVenture, a 40% interest in AerLift and a 50% interest in AerLift Jet.

Commitments And Contingencies	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies [Abstract]
Commitments And Contingencies

25. Commitments and contingencies

Property and other rental commitments

We have entered into property rental commitments with third parties and have lease arrangements with respect to company cars and office equipment. Minimum payments under the property rental agreements are as follows:

2013	$1,248
2014	1,836
2015	1,897
2016	1,574
2017	1,544
Thereafter	385
$8,484

Legal proceedings

Litigation

In the ordinary course of our business, we are a party to various legal actions, which we believe are incidental to the operation of our business. We believe that the outcome of the proceedings to which we are currently a party will not have a material adverse effect on our financial position, results of operations and cash flows.

VASP Litigation

We leased 13 aircraft and three spare engines to Viação Aerea de São Paulo (“VASP”), a Brazilian airline. In 1992, VASP defaulted on its lease obligations and we commenced litigation against VASP to repossess our equipment. In 1992, we obtained a preliminary injunction for the repossession and export of 13 aircraft and three spare engines from VASP. We repossessed and exported the aircraft and engines in 1992. VASP appealed this decision. In 1996, the High Court of the State of Sao Paulo ruled in favor of VASP on its appeal. We were instructed to return the aircraft and engines to VASP for lease under the terms of the original lease agreements. The High Court also granted VASP the right to seek damages in lieu of the return of the aircraft and engines. Since 1996 we have defended this case in the Brazilian courts through various motions and appeals. On March 1, 2006, the Superior Tribunal of Justice (the “STJ”) dismissed our then-pending appeal and on April 5, 2006 a special panel of the STJ confirmed this decision. On May 15, 2006 we filed an extraordinary appeal with the Federal Supreme Court. In September 2009 the Federal Supreme Court requested an opinion on our appeal from the office of the Attorney General. This opinion was provided in October 2009. The Attorney General recommended that AerCap's extraordinary appeal be accepted for trial and that the case be subject to a new judgment before the STJ. The Federal Supreme Court is not bound by the opinion of the Attorney General. However, our external legal counsel informed us that it would be normal practice to take such an opinion into consideration. There are no assurances though whether the Federal Supreme Court will rule in accordance with the Attorney General opinion or, if it did, what the outcome of the judgment of the STJ would be.

On February 23, 2006, VASP commenced a procedure to calculate its alleged damages and since then both we and VASP have appointed experts to assist the court in calculating damages. Our external legal counsel has advised us that even if VASP prevails on the issue of liability, they do not believe that VASP will be able to demonstrate any damages. We continue to actively pursue all courses of action that may be available to us and intend to defend our position vigorously.

In July 2006, we brought a claim for damages against VASP in the English courts, seeking damages incurred by AerCap as a result of VASP's default under seven leases that were governed by English law. VASP was served with process in Brazil in October 2007 and in response filed an application challenging the jurisdiction of the English court, which we opposed. VASP also applied to the court to adjourn the hearing on its jurisdictional challenge pending the sale of some of its assets in Brazil. We opposed this application and by an order dated March 6, 2008 the English court dismissed VASP’s applications.

In September 2008, the bankruptcy court in Brazil ordered the bankruptcy of VASP. VASP appealed this decision. In December 2008, we filed with the English court an application for default judgment, seeking damages plus accrued interest pursuant to seven lease agreements. On March 16, 2009 we obtained a default judgment in which we were awarded approximately $40.0 million in damages plus accrued interest. We subsequently applied to the STJ for an order ratifying the English judgment, so that it might be enforced in Brazil. The STJ granted AerCap's application and entered an order ratifying the English judgment. VASP appealed that order; however, the order is fully effective pending a resolution of VASP's appeal of the order ratifying the English judgment.

On November 6, 2012, the STJ ruled in favor of VASP on its appeal from the order placing it in bankruptcy. Acting alone, the reporting justice of the appellate panel ordered the bankruptcy revoked and the matter converted to a judicial reorganization. Several creditors of VASP have appealed this ruling to the full panel of the STJ. Our counsel expect a ruling on these appeals in the course of this year. However, in the interim, there is uncertainty regarding (a) the legal representation of VASP and (b) the proper venue in which to bring AerCap's claim based on the English judgment. While VASP was in bankruptcy, its legal representative was the bankruptcy trustee. At present, however, the trustee has no legal capacity to represent VASP and it is unclear who does have such capacity. AerCap is presently awaiting a resolution of these issues. In the event the bankruptcy is reinstated, AerCap will have the right to file a claim in the bankruptcy proceeding seeking (a) damages and/or (b) an offset against any award VASP may win on its claims against AerCap. We cannot provide any assurance as to the outcome of this claim.

In addition to its claim in the English courts, AerCap has also brought an action against VASP in the Irish courts to recover damages incurred as a result of VASP's default under nine leases governed by Irish law. The Irish courts have granted an order for service of process, VASP opposed service in Brazil, but the STJ ruled that service of process on VASP had been properly completed. However, the revocation of VASP's bankruptcy and the trustee's resulting loss of capacity to act for VASP have delayed AerCap's attempts to enforce its Irish claims.

Our management, based on the advice of external legal counsel, has determined that it is not necessary to make any provision for this litigation because we do not believe the outcome of this case will have a material effect on our consolidated financial condition, results of operations or cash flows.

Transbrasil litigation

In the early 1990's, two AerCap-related companies (the "AerCap Lessors") leased an aircraft and two engines to Transbrasil S/A Linhas Areas (“Transbrasil”), a now defunct Brazilian airline. By 1998, Transbrasil had defaulted on various obligations under its leases with AerCap, along with other leases it had entered into with General Electric Capital Corporation (“GECC”) and certain of its affiliates (“GE affiliates” and collectively with GECC, the "GE Lessors"). GECAS was the servicer for all these leases at the time. Subsequently, Transbrasil issued promissory notes (the "Notes") to the AerCap lessors and GE Lessors (collectively the "Lessors") in connection with restructurings of the leases. Transbrasil defaulted on the Notes and GECC brought an enforcement action on behalf of the Lessors in 2001. Concurrently, GECC filed an action for the involuntary bankruptcy of Transbrasil.

Transbrasil brought a lawsuit against the Lessors in February 2001, claiming that the Notes had in fact been paid at the time GECC brought the enforcement action. In 2007, the trial judge ruled in favor of Transbrasil. That decision was appealed. In April 2010, the appellate court published a judgment (the “2010 Judgment”) rejecting the Lessors' appeal, ordering them to pay Transbrasil a statutory penalty equal to double the face amount of the Notes (plus interest and monetary adjustments), and awarding Transbrasil damages for any losses incurred as a result of the attempts to collect on the Notes. The 2010 Judgment provided that the amount of such losses would be calculated in separate proceedings in the trial court. In June 2010, the AerCap Lessors and the GE Lessors separately filed special appeals before the STJ in Brazil. These special appeals have since been admitted for hearing. AerCap’s Brazilian attorneys believe AerCap’s special appeal is well-grounded and has a reasonable chance of success.

In July 2011, Transbrasil sued for provisional enforcement of the 2010 Judgment and submitted its alleged calculation of the statutory penalty, which, according to Transbrasil, amounted to approximately $210 million in the aggregate against all defendants, including interest and monetary adjustments. AerCap and its co-defendants have opposed provisional enforcement of the 2010 judgment, arguing, among other things, that Transbrasil's calculations are greatly exaggerated. These arguments, and the defendants' appeals on the merits of the case, will be determined on appeal.

Transbrasil has also initiated proceedings to determine the amount of damages that it allegedly suffered due to the defendants' attempts to collect on the Notes. The court has appointed an expert to determine the amount of such damages and the AerCap Lessors have appointed an assistant expert. We believe we have strong arguments to convince the expert and the court that Transbrasil suffered no damage as a result of the defendants' attempts to collect on the Notes.

In February 2012, AerCap brought a civil complaint against GECAS and GECC in the State of New York (the "New York Action"), alleging, among other things, that GECAS and GECC had violated certain duties to AerCap in connection with (a) their attempts to enforce the Notes and (b) the defense of Transbrasil's lawsuit. In November 2012, AerCap, GECAS, and the GE Lessors entered into a settlement agreement resolving all of the claims raised in the New York Action. The terms of the settlement agreement are confidential.

            Our management, based on the facts and the advice of external legal counsel, has determined that is not necessary to make any provision for this litigation because we do not believe the outcome of this case will have a material effect on our consolidated financial condition, results of operations or cash flows.

Fair Value Measurements	12 Months Ended
Dec. 31, 2012
Fair Value Measurements [Abstract]
Fair Value Measurements

26. Fair value measurements

In September 2006, the FASB issued ASC 820, which is effective for fiscal years beginning after November 15, 2007. We adopted the standard on January 1, 2008.

Under ASC 820, the Company determines fair value based on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. It is the Company’s policy to maximize the use of observable inputs and minimize the use of unobservable inputs when developing fair value measurements, in accordance with the fair value hierarchy as described below. Where limited or no observable market data exists, fair value measurements for assets and liabilities are based primarily on management’s own estimates and are calculated based upon the Company’s pricing policy, the economic and competitive environment, the characteristics of the asset or liability and other such factors. Therefore, the results may not be realized in actual sale or immediate settlement of the asset or liability.

The Company adopted ASC 820 for all financial assets and liabilities and non-financial assets required to be measured at fair value on a recurring basis, prospectively from January 1, 2008. The application of ASC 820 for financial instruments which are periodically measured at fair value did not have a material effect on the Company’s results of operations or financial position.

Under ASC 820, there is a hierarchal disclosure framework associated with the level of pricing observability utilized in measuring assets and liabilities at fair value.

The three broad levels defined by the ASC 820 hierarchy are as follows:

Level 1 — Quoted prices available in active markets for identical assets or liabilities as of the reported date.

Level 2 — Observable market data. Inputs include quoted prices for similar assets, liabilities (risk adjusted) and market-corroborated inputs, such as market comparables, interest rates, yield curves and other items that allow value to be determined.

Level 3 — Unobservable inputs from the Company’s own assumptions about market risk developed based on the best information available, subject to cost benefit analysis. Inputs may include the Company’s own data.

            When there are no observable comparables, inputs used to determine value are derived through extrapolation and interpolation and other Company-specific inputs such as projected financial data and the Company’s own views about the assumptions that market participants would use.

The following table summarizes our financial assets and liabilities as of December 31, 2012 that we measured at fair value on a recurring basis by level within the fair value hierarchy. As required by ASC 820, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to their fair value measurement.

	December 31, 2012	Level 1	Level 2	Level 3
Cash and cash equivalents	$ 520,401	$ 520,401	$ -	$ -
Restricted cash	279,843	279,843	-	-
Derivative assets	9,993	-	9,993	-
Derivative liabilities	(14,677)	-	(14,677)	-
	$ 795,560	$ 800,244	$ (4,684)	$ -

Our cash and cash equivalents, along with our restricted cash and cash equivalents balances, consists largely of money market securities that are considered to be highly liquid and easily tradable. These securities are valued using inputs observable in active markets for identical securities and are therefore classified as level 1 within our fair value hierarchy. Our derivative assets and liabilities included in level 2 consist of United States dollar denominated interest rate caps and foreign currency forward contracts swaps. Their fair values are determined by applying standard modeling techniques under the income approach to relevant market interest rates (cash rates, futures rates, swap rates) in effect at the period close to determine appropriate reset and discount rates. Changes in fair value are recognized immediately in income.

            We also measure the fair value of certain assets and liabilities on a non-recurring basis, when GAAP requires the application of fair value, including events or changes in circumstances that indicate that the carrying amounts of assets may not be recoverable. Assets subject to these measurements include aircraft. We record aircraft at fair value when we determine the carrying value may not be recoverable, in accordance with ASC 360 and other accounting pronouncements requiring re-measurements at fair value. Fair value measurements for aircraft in impairment tests are based on level 3 inputs, which include the Company’s assumptions as to future cash proceeds from leasing and selling aircraft and third party aircraft valuations. In the year ended December 31, 2012, we recognized an impairment of $12.6 million. The impairment recognized related to four older A320 aircraft and one Boeing 737 classic.

For level 3 assets that were measured at fair value on a non-recurring basis during the year ended December 31, 2012, the following tables presents the fair value of those assets as of the measurement date, valuation techniques and related unobservable input of those assets:

	Fair Value	Valuation Techniques	Unobservable Input	Quantitative Inputs Used

Flight equipment held for operating leases	$20.4 million	Market	Third party	$18.0 million
		approach	valuations	-
$38.3 million

	Fair Value	Valuation Techniques	Unobservable Input	Range

Flight equipment held for operating leases	$5.4 million	Income	Discount	8.1%
approach
			Remaining Holding Period	3 years

			Present value of non-contractual cash flows	0%

During 2012, as a result of the ALS Transaction we also recorded the ALS Coupon Liability under debt and the ALS Note Receivable, under notes receivable, both at initial fair value in accordance with ASC 470 and ASC 805 respectively. Due to the lack of comparable market transactions we determined the ALS Coupon Liability based on the income method using the Company’s own assumptions about the market risk of similar or related financial instruments, as well as the cash flow projections involved (level 3 inputs). The ALS Coupon Liability was valued at $97.1 million based on a 5.5% discount rate, which was comparable to the traded yield of the Company’s senior unsecured notes on the date of completing the ALS Transaction. The ALS Note Receivable was valued at $67.3 million based on a 6.8% discount rate, which was derived from the overall components of the ALS Transaction (level 2). The subsequent measurement of both the ALS Coupon Liability (ASC 470) and ALS Note Receivable (ASC 320) will follow the method of amortized cost based on retrospective effective interest rate.

Our financial instruments consist principally of restricted cash, derivatives, notes receivable, trade receivables, accounts payable and cash equivalents. The fair value of restricted cash, trade receivables, accounts payable and cash and cash equivalents approximates the carrying value of these financial instruments because of their short term nature (level 1). The fair value of fixed rate notes is estimated using discounted cash flow analysis using interest rates offered on loans with similar terms to borrowers of similar credit quality (level 2). The fair values of our debt are estimated using a discounted cash flow analysis, based on our current incremental borrowing rates for similar types of borrowing arrangements (level 2).

The carrying amounts and fair values of our most significant financial instruments at December 31, 2011 and 2012 are as follows:

	December 31, 2011		December 31, 2012
	Book value	Fair value	Book value	Fair value
Assets
Restricted cash	$237,325	$237,325	$279,843	$279,843
Derivative assets	21,050	21,050	9,993	9,993
Notes receivable	5,200	5,200	78,163	78,163
Cash and cash equivalents	411,081	411,081	520,401	520,401
	$674,656	$674,656	$888,400	$888,400
Liabilities
Debt	$6,111,165	$5,710,399	$5,803,499	$5,756,519
Derivative liabilities	27,159	27,159	14,677	14,677
	$6,138,324	$5,737,558	$5,818,176	$5,771,196

Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events	27. Subsequent events No subsequent events have occurred as of March 13, 2013.

Summary Of Significant Accounting Policies (Policy)	12 Months Ended
Dec. 31, 2012
Summary Of Significant Accounting Policies [Abstract]
Basis For Presentation

Basis for presentation

Our financial statements are presented in accordance with accounting principles generally accepted in the United States of America.

We consolidate all companies in which we have a direct and indirect legal or effective control and all variable interest entities for which we are deemed the primary beneficiary under ASC 810. All intercompany balances and transactions with consolidated subsidiaries have been eliminated. The results of consolidated entities are included from the effective date of control or, in the case of variable interest entities, from the date that we are or become the primary beneficiary. The results of subsidiaries sold or otherwise deconsolidated are excluded from the date that we cease to control the subsidiary or, in the case of variable interest entities, when we cease to be the primary beneficiary.

Other investments in which we have the ability to exercise significant influence and joint ventures are accounted for under the equity method of accounting.

The consolidated financial statements are stated in United States dollars (“US dollars”), which is our functional currency.

Adoption of Recent Accounting Guidance:

            We adopted the following accounting standards during 2012:

            Effective December 31, 2012, we adopted Financial Accounting Standards Board (FASB) Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurements and Disclosure Requirements in U.S. GAAP and IFRSs, to improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The amendments in this update change the wording used to describe the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements which include (1) those that clarify the FASB's intent about the application of existing fair value measurement and disclosure requirements, and (2) those that change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurement. We have applied ASU 2011-04 which is reflected in note 26.

            Effective December 31, 2012, we adopted FASB ASU No. 2011-05, "Presentation of Comprehensive Income." This ASU amends FASB Accounting Standards Codification (ASC) Topic 220, "Comprehensive Income," by requiring a more prominent presentation of the components of other comprehensive income. We elected the two-statement approach presenting other comprehensive income in a separate statement immediately following the income statement.

Future Application of Accounting Guidance:

            In December 2011, the FASB issued ASU 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities in U.S. GAAP and IFRSs, to improve the comparability of financial statements prepared in accordance with U.S. GAAP and IFRS. Entities are required to disclose both gross information and net information about both (1) instruments and transactions eligible for offset in the statement of financial position in accordance with either Section 210-20-45 or Section 815-10-45 or (2) instruments and transactions subject to an agreement similar to a master netting arrangement. This scope would include derivatives, sale and repurchase agreements and reverse sale and repurchase agreements, and securities borrowing and securities lending arrangements. The amendments in this Update require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. This information will enable users of an entity’s financial statements to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments in the scope of this Update. ASU 2011-11 is effective for interim and annual reporting periods beginning on or after January 1, 2013 and should be applied retrospectively. The adoption of ASU 2011-11 will not have a material impact on our consolidated financial statements.

             In February 2013, the FASB issued ASU 2013-02, Comprehensive Income (Topic 220): Reporting of Amounts Reclassified Out of Accumulated Other Comprehensive Income, which adds new disclosure requirements for items reclassified out of accumulated other comprehensive income (AOCI). This new standard is intended to help entities improve the transparency of changes in OCI and items reclassified out of AOCI in their financial statements. The new standard requires entities to disclosure additional information about reclassification adjustments, including (1) changes in AOCI balances by component and (2) significant items reclassified out of AOCI. The new disclosure requirements will be effective for interim and annual periods beginning on January 1, 2013. The adoption of the new standard will require us to include additional disclosures for items reclassified out of AOCI.

Use Of Estimates

Use of estimates

The preparation of consolidated financial statements in conformity with generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. For us, the use of estimates is or could be a significant factor affecting the reported carrying values of flight equipment, intangibles, investments, trade and notes receivable, deferred tax assets and accruals and reserves. Management considers information available from professional appraisers, where possible, to support estimates, particularly with respect to flight equipment. Despite management’s best efforts to accurately estimate such amounts, actual results could materially differ from those estimates.

In the years ended December 31, 2010, December 31, 2011 and December 31, 2012, we changed our estimates of useful lives and residual values of certain older aircraft. The change in estimates is a result of the current market conditions that have negatively affected the useful lives and residual values for such aircraft. The effect on net income from continuing operations for the year ended December 31, 2012 was to reduce net income by $5.2 million, or $0.04 basic and diluted earnings per share.

Cash And Cash Equivalents

Cash and cash equivalents

Cash and cash equivalents include cash and highly liquid investments with an original maturity of three months or less. A portion of our cash and cash equivalents is held by subsidiaries and access to such cash by us for group purposes is limited.

Restricted Cash	Restricted cash Restricted cash includes cash held by banks that is subject to withdrawal restrictions.
Trade Receivables

Trade receivables

Trade receivables represent unpaid, current lease obligations of lessees under existing lease contracts. Allowances are made for doubtful accounts where it is considered that there is a significant risk of non-recovery. The assessment of risk of non-recovery is primarily based on the extent to which amounts outstanding exceed the value of security held, together with an assessment of the financial strength and condition of a debtor and the economic conditions persisting in the debtor’s operating environment.

Flight Equipment Held For Operating Leases, Net

Flight equipment held for operating leases, net

Flight equipment held for operating leases, including aircraft, is stated at cost less accumulated depreciation and impairment. Costs incurred in the acquisition of aircraft or related leases are included in the cost of the flight equipment and depreciated over the useful life of the equipment or term of the related lease. In instances where the purchase price includes additional consideration which can be allocated to the value of an acquired lease containing above market terms, such allocated cost is recognized as an intangible lease premium which is amortized over the term of the related lease. Similarly, we recognize a lease deficiency liability as part of accrued expenses and other liabilities for lease contracts where the terms of the lease contract are unfavorable to market terms and amortize the liability over the term of the related lease as an addition to lease revenue. The cost of improvements to flight equipment are normally expensed unless the improvement materially increases the long-term value of the flight equipment or extends the useful life of the flight equipment. In instances where the increased value benefits the existing lease, such capitalized cost is depreciated over the life of the lease. Otherwise, the capitalized cost is depreciated over the remaining useful life of the aircraft. Flight equipment acquired is depreciated over the assets’ useful life, based on 25 years from the date of manufacture, using the straight-line method to the estimated residual value. The current estimates for residual (salvage) values for most aircraft types are 15% of original manufacture cost. Differences between our estimates of useful lives and residual values and actual experience may result in future impairments of aircraft and/or additional gains or losses upon disposal. We review estimated useful life and residual value of aircraft periodically based on our knowledge to determine if they are appropriate and record adjustments on an aircraft by aircraft basis as necessary.

We apply ASC 360, which addresses financial accounting and reporting for the impairment of long-lived assets and for long-lived assets to be disposed of and requires that all long-lived assets be evaluated for impairment where circumstances indicate that the carrying amounts of such assets may not be recoverable. We normally evaluate these events and circumstances on an annual basis. However, given current market conditions the evaluation is performed on a quarterly basis. The review for recoverability includes an assessment of the estimated future cash flows associated with the use of an asset and its eventual disposal. The assets are grouped at the lowest level for which identifiable cash flows are largely independent of other groups of assets. In relation to flight equipment on operating lease, the impairment assessment is performed on each individual aircraft. If the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount of the asset, an impairment loss is recognized. The loss is measured as the excess of the carrying amount of the impaired asset over its fair value.

Fair value reflects the present value of cash expected to be received from the aircraft in the future, including its expected residual value discounted at a rate commensurate with the associated risk. Future cash flows are assumed to occur under then current market conditions and assume adequate time for a sale between a willing buyer and a willing seller. Expected future lease rates are based on all relevant information available, including current contracted rates for similar aircraft, appraisal data and industry trends. Residual (salvage) value assumptions generally reflect an aircraft’s booked residual, except where more recent industry information indicates a different value is appropriate. We generally focus our impairment assessment on older aircraft as the cash flows supporting the carrying value of such older aircraft are more dependent upon current lease contracts, which leases are more sensitive to weaknesses in the global economic environment. We review and stress test our key assumptions to reflect any observed weakness in the global economic environment. Further deterioration of the global economic environment and a further decrease of aircraft values might have a negative effect on the undiscounted cash flows of older aircraft and might trigger further impairments.

Notes Receivable

Notes receivable

Notes receivable arise from the restructuring and deferring of trade receivables from lessees experiencing financial difficulties. Allowances are made for doubtful accounts where there is a significant risk of non-recovery of the note receivable. The assessment of the risk of non-recovery is primarily based on the extent to which amounts outstanding exceed the value of security held, together with an assessment of the financial strength and condition of a debtor and the economic conditions persisting in the debtor’s operating environment. The ALS Note Receivable (described in Note 1) is recorded at fair value and subsequently measured at amortized cost based on the retrospective interest method in accordance with ASC 320.

Capitalization Of Interest

Capitalization of interest

We capitalize interest related to progress payments made in respect of flight equipment on forward order and add such amount to prepayments on flight equipment. The amount of interest capitalized is the actual interest costs incurred on funding specific to the progress payments or the amount of interest costs which could have been avoided in the absence of such progress payments.

Investments

Investments

We may hold debt and equity interests in third parties, including interests in asset securitization vehicles. In instances where those interests are in the form of debt securities or equity securities that have readily determinable fair values, we apply the provisions of ASC 320 and designate each security as either held to maturity or available for sale securities.

We report equity investments where the fair value is not readily determinable at cost, reduced for any other than temporary impairment.

We evaluate our investments in all debt and equity instruments regularly for other than temporary impairments in their carrying value and record a write-down to estimated fair market value as appropriate.

Definite-Lived Intangible Assets

Definite‑lived intangible assets

We recognize intangible assets acquired in a business combination in accordance with the principles of ASC 805. The identified intangible assets are recorded at fair value on the date of acquisition. The rate of amortization of definite‑lived intangible assets is calculated with reference to the period over which we expect to derive economic benefits from such assets. In instances where the purchase of flight equipment or the allocated fair value in a business combination includes consideration which can be allocated to the value of an acquired lease containing above market terms, such allocated costs are recognized as an intangible lease premium asset and amortized on a straight-line basis over the term of the related lease as a reduction of lease revenue. Similarly, we recognize a lease deficiency liability as part of accrued expenses and other liabilities for lease contracts where the terms of the lease contract are unfavorable to market terms and amortize the liability over the term of the related lease as an addition to lease revenue. We consider lease renewals on a lease by lease basis. We generally do not assume lease renewals in the determination of the lease premiums or deficiencies given a market participant would expect the lessee to renegotiate the lease on market terms. We evaluate all definite‑lived intangible assets for impairment in accordance with ASC 360.

Inventory	Inventory Inventory consists primarily of engine and airframe parts when we have aircraft for part out. It is valued at the lower of cost or market value.
Derivative Financial Instruments

Derivative financial instruments

We use derivative financial instruments to manage our exposure to interest rate risks and foreign currency risks. Derivatives are accounted for in accordance with ASC 815. All derivatives are recognized on the balance sheet at their fair value. The fair value of derivative instruments under hedge accounting treatment includes a consideration of the credit rating and risk attaching to the counterparty of the derivative contract. We have considered both the quantitative and qualitative factors when determining our counterparty credit risk.

When cash flow hedge accounting treatment is achieved under ASC 815, the changes in fair values related to the effective portion of the derivatives are recorded in accumulated other comprehensive income, and the ineffective portion is recognized immediately in income. Changes in fair value related to the effective portion of the derivatives are reclassified out of accumulated other comprehensive income into income for any ineffective portion of the derivative contract which is calculated at each quarter end. Amounts reflected in accumulated other comprehensive income related to the effective portion are reclassified into earnings in the same period or periods during which the hedged transactions affects earnings.

We discontinue hedge accounting prospectively when (i) we determine that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expires or is sold, terminated, or exercised; or (iii) management determines that designating the derivative as a hedging instrument is no longer appropriate. In all situations in which hedge accounting is discontinued and the derivative remains outstanding, we carry the derivative at its fair value on the balance sheet, recognizing changes in the fair value in current-period earnings. The remaining balance in accumulated other comprehensive income at the time we discontinue hedge accounting is not recognized in the income statement unless it is probable that the forecasted transaction will not occur. Such amounts are recognized in earnings when earnings are affected by the hedged transaction.

When cash flow hedge accounting treatment is not achieved under ASC 815, the changes in fair values between periods are recognized as a reduction or increase of interest expense on the income statement.

Net cash received or paid under derivative contracts where material in any reporting period is classified as operating cash flow in our consolidated cash flow statements.

Deferred Income Taxes (Assets And Liabilities)

Deferred income taxes (assets and liabilities)

We report deferred taxes of our taxable subsidiaries resulting from the temporary differences between the book values and the tax values of assets and liabilities using the liability method. The differences are calculated at nominal value using the enacted tax rate applicable at the time the temporary difference is expected to reverse. Deferred tax assets attributable to unutilized losses carried forward or other timing differences are reduced by a valuation allowance if it is more likely than not that such losses will not be utilized to offset future taxable income.

Other Assets

Other assets

Other assets consist of receivables from aircraft manufacturers, prepayments, debt issuance costs, interest and other receivables and other tangible fixed assets. Other tangible fixed assets consist of computer equipment, motor vehicles and office furniture and are valued at acquisition cost and depreciated at various rates between 16% to 33% per annum over the assets’ useful lives using the straight-line method. We capitalize costs incurred in arranging financing as debt issuance costs. Debt issuance costs are amortized to interest expense over the term of the related financing.

Accrued Maintenance Liability

Accrued maintenance liability

In all of our aircraft leases, the lessees are responsible for maintenance and repairs of our flight equipment and related expenses during the term of the lease. In some instances, we may incur maintenance and repair expenses for our aircraft. We recognize leasing expenses in our income statement for all such expenditures. In many operating lease and finance lease contracts, the lessee has the obligation to make a periodic payment of supplemental maintenance rent which is calculated with reference to the utilization of airframes, engines and other major life-limited components during the lease. AerCap records as revenue all maintenance rent receipts not expected to be repaid to lessees. We estimate the total amount of maintenance reimbursements for the entire lease and only record revenue after we have received enough maintenance rent under a particular lease to cover the estimated total amount of revenue reimbursements. In these leases, upon lessee presentation of invoices evidencing the completion of qualifying maintenance on the aircraft, we make a payment to the lessee to compensate for the cost of the maintenance, up to the maximum of the supplemental maintenance rental payments made with respect to the lease contract.

In most lease contracts not requiring the payment of supplemental rents, the lessee is required to re-deliver the aircraft in a similar maintenance condition (normal wear and tear excepted) as when accepted under the lease, with reference to major life-limited components of the aircraft. To the extent that such components are redelivered in a different condition than at acceptance, there is an end-of-lease compensation adjustment for the difference at redelivery. We recognize receipts of end-of-lease compensation adjustments as lease revenue when received and payments of end-of-lease adjustments as leasing expenses when paid.

In addition, we may be obligated to make additional payments to the lessee for maintenance related expenses (lessor maintenance contributions or top-ups) primarily related to usage of major life-limited components occurring prior to entering into the lease. We account for planned major maintenance activities such as lessor contributions and top-ups based on the expense as incurred method in accordance with the Airline Audit and Accounting Guide. We record a charge to leasing expenses at the time of the occurrence of a lessor contribution or top-up payment, except in instances where we have established an accrual as an assumed liability for such payment in connection with the purchase of an aircraft with a lease attached, in which case such payments are charged against the existing accrual.

For all of our lease contracts, any amounts of accrued maintenance liability existing at the end of a lease are released and recognized as lease revenue at lease termination. When flight equipment is sold, the portion of the accrued maintenance liability which is not specifically assigned to the buyer is released from the balance sheet and recognized as net gain on sale of assets as part of the sale of the flight equipment.

Accrual For Onerous Contracts

Accrual for onerous contracts

We make an accrual for onerous contracts where the undiscounted costs of performing under a contract or series of related contracts exceed the undiscounted benefits expected to be derived from such contracts. In connection with a purchase business combination, accruals are recorded at the present value of such differences.

Revenue Recognition

Revenue recognition

As lessor, we lease flight equipment principally under operating leases and report rental income ratably over the life of the lease as it is earned. At lease inception we review all necessary criteria under ASC 840-10-25 to determine proper lease classification including the criteria set forth in ASC 840-10-25-14. Our lease contracts normally include default covenants, and the effect of a default by a lessee is generally to oblige the lessee to pay damages to the lessor to put the lessor in the position one would have been had the lessee performed under the lease in full. There are no additional payments required which would increase the minimum lease payments under ASC 840-10-25-1. We account for lease agreements that include step rent clauses on a straight line basis. Lease agreements for which base rent is based on floating interest rates are included in minimum lease payments based on the floating interest rate existing at the inception of the lease; any increases or decreases in lease payments that result from subsequent changes in the floating interest rate are contingent rentals and are recorded as increases or decreases in lease revenue in the period of the interest rate change. In certain cases, leases provide for rentals based on usage. The usage may be calculated based on hourly usage or on the number of cycles operated, depending on the lease contract. We cease revenue recognition on a lease contract when the collectability of such rentals is no longer reasonably assured. For past-due rentals which have been recognized as revenue, provisions are established on the basis of management’s assessment of collectability and to the extent such rentals exceed related security deposits held, and are recorded as expenses on the income statement.

Most of our lease contracts require payment in advance. Rentals received, but unearned under these lease agreements are recorded as deferred revenue on the balance sheet.

Net gain (loss) on sale of assets originate primarily from the sale of aircraft and engines and are recognized when the delivery of the relevant asset is complete and the risk of loss has transferred to the buyer.

Revenues from direct finance leases are recognized on the interest method to produce a level yield over the life of the finance lease. Expected unguaranteed residual values of leased assets are based on our assessment of residual values and independent appraisals of the values of leased assets remaining at expiration of the lease terms.

Revenue from secured loans, notes receivables and other interest bearing instruments is recognized on an effective yield basis as interest accrues under the associated contracts. Revenue from lease management fees is recognized as income as it accrues over the life of the contract. Revenue from the receipt of lease termination penalties is recorded at the time cash is received or when the lease is terminated, if collection is reasonably assured. Other revenue includes any net gains we generate from the sale of aircraft related investments, such as our subordinated interests in securitization vehicles and notes, warrants or convertible securities issued by our lessees, which we receive from lessees as compensation for amounts owed to us in connection with lease restructurings.

Pension

Pension

We operate a defined benefit pension plan for our Dutch employees and some of our Irish employees. As of June 30, 2009 the Irish defined benefit plan was closed to new participants, but will continue to accrue benefits for existing participants. As required by ASC715, we recognize net periodic pension costs associated with this plan in income from continuing operations and recognize the unfunded status of the plan, if any, as a liability. The change in fair value of the funded pension liability that is not related to the net periodic pension cost is recorded as other comprehensive income. The projection of benefit obligation and fair value of plan assets requires the use of assumptions and estimates, including discount rates. Actual results could differ from those estimates. Furthermore, we also operate a defined contribution plan for the Irish employees that do not fall under the defined benefit pension plan. We expense these contributions in the period the contribution is made

Share-Based Compensation

Share‑based compensation

We account for share‑based compensation in accordance with ASC 718. Accordingly, we recognize compensation expense when it becomes probable that participants in share‑based incentive plans, who hold direct or indirect equity interests in our shares or options to acquire such shares, will be able to achieve fair value. The amount of such expense is determined by reference to the fair value of the share or share option on the date of grant. The timing of expense recognition is determined with reference to the timing of lapsing of restrictions on restricted shares and vesting on share options, including the lapsing of repurchase rights which allow other parties to repurchase participants’ shares at less than fair market value.

Foreign Currencies

Foreign currencies

Foreign currency transactions are translated into U.S. dollars at the exchange rate prevailing at the time the transaction took place or at the rates of exchange under related forward contracts where such contracts exist. Subsequent receivables or payables resulting from such foreign currency transactions are translated into U.S. dollars at the exchange rate prevailing at each balance sheet date. All resulting exchange gains and losses are taken to the income statement under selling, general and administrative expenses.

Variable Interest Entities	Variable interest entities We account for investments in variable interest entities in accordance with ASC 810.
Earnings Per Share

Earnings Per Share

Earnings per share is presented in accordance with ASC 260 which requires the presentation of “basic” earnings per share and “diluted” earnings per share. Basic earnings per share is computed by dividing income available to ordinary shareholders by the weighted‑average number of ordinary shares outstanding during the period. For the purposes of calculating diluted earnings per share, the denominator includes both the weighted average number of ordinary shares outstanding during the period and the weighted average number of potentially dilutive ordinary shares, such as share options.

General (Tables)	12 Months Ended
Dec. 31, 2012
General [Abstract]
Changes In Ownership Interest In Subsidiaries

	Year ended December 31,
	2010	2011	2012

Net income attributable to AerCap Holdings N.V.	$207,573	$172,224	$163,655

Transfer (to) from non-controlling interest
Decrease in AerCap Holdings N.V. paid-in capital for the repurchase of 50% equity interest in AerVenture	(49,854)	-	-
Increase in AerCap Holdings N.V. paid-in capital for the sale of a 50% equity interest in a A330 joint venture	2,072	-	-
Net transfers to non-controlling interest	(47,782)	-	-
Changes in AerCap Holdings N.V. equity from net income attributable to AerCap Holdings N.V. and transfers to non-controlling interests	$159,791	$172,224	$163,655

Condensed Consolidated Income Statements For Previous Periods

	Year ended December 31,
	2007	2008	2009	2010(1)

Revenues
Lease revenue	$495,340	$541,455	$581,134	$902,320
Net gain on sale of assets	103,455	77,107	40,243	36,204
Management fee revenue	14,343	11,749	12,964	12,975
Interest revenue	28,595	18,018	9,459	3,913
Other revenue	20,079	4,113	3,692	3,866
Total revenues	661,812	652,442	647,492	959,278
Expenses
Depreciation	129,294	154,130	194,161	307,706
Asset impairment	-	5,282	18,833	10,905
Interest on debt	227,765	208,914	86,193	233,985
Other expenses	33,941	59,843	68,067	67,829
Selling, general and administrative expenses	79,598	85,630	76,628	80,627
Total expenses	470,598	513,799	443,882	701,052
Income from continuing operations before income taxes and income of investments accounted for under the equity method	191,214	138,643	203,610	258,226
Provision for income taxes	(17,080)	833	(953)	(22,194)
Net income of investments accounted for under the equity method	-	-	983	3,713
Net income from continuing operations	$174,134	$139,476	$203,640	$239,745
Income (loss) from discontinued operations (AeroTurbine, including loss on disposal), net of tax	13,164	1,447	2,731	(3,199)
Bargain purchase gain (“Amalgamation gain”), net of transaction expenses	-	-	-	274
Net income	$187,298	$140,923	$206,371	$236,820
Net loss (income) attributable to non-controlling interest, net of tax	1,155	10,883	(41,205)	(29,247)
Net income attributable to AerCap Holdings N.V.	$188,453	$151,806	$165,166	$207,573

Total earnings per share, basic and diluted	$2.22	$1.79	$1.94	$1.81
Earnings (loss) per share from discontinued operations, basic and diluted	$0.15	$0.02	$0.03	$(0.03)
Earnings per share from continued operations attributable to AerCap Holdings N.V., basic and diluted	$2.07	$1.77	$1.91	$1.84

Weighted average shares outstanding, basic and diluted	85,036,957	85,036,957	85,036,957	114,952,639

(1)Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.

Summary Of Discontinued Operations

The Company’s results from discontinued operations can be summarized as follows:

	Period ended
	December 31, 2010	October 7, 2011

Total revenues	$ 89,861	$ 98,798

Loss from discontinued operations before taxes	(3,077)	(40,975)
Provision for income taxes	(122)	(11,770)
Income (loss) from discontinued operations, net of tax	(3,199)	(52,745)

Restricted Cash (Tables)	12 Months Ended
Dec. 31, 2012
Restricted Cash [Abstract]
Components Of Restricted Cash

	2011	2012
Cash securing our obligations under ECA-guaranteed financings	$38,365	$41,895
Cash securing our obligations under ALS I debt	39,331	-
Cash securing our obligations under ALS II debt	14,941	15,712
Cash securing our obligations under AerFunding revolving credit facility debt	58,591	82,070
Cash securing our obligations under Genesis securitization debt	24,564	28,955
Cash securing our obligations under TUI portfolio acquisition facility debt	11,747	25,656
Cash securing our obligations under other debt	54,742	82,043
Cash securing our obligations under SkyFunding I and II facilities	-	2,740
Cash securing our obligations under derivative instruments (Note 11)	(7,170)	(810)
Other	2,214	1,582
	$237,325	$279,843

Trade Receivables, Net Of Provisions (Tables)	12 Months Ended
Dec. 31, 2012
Trade Receivables, Net Of Provisions [Abstract]
Components Of Trade Receivables

	2011	2012
Trade receivables	$19,593	$6,636
Provision for doubtful accounts	(3,530)	-
	$16,063	$6,636

Change In Allowance For Doubtful Trade Receivables

	Year ended December 31,
	2010	2011	2012
Provision at beginning of period	$3,392	$2,606	$3,530
Expense for doubtful accounts	39	3,335	-
Discontinued operations	1,128	(2,567)	-
Other(1)	(1,953)	156	(3,530)
Provision at the end of period	$2,606	$3,530	$-

(1)            Other includes direct write offs and cash accounting for certain trade receivables.

Flight Equipment Held For Operating Leases, Net (Tables)	12 Months Ended
Dec. 31, 2012
Flight Equipment Held For Operating Leases, Net [Abstract]
Movements In Flight Equipment Held For Operating Leases

	Year ended December 31,
	2010	2011	2012
Net book value at beginning of period	$5,230,437	$8,061,260	$7,895,874
Fair value of flight equipment acquired in acquisitions	1,337,412	-	-
Additions	2,531,719	882,625	1,116,808
Depreciation	(329,639)	(383,148)	(355,697)
Impairment (Note 22)	(11,764)	(23,323)	(12,625)
Disposals	(646,841)	(333,140)	(1,376,461)
Transfers to direct finance leases/inventory	(50,064)	(11,430)	(6,000)
Sale of AeroTurbine	-	(296,970)	-
Net book value at end of period	$8,061,260	$7,895,874	$7,261,899
Accumulated depreciation/impairment at December 31, 2010, 2011 and 2012	$(856,894)	$(1,060,416)	$(992,528)

Contractual Commitments For Prepayment And Purchase Of Flight Equipment

	2013	2014	2015	Thereafter
Capital expenditures	$623,554	$164,957	$283,146	$-
Pre-delivery payments	97,660	130,170	26,034	-
	$721,214	$295,127	$309,180	$-

Contracted Minimum Future Lease Payments Receivable

Contracted minimum future lease receivables
2013	$ 874,225
2014	799,008
2015	713,677
2016	611,012
2017	471,542
Thereafter	1,550,234
$ 5,019,698

Notes Receivable (Tables)	12 Months Ended
Dec. 31, 2012
Notes Receivable [Abstract]
Components Of Notes Receivable

	2011	2012
Secured notes receivable	$4,794	$10,135
Notes receivable from lessee restructurings	406	-
ALS Note Receivable (1)	-	68,028
	$5,200	$78,163

Minimum Future Receipts Under Notes Receivable

Minimum future receipts
2013	$ 3,366
2014	2,612
2015	3,380
2016	5,381
2017	26,205
Thereafter	37,219
$ 78,163

Prepayments On Flight Equipment (Tables)	12 Months Ended
Dec. 31, 2012
Prepayments On Flight Equipment [Abstract]
Summary Of Movements In Prepayments On Flight Equipment

	Year ended December 31,
	2010	2011	2012
Net book value at beginning of period	$527,666	$199,417	$95,619
Prepayments made during the period	132,706	43,313	33,508
Interest capitalized during the period	7,978	4,439	2,616
Prepayments and capitalized interest applied against the purchase of flight equipment	(468,933)	(151,550)	(78,149)
Net book value at end of period	$199,417	$95,619	$53,594

Investments (Tables)	12 Months Ended
Dec. 31, 2012
Investments [Abstract]
Components Of Investments

	2011	2012
25% equity investment in unconsolidated joint venture (AerDragon)	$36,473	$41,161
40% equity investment in unconsolidated joint venture (AerLift)	46,456	51,721
43% equity investment in unconsolidated joint venture (AerData)	1,150	980
	$84,079	$93,862

Intangible Assets (Tables)	12 Months Ended
Dec. 31, 2012
Intangible Assets [Abstract]
Schedule Of Amortizable Intangible Assets

	As of December 31, 2011

	Gross	Accumulated amortization	Net

Lease premiums	$67,882	$(38,204)	$29,677

	As of December 31, 2012

	Gross	Accumulated amortization	Net

Lease premiums	$54,945	$(36,845)	$18,100

Schedule Of Changes To Amortizable Intangible Assets

	Year ending December 31,
	2011	2012
Net carrying value at beginning of period	$58,637	$29,677
Discontinued operations	(12,412)	-
Amortization	(15,375)	(11,577)
Impairment (Note 22)	(1,173)	-
Net carrying value at end of period	$29,677	$18,100

Schedule Of Future Amortization Of The Intangible Assets

Amortization of intangible assets
2013	$ 8,431
2014	6,137
2015	3,108
2016	424
2017	-
Thereafter	-
$ 18,100

Derivative Assets And Liabilities (Tables)	12 Months Ended
Dec. 31, 2012
Derivative Assets And Liabilities [Abstract]
Schedule Of Change In Fair Value Of Interest Rate Derivatives

	Year ended December 31,
	2010	2011	2012
Change in fair value of interest rate caps and floors	$27,720	$59,312	$14,388
Change in fair value of interest rate swaps acquired in Genesis Transaction	(22,947)	(39,536)	(3,713)
	$4,773	$19,776	$10,675

Other Assets (Tables)	12 Months Ended
Dec. 31, 2012
Other Assets [Abstract]
Schedule Of Other Assets

	2011	2012
Debt issuance costs	$148,675	$133,352
Other tangible fixed assets	3,802	2,482
Receivables from aircraft manufacturer	12,990	8,203
Prepaid expenses	4,601	4,690
Other receivables	11,291	9,124
	$181,359	$157,851

Accrued Expenses And Other Liabilities (Tables)	12 Months Ended
Dec. 31, 2012
Accrued Expenses And Other Liabilities [Abstract]
Schedule Of Accrued Expenses And Other Liabilities

	2011	2012
Accrued expenses	$29,682	$32,267
Accrued interest	26,702	44,257
Lease deficiency	18,074	15,427
	$74,458	$91,951

Debt (Tables)	12 Months Ended
Dec. 31, 2012
Schedule Of Debt

	2011 (1)	2012 (1)	Weighted average interest rate December 31, 2012	Maturity
ECA-guaranteed financings	$1,662,810	$1,675,387	2.47%	2024
ALS I debt	640,332	-	-%	-
ALS II debt	693,180	572,270	2.06%	2038
AerFunding revolving credit facility	461,421	538,024	3.11%	2016
Genesis securitization debt	624,973	549,288	0.45%	2032
TUI portfolio acquisition facility	262,302	188,393	1.79%	2015
SkyFunding I and II facilities	133,669	507,475	3.83%	2022
Senior unsecured notes due 2017	-	300,000	6.38%	2017
Subordinated debt joint ventures partners(3)	64,280	64,280	19.35%	2022
Other debt	1,568,198	1,408,382	3.71%	2023
	$6,111,165	$5,803,499

(1)        As of December 31, 2012, we remain in compliance with the respective financial covenants across the Company’s various debt obligations.

(2)        The weighted average interest rate in the table above is calculated based on the US dollar LIBOR rate as of December 31, 2012, and excludes the impact of related derivative instruments which we hold to hedge our exposure to interest rates as well as any amortization of the debt issuance costs.

(3)            Subordinated debt issued to two of our joint venture partners in 2008 and 2010.

Schedule Of Maturities Of Debt And Capital Lease Obligations

Debt maturing
2013	$ 721,140
2014	698,839
2015	911,682
2016	1,014,043
2017	813,565
Thereafter	1,644,230
$ 5,803,499

ECA-Guaranteed Financings [Member]
Schedule Of Debt

		Amount outstanding
		December 31, 2012	Interest rate
		(US dollars in thousands)
2008 A330 & A320 Facility	Floating rate tranches	$ 63,910	Three-month LIBOR plus 1.47%
	Fixed rate tranches	658,596	3.20%
2009 A320 Facility	Floating rate tranches	58,531	Three-month LIBOR plus 1.11%
	Fixed rate tranches	89,466	4.23%
ECA A330 Capital Market facilities	Fixed rate tranches	185,176	3.60%
2012 Facilities	Fixed rate tranches	240,017	2.29%
Total		$ 1,295,696

Other ECA-Guaranteed Financings [Member]
Schedule Of Debt

	Amount outstanding
	December 31, 2012	Interest rate
	(US dollars in thousands)
Floating Rate Tranches	$ 381,085	Three-month LIBOR plus 0.32%
Purchase accounting fair value adjustments	(1,395)
	$ 379,690

ALS II [Member]
Schedule Of Debt

Amount outstanding
	December 31, 2012	Interest rate
(US dollars in thousands)
Class A-1 Notes	$ 550,912	One-month LIBOR plus 1.85%
Class A-2 Notes	21,357	One-month LIBOR plus 1.85%
Total	$ 572,269

AerFunding Revolving Credit Facility [Member]
Schedule Of Interest Rate Terms

Applicable
Margin
Borrowing period (1)	2.90%
Period from June 10, 2013 to June 9, 2014	3.90%
Period from June 10, 2014 to June 9, 2015	4.40%
Period from June 10, 2015 to June 9, 2016	4.90%
(1)The borrowing period is until June 9, 2013, after which the loan converts to a term loan.

Genesis Securitization [Member]
Schedule Of Debt

Amount outstanding
	December 31, 2012	Interest rate
(US dollars in thousands)
Class G-1 Notes	$ 549,288	One-month LIBOR plus 0.24%

TUI Portfolio Acquisition Facility [Member]
Schedule Of Debt

Amount outstanding
	December 31, 2012	Interest rate
(US dollars in thousands)
Senior Facility	$ 188,393	One-month LIBOR plus 1.58%

Skyfunding I And II Facilities [Member]
Schedule Of Debt

		Amount outstanding
		December 31, 2012	Interest rate
		(US dollars in thousands)
SkyFunding I	Floating rate aircraft	$ 190,790	Three-month LIBOR plus 2.85%
	Fixed rate aircraft	189,498	4.43%
SkyFunding II	Floating rate aircraft	63,789	Three-month LIBOR plus 3.15%
	Fixed rate aircraft	63,398	4.42%
Total		$ 507,475

Income Taxes (Tables)	12 Months Ended
Dec. 31, 2012
Income Taxes [Abstract]
Summary Of Income Tax Expense (Benefit) By Tax Jurisdiction

	Year ended December 31,
	2010	2011	2012
Deferred tax expense (benefit)
The Netherlands	$6,085	$4,322	$1,952
Ireland	18,446	6,668	3,685
United States of America	(2,252)	4,317	2,022
Sweden	6	633	(789)
	22,285	15,940	6,870
Current tax expense (benefit)
United States of America	(764)	(1,730)	-
The Netherlands	673	1,250	1,197
	(91)	(480)	1,197

Income tax expense	$22,194	$15,460	$8,067

Reconciliation Of Statutory Income Tax Expense/(Benefit)

	Year ended December 31,
	2010	2011	2012
Income tax expense at statutory income tax rate	$ 65,848	$ 57,513	$ 38,719

Valuation allowance (1)	27,400	9,661	-
Income arising from non-taxable items (permanent differences) (2)	(20,454)	(8,089)	(58,604)
Tax on global activities (3)	(50,600)	(43,625)	27,952
	(43,654)	(42,053)	(30,652)

Actual income tax expense	$ 22,194	$ 15,460	$ 8,067

(1)Valuation allowance in 2010 and 2011 related to losses and credit forwards in our Dutch tax jurisdiction.

(2)        Relates to non-taxable income arising from aircraft with a higher tax basis in general. The 2012 non- taxable income also included an imputed gain for tax purposes that offsets all remaining taxable losses for the period 2006 through 2012 in The Netherlands. This offset of the taxable losses was already foreseen in the Dutch tax filing position and included in the valuation allowance of previous years. The imputed gain results from a revaluation of the tax asset base as well as the retrospective revisions of certain intercompany obligations between the Netherlands and Isle of Man jurisdictions.

(3)            The following tables summarizes our global tax activities into each specific tax jurisdiction for each of the years presented:

Schedule Of Global Tax Activities

	Year ended December 31, 2010
	Pre-tax income (loss)	Local statutory tax rate (1)	Variance to Dutch statutory tax rate of 25.5%	Tax variance as a result of global activities (2)
Tax jurisdiction
The Netherlands	$(82,943)	25.0%	0.0%	$-
Ireland	147,291	12.5%	(12.5)%	(18,411)
United States of America	(7,676)	37.6%	12.6%	(967)
Sweden	26	18.7%	(6.3)%	(2)
Isle of Man	124,878	0.0%	(25.0)%	(31,220)
	$181,576			$(50,600)

Income arising from non-taxable items	76,650
Income from continuing operations before income tax	$258,226

	Year ended December 31, 2011
	Pre-tax income (loss)	Local statutory tax rate (1)	Variance to Dutch statutory tax rate of 25.0%	Tax variance as a result of global activities (2)
Tax jurisdiction
The Netherlands	$(33,149)	25.0%	0.0%	$-
Ireland	91,973	12.5%	(12.5)%	(11,497)
United States of America	5,204	37.6%	12.6%	656
Sweden	3,384	18.7%	(6.3)%	(213)
Isle of Man	130,284	0.0%	(25.0)%	(32,571)
	$197,696			$(43,625)

Income arising from non-taxable items	32,355
Income from continuing operations before income tax	$230,051

	Year ended December 31, 2012
	Pre-tax income (loss)	Local statutory tax rate (1)	Variance to Dutch statutory tax rate of 25.0%	Tax variance as a result of global activities (2)
Tax jurisdiction
The Netherlands	$12,596	25.0%	0.0%	$-
Ireland	29,486	12.5%	(12.5)%	(3,686)
United States of America	5,586	36.2%	11.2%	626
Sweden	(4,220)	18.7%	(6.3)%	266
Isle of Man	(122,983)	0.0%	(25.0)%	30,746
	$(79,535)			$27,952

Income arising from non-taxable items (3)	234,414
Income from continuing operations before income tax	$154,879

(1)        The local statutory income tax expense for our significant tax jurisdictions (The Netherlands, Ireland and Isle of Man) does not differ from the actual income tax expense.

(2)        The tax variance as a result of global activities is mainly caused by our operations in countries with a lower statutory tax rate than the statutory tax rate in The Netherlands.

(3)        The 2012 non- taxable income included an imputed gain for tax purposes that offsets all remaining taxable losses for the period 2006 through 2012 in The Netherlands. This offset of the taxable losses was already foreseen in the Dutch filing position and included in the valuation allowance of previous years. The imputed gain results from a revaluation of the tax asset base as well as the retrospective revisions of certain intercompany obligations between the Netherlands and Isle of Man jurisdictions.

Deferred Tax Assets And Liabilities

	December 31, 2011
	The Netherlands	Ireland	U.S.	Sweden
Depreciation/Impairment	$(15,251)	$146,675	$(1,599)	$-
Debt	-	16,516	-	-
Intangibles	-	2,452	-	-
Loss-making contracts	-	-	1,828	-
Interest expense	-	-	(8,174)	-
Accrued maintenance liability	-	(3,859)	(1,731)	-
Obligations under capital leases and debt obligations	-	(6,064)	-	-
Investments	-	(2,500)	-	-
Losses and credits forward	(73,861)	(186,477)	(6,058)	(7,316)
Other	(2,222)	1,157	814	55
Valuation allowance on tax assets	54,357	-	-	-
Net deferred tax asset	$(36,977)	$(32,100)	$(14,920)	$(7,261)

	December 31, 2012
	The Netherlands	Ireland	U.S.	Sweden
Depreciation/Impairment	$(29,635)	$227,199	$-	$-
Debt	-	13,807	-	-
Intangibles	-	1,564	-	-
Interest expense	-	-	(7,401)	-
Accrued maintenance liability	-	(5,265)	-	-
Obligations under capital leases and debt obligations	-	(8,493)	-	-
Investments	-	(2,500)	-	-
Losses and credits forward	-	(254,477)	(6,894)	(8,050)
Other	(2,492)	3,945	(1,034)	-
Net deferred tax asset	$(32,127)	$(24,220)	$(15,329)	$(8,050)

Summary Of Valuation Allowance

	Year ended December 31,
	2010	2011	2012
Valuation allowance at beginning of period	$17,296	$44,696	$54,357
Increase (decrease) of allowance to income tax provision	27,400	9,661	(54,357)
Valuation allowance at end of period	$44,696	$54,357	$-

Share Capital (Tables)	12 Months Ended
Dec. 31, 2012
Share Capital [Abstract]
Changes In Accumulated Other Comprehensive Income

	Net change in fair value of derivatives	Net change in fair value of pension obligations	Total
	(US dollars in thousands)

Beginning balance	$(8,513)	$-	$(8,513)

Current-period other comprehensive loss	(1,360)	(4,528)	(5,888)

Ending balance	$(9,873)	$(4,528)	$(14,401)

Share-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2012
Share-Based Compensation [Line Items]
Schedule Of Restricted Shares/Options Activity

Number of Restricted Shares/Options
Beginning outstanding January 1, 2010	2,211,360
Exercises of Cerberus Funds shares/options for direct holdings of AerCap shares	(1,465,395)
Ending outstanding December 31, 2010	745,965

Beginning outstanding January 1, 2011	745,965
Forfeitures	-
Ending outstanding December 31, 2011	745,965

Beginning outstanding January 1, 2012	745,965
Exercised	(635,197)
Ending outstanding December 31, 2012	110,768

Summary Of NV Equity Plan Activity

	Number of Options	Weighted Average Exercise Price
Options outstanding at January 1, 2010	2,575,000	NA
Forfeitures	(612,500)	NA
Options issued during year	321,041	22.54
Options outstanding at December 31, 2010	2,283,541	NA

Options outstanding at January 1, 2011	2,283,541	NA
Forfeitures	(150,000)	NA
Options exercised during year	(100,000)	2.95
Options issued during year	23,662	11.29
Options outstanding at December 31, 2011	2,057,203	NA

Options outstanding at January 1, 2012	2,057,203	NA
Forfeitures	-	NA
Options exercised during year	-	NA
Options issued during year	19,833	13.72
Options outstanding at December 31, 2012	2,077,036	NA

NV Equity Plan [Member]
Share-Based Compensation [Line Items]
Schedule Of Stock Option Assumptions

Volatility	33.92% - 38.42%
Expected life	5.33 - 6.53 years
Risk-free interest rate	1.89% - 4.20%
Dividend yield rate	0.00%

Stock Options [Member]
Share-Based Compensation [Line Items]
Schedule Of Stock Option Assumptions

Volatility	38.25% - 39.90%
Expected life	5.00 - 5.93 years
Risk-free interest rate	4.67% - 4.72%
Dividend yield rate	0.00%

Segment Information (Tables)	12 Months Ended
Dec. 31, 2012
Segment Information [Abstract]
Schedule Of Lease Revenue By Segment

	2010	2011	2012

United States of America	8.4%	8.8%	12.1%
Russia	11.3%	10.3%	9.4%
Germany	12.0%	9.3%	9.0%

Schedule Of Long-Lived Assets By Segment

2012

United States of America	16.6%
Russia	11.4%

Selling, General And Administrative Expenses (Tables)	12 Months Ended
Dec. 31, 2012
Selling, General And Administrative Expenses [Abstract]
Schedule Of Selling, General And Administrative Expenses

We had 356 (including 204 AeroTurbine employees), 153 and 159 persons in employment as of December 31, 2010, 2011 and 2012, respectively. Selling, general and administrative expenses include the following expenses:

	Year ended December 31,
	2010	2011	2012
Personnel expenses (1) (3)	$39,708	$52,262	$44,645
Travel expenses	5,130	5,862	7,098
Professional services	13,752	13,159	17,906
Office expenses	4,067	3,943	3,506
Directors expenses	4,789	5,582	4,786
Aircraft management fee (2)	6,395	26,841	641
Mark-to-market on derivative instruments and foreign currency results	(1,651)	2,811	(2,914)
Other expenses	8,437	10,286	7,741
	$80,627	$120,746	$83,409

(1)Includes share-based compensation of $2,875, $6,159 and $7,128 in the years ended December 31, 2010, 2011 and

             2012, respectively.

(2)        Includes a charge of $24,500 relating to the buy-out of the Genesis portfolio servicing rights in the year ended December 31, 2011.

(3)            Includes termination and severance payments of $5,151 in the year ended December 31, 2011.

Asset Impairment (Tables)	12 Months Ended
Dec. 31, 2012
Asset Impairment [Abstract]
Schedule Of Asset Impairment

	2010	2011	2012
Flight equipment (Note 5)	$11,764	$23,323	$12,625
Discontinued operations	(3,532)	(8,902)	-
Intangible lease premium (Note 9)	2,673	1,173	-
	$10,905	$15,594	$12,625

Earnings Per Ordinary Share (Tables)	12 Months Ended
Dec. 31, 2012
Earnings Per Ordinary Share [Abstract]
Computations Of Basic And Diluted Earnings Per Ordinary Share

	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2012
Net income for the computation of basic and diluted earnings per share	$207,573	$172,224	$163,655
Weighted average ordinary shares outstanding	114,952,639	146,587,752	131,492,057
Basic and diluted earnings per ordinary share	$1.81	$1.17	$1.24

Commitments And Contingencies (Tables)	12 Months Ended
Dec. 31, 2012
Commitments And Contingencies [Abstract]
Schedule Of Rent Expense

2013	$1,248
2014	1,836
2015	1,897
2016	1,574
2017	1,544
Thereafter	385
$8,484

Fair Value Measurements (Tables)	12 Months Ended
Dec. 31, 2012
Fair Value Measurements [Abstract]
Schedule Of Financial Assets And Liabilities Measured At Fair Value On Recurring Basis

	December 31, 2012	Level 1	Level 2	Level 3
Cash and cash equivalents	$ 520,401	$ 520,401	$ -	$ -
Restricted cash	279,843	279,843	-	-
Derivative assets	9,993	-	9,993	-
Derivative liabilities	(14,677)	-	(14,677)	-
	$ 795,560	$ 800,244	$ (4,684)	$ -

Level 3 Assets Non Recurring Basis

	Fair Value	Valuation Techniques	Unobservable Input	Quantitative Inputs Used

Flight equipment held for operating leases	$20.4 million	Market	Third party	$18.0 million
		approach	valuations	-
$38.3 million

	Fair Value	Valuation Techniques	Unobservable Input	Range

Flight equipment held for operating leases	$5.4 million	Income	Discount	8.1%
approach
			Remaining Holding Period	3 years

			Present value of non-contractual cash flows	0%

Carrying Amounts And Fair Values Of Financial Instruments

	December 31, 2011		December 31, 2012
	Book value	Fair value	Book value	Fair value
Assets
Restricted cash	$237,325	$237,325	$279,843	$279,843
Derivative assets	21,050	21,050	9,993	9,993
Notes receivable	5,200	5,200	78,163	78,163
Cash and cash equivalents	411,081	411,081	520,401	520,401
	$674,656	$674,656	$888,400	$888,400
Liabilities
Debt	$6,111,165	$5,710,399	$5,803,499	$5,756,519
Derivative liabilities	27,159	27,159	14,677	14,677
	$6,138,324	$5,737,558	$5,818,176	$5,771,196

General (The Company) (Narrative) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012 item	Dec. 31, 2011
General [Abstract]
Total assets	$ 8,581,418	$ 9,107,632
Number of aircraft owned	212

General (Variable Interest Entities) (Narrative) (Details) (USD $) In Millions, unless otherwise specified	Dec. 31, 2012 item	Jun. 30, 2008 AerCap Partners I [Member] item	Dec. 31, 2012 AerCap Partners I [Member]	Dec. 31, 2012 Aviation Leasing Company Limited [Member]	Dec. 31, 2012 AerDragon Aviation Partners Limited [Member]	Dec. 31, 2011 AerDragon Aviation Partners Limited [Member]	Dec. 31, 2010 AerDragon Aviation Partners Limited [Member]	Dec. 31, 2009 AerDragon Aviation Partners Limited [Member]	Dec. 31, 2012 China Aviation's Ownership Percentage In AerDragon [Member]	Dec. 31, 2012 Credit Agricole's Ownership Percentage In AerDragon [Member]	Dec. 31, 2012 Deucalion Aviation Funds' Ownership Interest In AerCap Partners I [Member]	Jun. 30, 2008 AerCap Holdings N.V. [Member] AerCap Partners I [Member]	Jun. 30, 2008 Deucalion Aviation Funds [Member] AerCap Partners I [Member]	Dec. 31, 2012 AerDragon [Member] item	Dec. 31, 2010 A330 Joint Venture [Member]
Variable Interest Entity [Line Items]
Ownership percentage			50.00%						50.00%	25.00%	50.00%			25.00%
Number of aircraft owned	212													17
Maximum loss exposure, equity investment, amount														$ 41.2
Maximum loss exposure, debt guaranteed, amount														18.5
Maximum loss exposure, amount														59.7
Number of aircraft acquired		19
Senior debt facility		425.7
Subordinated debt		125.6										62.8	62.8
Ownership percentage sold															50.00%
General Partners' Contributed Capital				$ 10	$ 140	$ 130	$ 120	$ 50

General (Genesis Transaction) (Narrative) (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended			0 Months Ended	12 Months Ended
	Dec. 31, 2010		Nov. 27, 2006	Mar. 25, 2010 Genesis [Member]	Dec. 31, 2012 Genesis [Member]	Dec. 31, 2010 Genesis [Member]	Sep. 17, 2009 Genesis [Member]
Business Acquisition [Line Items]
Date Genesis Transaction was completed					Mar 25, 2010
Amalgamation gain	$ 274	[1]				$ 274
Ratio of company shares for Genesis shares				1
AerCap's share price			$ 23	$ 10.83			$ 8.81
Genesis' share price							$ 8.45
Consideration paid	372,327	[2]		372,300
Fair value of net assets acquired	$ 403,350	[2]		$ 403,400

[1]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[2]	The Amalgamation gain, net of transaction expenses of $274, as presented in the consolidated income statement, consists of the Amalgamation gain of $31,023, as presented in the consolidated statement of cash flow and transaction expenses of $30,749 (Note 1).

General (Waha Transaction) (Narrative) (Details) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2012 item	Nov. 11, 2010 AerVenture [Member]	Dec. 31, 2010 AerVenture [Member]	Nov. 30, 2010 AerVenture [Member]	Nov. 11, 2010 Waha [Member]	Nov. 11, 2010 Waha's 10-Aircraft Portfolio [Member]	Nov. 11, 2010 Waha's 4-Aircraft Portfolio [Member]
Investment [Line Items]
Consideration paid, shares issued					29,800,000
Cash received for shares issued					$ 105
Ownership percentage		50.00%	50.00%
Equity investment, ownership percentage				50.00%		40.00%	50.00%
Number of aircraft	212

General (AeroTurbine Transaction) (Narrative) (Details) (USD $)	12 Months Ended							2 Months Ended	9 Months Ended	12 Months Ended
	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Oct. 07, 2011 AeroTurbine, Inc. [Member]	Oct. 07, 2011 AeroTurbine, Inc. [Member]	Dec. 31, 2010 AeroTurbine, Inc. [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Purchase price for all shares of AeroTurbine								$ 228,000,000
Loss on discontinued operations (AeroTurbine)	52,745,000		3,199,000	[1]	(2,731,000)	(1,447,000)	(13,164,000)	52,800,000	52,745,000	3,199,000
Fees and incentive payments incurred due to AeroTurbine transaction								22,500,000
Write-off of deferred tax asset								8,700,000
Loss on sale of business								21,600,000
Increase in cash position due to AeroTurbine sale	$ 119,917,000	[2]						$ 119,900,000

[1]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[2]	Reclassifications of $0.6 million and $0.7 million relating to capitalized interest on pre-delivery payments have been made from net cash provided from operating activities to net cash used in investing activities for the years ended December 31, 2010 and 2011, respectively, to reflect the current year presentation.

General (Changes In Ownership Interest In Subsidiaries) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended							0 Months Ended	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Nov. 11, 2010 AerVenture [Member]	Dec. 31, 2010 AerVenture [Member]	Dec. 31, 2010 A330 Joint Venture [Member]
Variable Interest Entity [Line Items]
Net income attributable to AerCap Holdings N.V.	$ 163,655	$ 172,224	$ 207,573	[1]	$ 165,166	$ 151,806	$ 188,453
Decrease in AerCap Holdings N.V. paid-in capital for the repurchase of 50% equity interest in AerVenture			(49,854)
Increase in AerCap Holdings N.V. paid-in capital for the sale of a 50% equity interest in a A330 joint venture			2,072
Net transfers (to) from non-controlling interest			(47,782)
Changes in AerCap Holdings N.V. equity from net income attributable to AerCap Holdings N.V. and transfers (to) from non-controlling interests	$ 163,655	$ 172,224	$ 159,791
Ownership percentage sold										50.00%
Ownership percentage								50.00%	50.00%

[1]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.

General (Condensed Consolidated Income Statements For Previous Periods) (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
General [Abstract]
Lease revenue	$ 997,147		$ 1,050,536		$ 902,320	[1]	$ 581,134	$ 541,455	$ 495,340
Net gain on sale of assets	(46,421)		9,284		36,204	[1]	40,243	77,107	103,455
Management fee revenue	17,311		19,059		12,975	[1]	12,964	11,749	14,343
Interest revenue	2,471		2,761		3,913	[1]	9,459	18,018	28,595
Other revenue	2,012		12,283		3,866	[1]	3,692	4,113	20,079
Total Revenues	972,520		1,093,923		959,278	[1]	647,492	652,442	661,812
Depreciation	357,347		361,210		307,706	[1]	194,161	154,130	129,294
Asset impairment	12,625		15,594		10,905	[1]	18,833	5,282
Interest on debt	286,019		292,486		233,985	[1]	86,193	208,914	227,765
Other expenses					67,829	[1]	68,067	59,843	33,941
Selling, general and administrative expenses	83,409	[2]	120,746	[2]	80,627	[1],[2]	76,628	85,630	79,598
Total Expenses	817,641		863,872		701,052	[1]	443,882	513,799	470,598
Income from continuing operations before income taxes and income of investments accounted for under the equity method	154,879		230,051		258,226	[1]	203,610	138,643	191,214
Provision for income taxes	(8,067)		(15,460)		(22,194)	[1]	(953)	833	(17,080)
Net income of investments accounted for under the equity method	11,630		10,904		3,713	[1]	983
Net Income from continuing operations	158,442		225,495		239,745	[1]	203,640	139,476	174,134
Income (loss) from discontinued operations (AeroTurbine, including loss on disposal), net of tax			(52,745)		(3,199)	[1]	2,731	1,447	13,164
Bargain purchase gain ("Amalgamation gain"), net of transaction expenses					274	[1]
Net Income	158,442		172,750	[3]	236,820	[1],[4]	206,371	140,923	187,298
Net loss (income) attributable to non-controlling interest, net of tax	5,213		(526)		(29,247)	[1]	(41,205)	10,883	1,155
Net income attributable to AerCap Holdings N.V.	$ 163,655		$ 172,224		$ 207,573	[1]	$ 165,166	$ 151,806	$ 188,453
Total earnings per share, basic and diluted	$ 1.24		$ 1.17		$ 1.81	[1]	$ 1.94	$ 1.79	$ 2.22
Earnings (loss) per share from discontinued operations, basic and diluted			$ (0.36)		$ (0.03)	[1]	$ 0.03	$ 0.02	$ 0.15
Earnings per share from continued operations attributable to AerCap Holdings N.V., basic and diluted	$ 1.24		$ 1.53		$ 1.84	[1]	$ 1.91	$ 1.77	$ 2.07
Weighted average shares outstanding, basic and diluted	131,492,057		146,587,752		114,952,639	[1]	85,036,957	85,036,957	85,036,957

[1]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[2]	Includes share based compensation of $2.9 million ($2.5 million, net of tax), $6.2 million ($5.4 million, net of tax) and $7.1 million ($6.3 million, net of tax) in the years ended December 31, 2010, 2011 and 2012 respectively.
[3]	Reclassifications of $0.6 million and $0.7 million relating to capitalized interest on pre-delivery payments have been made from net cash provided from operating activities to net cash used in investing activities for the years ended December 31, 2010 and 2011, respectively, to reflect the current year presentation.
[4]	The Amalgamation gain, net of transaction expenses of $274, as presented in the consolidated income statement, consists of the Amalgamation gain of $31,023, as presented in the consolidated statement of cash flow and transaction expenses of $30,749 (Note 1).

General (Summary Of Discontinued Operations, Results Of Operations) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended						2 Months Ended	9 Months Ended	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Oct. 07, 2011 AeroTurbine, Inc. [Member]	Oct. 07, 2011 AeroTurbine, Inc. [Member]	Dec. 31, 2010 AeroTurbine, Inc. [Member]
Income Statement, Balance Sheet and Additional Disclosures by Disposal Groups, Including Discontinued Operations [Line Items]
Total revenues								$ 98,798	$ 89,861
Loss from discontinued operations before taxes								(40,975)	(3,077)
Provision for income taxes								(11,770)	(122)
Income (loss) from discontinued operations (AeroTurbine, including loss on disposal), net of tax	$ (52,745)	$ (3,199)	[1]	$ 2,731	$ 1,447	$ 13,164	$ (52,800)	$ (52,745)	$ (3,199)

[1]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.

General (ALS Transaction) (Details) (USD $)	Dec. 31, 2012 item	Dec. 31, 2011	Nov. 14, 2012 Aircraft Lease Securitisation [Member]	Dec. 31, 2012 Aircraft Lease Securitisation [Member]	Dec. 31, 2012 Aircraft Lease Securitisation [Member]	Oct. 31, 2012 Aircraft Lease Securitisation [Member] item
Ownership of E Note Sold			100.00%
Coupon percentage on the purchase price					8.00%
Maximum percentage of portfolio cash flows pertains to contigent asset to be received					20.00%
Number of aircraft	212					50
Asset	$ 8,581,418,000	$ 9,107,632,000				$ 1,000,000,000
Debt	6,458,512,000	6,824,315,000				500,000,000
Loss on sale of ALS portfolio				(54,600,000)
Debt	5,803,499,000	6,111,165,000		97,100,000	97,100,000
Debt, effective rate				5.50%	5.50%
Notes receivable	$ 78,163,000	$ 5,200,000		$ 67,300,000	$ 67,300,000
Note receivables, effective interest rate				6.80%

Summary Of Significant Accounting Policies (Narrative) (Details) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Summary Of Significant Accounting Policies [Line Items]
Net Income from continuing operations	$ 158,442	$ 225,495	$ 239,745	[1]	$ 203,640	$ 139,476	$ 174,134
Earnings per share from continued operations, basic and diluted	$ 1.24	$ 1.53	$ 1.84	[1]	$ 1.91	$ 1.77	$ 2.07
Flight Equipment Held For Operating Leases [Member]
Summary Of Significant Accounting Policies [Line Items]
Estimated useful life of asset, years	25 years
Percentage of estimates for residual values of original manufacture cost	15.00%
Minimum [Member] | Other Assets [Member]
Summary Of Significant Accounting Policies [Line Items]
Percentage of depreciation	16.00%
Maximum [Member] | Other Assets [Member]
Summary Of Significant Accounting Policies [Line Items]
Percentage of depreciation	33.00%
Impact Of Change In Estimate [Member]
Summary Of Significant Accounting Policies [Line Items]
Net Income from continuing operations	$ (5,200)
Earnings per share from continued operations, basic and diluted	$ (0.04)

[1]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.

Restricted Cash (Components Of Restricted Cash) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Restricted Cash and Cash Equivalents Items [Line Items]
Restricted cash	$ 279,843	$ 237,325
Cash Securing Our Obligations Under ECA-Guaranteed Financings [Member]
Restricted Cash and Cash Equivalents Items [Line Items]
Restricted cash	41,895	38,365
Cash Securing Our Obligations Under ALS I Debt [Member]
Restricted Cash and Cash Equivalents Items [Line Items]
Restricted cash		39,331
Cash Securing Our Obligations Under ALS II Debt [Member]
Restricted Cash and Cash Equivalents Items [Line Items]
Restricted cash	15,712	14,941
Cash Securing Our Obligations Under UBS Revolving Credit Facility Debt [Member]
Restricted Cash and Cash Equivalents Items [Line Items]
Restricted cash	82,070	58,591
Cash Securing Our Obligations Under Genesis Funding Limited ("GFL") Securitization Debt [Member]
Restricted Cash and Cash Equivalents Items [Line Items]
Restricted cash	28,955	24,564
Cash Securing Our Obligations Under TUI Portfolio Acquisition Facility Debt [Member]
Restricted Cash and Cash Equivalents Items [Line Items]
Restricted cash	25,656	11,747
Cash Securing Our Obligations Under Other Debt [Member]
Restricted Cash and Cash Equivalents Items [Line Items]
Restricted cash	82,043	54,742
Cash Securing Our Obligations Under The LILO Head Leases (Note 15) And Cash Securing The Guarantee Of Lease Obligations/Indebtedness Of A LILO Sublessee (Note 13) [Member]
Restricted Cash and Cash Equivalents Items [Line Items]
Restricted cash	2,740
Cash Securing Our Obligations Under Derivative Instruments (Note 11) [Member]
Restricted Cash and Cash Equivalents Items [Line Items]
Restricted cash	(810)	(7,170)
Other [Member]
Restricted Cash and Cash Equivalents Items [Line Items]
Restricted cash	$ 1,582	$ 2,214

Trade Receivables, Net Of Provisions (Components Of Trade Receivables) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Trade Receivables, Net Of Provisions [Abstract]
Trade receivables	$ 6,636	$ 19,593
Allowance for doubtful accounts		(3,530)	(2,606)	(3,392)
Trade receivables, net	$ 6,636	$ 16,063

Trade Receivables, Net Of Provisions (Change In Allowance For Doubtful Trade Receivables) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Trade Receivables, Net Of Provisions [Abstract]
Provision at beginning of period	$ 3,530		$ 2,606		$ 3,392
Expense for doubtful accounts			3,335		39
Discontinued operations			(2,567)		1,128
Other	(3,530)	[1]	156	[1]	(1,953)	[1]
Provision at the end of period			$ 3,530		$ 2,606

[1]	Other includes direct write offs and cash accounting for certain trade receivables.

Flight Equipment Held For Operating Leases, Net (Narrative) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012 customer country item	Dec. 31, 2011	Dec. 31, 2010
Property, Plant and Equipment [Line Items]
Number of aircraft	212
Number of lessees	74
Number of countries	42
Prepayments on flight equipment (including related capitalized interest)	$ 78,149	$ 151,550	$ 468,933
Maximum years until lease agreements expire	14 years
Purchase-Leaseback [Member]
Property, Plant and Equipment [Line Items]
Number of aircraft	2
Purchase-Leaseback [Member] | B-737-800 [Member]
Property, Plant and Equipment [Line Items]
Number of aircraft	11
Assets Leased To Others [Member]
Property, Plant and Equipment [Line Items]
Number of aircraft	211
Number of engines	7
Airplanes Related To Expected Capital Expenditures [Member]
Property, Plant and Equipment [Line Items]
Number of aircraft	27
Airplanes Related To Expected Capital Expenditures [Member] | A330 Aircraft [Member]
Property, Plant and Equipment [Line Items]
Number of aircraft	5
Airplanes Related To Expected Capital Expenditures [Member] | A-320-200 [Member]
Property, Plant and Equipment [Line Items]
Number of aircraft	4
Airplanes Related To Expected Capital Expenditures [Member] | B-737-800 [Member]
Property, Plant and Equipment [Line Items]
Number of aircraft	18

Flight Equipment Held For Operating Leases, Net (Movements In Flight Equipment Held For Operating Leases) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Flight Equipment Held For Operating Leases, Net [Abstract]
Net book value at beginning of period	$ 7,895,874	$ 8,061,260	$ 5,230,437
Fair value of flight equipment acquired in acquisitions			1,337,412
Additions	1,116,808	882,625	2,531,719
Depreciation	(355,697)	(383,148)	(329,639)
Impairment (Note 22)	(12,625)	(23,323)	(11,764)
Disposals	(1,376,461)	(333,140)	(646,841)
Transfers to direct finance leases/flight equipment held for sale	(6,000)	(11,430)	(50,064)
Sale of AeroTurbine		(296,970)
Net book value at end of period	7,261,899	7,895,874	8,061,260
Accumulated depreciation/impairment at December 31, 2010, 2011 and 2012	$ (992,528)	$ (1,060,416)	$ (856,894)

Flight Equipment Held For Operating Leases, Net (Contractual Commitments For Prepayment And Purchase Of Flight Equipment) (Details) (Flight Equipment Held For Operating Leases [Member], USD $)
In Thousands, unless otherwise specified	Dec. 31, 2012
Recorded Unconditional Purchase Obligation [Line Items]
2013	$ 721,214
2014	295,127
2015	309,180
Capital Expenditures [Member]
Recorded Unconditional Purchase Obligation [Line Items]
2013	623,554
2014	164,957
2015	283,146
Pre-Delivery Payments [Member]
Recorded Unconditional Purchase Obligation [Line Items]
2013	97,660
2014	130,170
2015	$ 26,034

Flight Equipment Held For Operating Leases, Net (Contracted Minimum Future Lease Payments Receivable) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Flight Equipment Held For Operating Leases, Net [Abstract]
2013	$ 874,225
2014	799,008
2015	713,677
2016	611,012
2017	471,542
Thereafter	1,550,234
Contracted minimum future lease receivables	$ 5,019,698

Notes Receivable (Components Of Notes Receivable) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Secured Notes Receivable [Member]	Dec. 31, 2011 Secured Notes Receivable [Member]	Dec. 31, 2011 Notes Receivable From Lessee Restructurings [Member]	Dec. 31, 2012 Structured Note Receivable [Member]
Accounts, Notes, Loans and Financing Receivable [Line Items]
Notes receivable	$ 78,163	$ 5,200	$ 10,135	$ 4,794	$ 406	$ 68,028	[1]
Effective interest rate						6.80%

[1]	We obtained the ALS Note Receivable, with an effective interest of 6.8% per year. The receivable will accrue over time and payments on this note will start when the ALS Coupon Liability ends. For further details refer to the ALS Transaction as described in Note 1.

Notes Receivable (Minimum Future Receipts Under Notes Receivable) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Notes Receivable [Abstract]
2013	$ 3,366
2014	2,612
2015	3,380
2016	5,381
2017	26,205
Thereafter	37,219
Minimum future notes receivable	$ 78,163

Prepayments On Flight Equipment (Narrative) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended			1 Months Ended	12 Months Ended		1 Months Ended		12 Months Ended			12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2005 Airbus [Member] item	Dec. 31, 2012 Airbus [Member] item	Dec. 31, 2009 Airbus [Member] item	May 31, 2007 Airbus [Member] A330 Aircraft [Member] item	Dec. 31, 2006 Airbus [Member] A330 Aircraft [Member] item	Dec. 31, 2012 Airbus [Member] A330 Aircraft [Member] item	Dec. 31, 2009 Airbus [Member] A330 Aircraft [Member] item	Dec. 31, 2012 Airbus [Member] A-320-200 [Member] item	Dec. 31, 2010 Boeing [Member] B-737-800 [Member] item
Property, Plant and Equipment [Line Items]
Number of aircraft ordered				70				20				15
Number of aircraft ordered subject to reconfirmation rights				8
Number of additional aircraft ordered						4	10			2
Number of aircraft delivered					50				32
Number of aircraft sold					12				11
Number of aircraft remaining to be delivered											4	10
Number of purchase rights												5
Interest capitalized during the period	$ 2,616	$ 4,439	$ 7,978

Prepayments On Flight Equipment (Summary Of Movements In Prepayments On Flight Equipment) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Prepayments On Flight Equipment [Abstract]
Net book value at beginning of period	$ 95,619	$ 199,417	$ 527,666
Prepayments made	33,508	43,313	132,706
Interest capitalized during the period	2,616	4,439	7,978
Prepayments and capitalized interest applied against the purchase of flight equipment	(78,149)	(151,550)	(468,933)
Net book value at end of period	$ 53,594	$ 95,619	$ 199,417

Investments (Components Of Investments) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Schedule of Equity Method Investments [Line Items]
Equity investment in unconsolidated joint venture	$ 93,862	$ 84,079
AerDragon [Member]
Schedule of Equity Method Investments [Line Items]
Equity investment in unconsolidated joint venture	41,161	36,473
Equity investment, ownership percentage	25.00%	25.00%
AerLift [Member]
Schedule of Equity Method Investments [Line Items]
Equity investment in unconsolidated joint venture	51,721	46,456
Equity investment, ownership percentage	40.00%	40.00%
AerData [Member]
Schedule of Equity Method Investments [Line Items]
Equity investment in unconsolidated joint venture	$ 980	$ 1,150
Equity investment, ownership percentage	43.00%	43.00%

Intangible Assets (Narrative) (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Intangible Assets [Abstract]
Weighted average amortization period for the amortizable intangible assets	2 years 5 months	3 years 1 month

Intangible Assets (Schedule Of Amortizable Intangible Assets) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Intangible Assets [Abstract]
Gross	$ 54,945	$ 67,882
Accumulated amortization	(36,845)	(38,204)
Net	$ 18,100	$ 29,677	$ 58,637

Intangible Assets (Schedule Of Changes To Amortizable Intangible Assets) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Intangible Assets [Abstract]
Net carrying value at beginning of period	$ 29,677	$ 58,637
Discontinued operations		(12,412)
Amortization	(11,577)	(15,375)
Impairment (Note 22)		(1,173)	(2,673)
Net carrying value at end of period	$ 18,100	$ 29,677	$ 58,637

Intangible Assets (Schedule Of Future Amortization Of The Intangible Assets) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Intangible Assets [Abstract]
2013	$ 8,431
2014	6,137
2015	3,108
2016	424
2017
Thereafter
Finite-lived intangible assets	$ 18,100	$ 29,677	$ 58,637

Inventory (Schedule Of Inventory) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011
Inventory [Abstract]
Inventory carrying value	$ 13,953

Derivative Assets And Liabilities (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012 contract	Dec. 31, 2011 contract
Derivative [Line Items]
Derivatives, notional amount	$ 2,400,000,000
Fair value of derivatives	4,700,000
Derivative Asset, Fair Value, Net	10,000,000
Derivative Liability, Fair Value, Net	14,700,000
Number of interest rate swaps held	6	4
Notional amount of interest rate swap derivatives	700,000,000	500,000,000
Interest rate swaps, fair value	$ (11,300,000)	$ 9,800,000
Maximum length of time hedged in cash flow hedge	12 years
Genesis [Member]
Derivative [Line Items]
Number of interest rate swaps held	2

Derivative Assets And Liabilities (Schedule Of Change In Fair Value Of Interest Rate Derivatives) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Derivative Assets And Liabilities [Abstract]
Change in fair value of interest rate caps and floors	$ 14,388	$ 59,312	$ 27,720
Change in fair value of interest rate swaps acquired in Genesis Transaction	(3,713)	(39,536)	(22,947)
Interest rate derivatives	$ 10,675	$ 19,776	$ 4,773

Other Assets (Narrative) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011		Dec. 31, 2010
Other Assets [Abstract]
Amortization of debt issuance costs	$ 50,989	$ 33,001	[1]	$ 26,410	[2]
Debt issuance cost amortization period, start range	2013
Debt issuance cost amortization period, end range	2024

[1]	Reclassifications of $0.6 million and $0.7 million relating to capitalized interest on pre-delivery payments have been made from net cash provided from operating activities to net cash used in investing activities for the years ended December 31, 2010 and 2011, respectively, to reflect the current year presentation.
[2]	The Amalgamation gain, net of transaction expenses of $274, as presented in the consolidated income statement, consists of the Amalgamation gain of $31,023, as presented in the consolidated statement of cash flow and transaction expenses of $30,749 (Note 1).

Other Assets (Schedule Of Other Assets) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Other Assets [Abstract]
Debt issuance costs	$ 133,352	$ 148,675
Other tangible fixed assets	2,482	3,802
Receivables from aircraft manufacturer	8,203	12,990
Prepaid expenses	4,690	4,601
Other receivables	9,124	11,291
Other assets	$ 157,851	$ 181,359

Accrued Expenses And Other Liabilities (Narrative) (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Accrued Expenses And Other Liabilities [Abstract]
Weighted average amortization period for lease deficiency	0 months	109 months

Accrued Expenses And Other Liabilities (Schedule Of Accrued Expenses And Other Liabilities) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Accrued Expenses And Other Liabilities [Abstract]
Accrued expenses	$ 32,267	$ 29,682
Accrued interest	44,257	26,702
Lease deficiency	15,427	18,074
Accrued expenses and other liabilities	$ 91,951	$ 74,458

Debt (Schedule Of Debt) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011
Debt Instrument [Line Items]
Long-term Debt	$ 5,803,499		$ 6,111,165	[1]
ECA-Guaranteed Financings [Member]
Debt Instrument [Line Items]
Long-term Debt	1,675,387		1,662,810	[1]
Debt, weighted average interest rate	2.47%
Debt, Maturity	2024
ALS I [Member]
Debt Instrument [Line Items]
Long-term Debt			640,332	[1]
ALS II [Member]
Debt Instrument [Line Items]
Long-term Debt	572,270		693,180	[1]
Debt, weighted average interest rate	2.06%
Debt, Maturity	2038
AerFunding Revolving Credit Facility [Member]
Debt Instrument [Line Items]
Long-term Debt	538,024		461,421	[1]
Debt, weighted average interest rate	3.11%
Debt, Maturity	2016
Genesis Securitization [Member]
Debt Instrument [Line Items]
Long-term Debt	549,288		624,973	[1]
Debt, weighted average interest rate	0.45%
Debt, Maturity	2032
TUI Portfolio Acquisition Facility [Member]
Debt Instrument [Line Items]
Long-term Debt	188,393		262,302	[1]
Debt, weighted average interest rate	1.79%
Debt, Maturity	2015
Skyfunding I And II Facilities [Member]
Debt Instrument [Line Items]
Long-term Debt	507,475		133,669	[1]
Debt, weighted average interest rate	3.83%
Debt, Maturity	2022
Senior Unsecured Notes Due 2017 [Member]
Debt Instrument [Line Items]
Long-term Debt	300,000
Debt, weighted average interest rate	6.38%
Debt, Maturity	2017
Subordinated Debt Joint Ventures Partners [Member]
Debt Instrument [Line Items]
Long-term Debt	64,280	[2]	64,280	[1],[2]
Debt, weighted average interest rate	19.35%	[2]
Debt, Maturity	2022	[2]
Other Debt Instruments [Member]
Debt Instrument [Line Items]
Long-term Debt	$ 1,408,382		$ 1,568,198	[1]
Debt, weighted average interest rate	3.71%
Debt, Maturity	2023

[1]	As of December 31, 2012, we remain in compliance with the respective financial covenants across the Company’s various debt obligations.
[2]	Subordinated debt issued to two of our joint venture partners in 2008 and 2010.

Debt (Schedule Of Maturities Of Debt And Capital Lease Obligations) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Debt [Abstract]
2013	$ 721,140
2014	698,839
2015	911,682
2016	1,014,043
2017	813,565
Thereafter	1,644,230
Total maturities of debt and capital lease obligations	$ 5,803,499	$ 6,111,165

Debt (ECA-Guaranteed Financings) (Details) (ECA-Guaranteed Financings [Member], USD $)	12 Months Ended
Dec. 31, 2012 item
Debt Instrument [Line Items]
Credit facility, maximum borrowing capacity	$ 1,200,000,000
Credit facility, amount outstanding	381,100,000
Credit facility, term	12 years
Number of aircraft financed	18
Debt Instrument, Collateral Amount	2,200,000,000
Debt Instrument, Aircraft Collateral Number	46
2003 A320 Credit Facility [Member]
Debt Instrument [Line Items]
Floating rate tranches	381,085,000
Purchase accounting fair value adjustments	(1,395,000)
Credit facility fair value	379,690,000
Spread over reference rate	0.32%
2008 ECA A330 And A320 Credit Facility [Member]
Debt Instrument [Line Items]
Credit facility, maximum borrowing capacity	1,600,000,000
Credit facility, amount outstanding	722,500,000
Floating rate tranches	63,910,000
Fixed rate tranches	658,596,000
Stated interest rate	3.20%
Spread over reference rate	1.47%
2009 ECA A320 Credit Facility [Member]
Debt Instrument [Line Items]
Credit facility, maximum borrowing capacity	846,000,000
Floating rate tranches	58,531,000
Fixed rate tranches	89,466,000
Stated interest rate	4.23%
Spread over reference rate	1.11%
ECA A330 Capital Market Facilities [Member]
Debt Instrument [Line Items]
Credit facility, amount outstanding	185,200,000
Fixed rate tranches	185,176,000
Stated interest rate	3.60%
2012 ECA Credit Facility [Member]
Debt Instrument [Line Items]
Credit facility, amount outstanding	240,000,000
Fixed rate tranches	240,017,000
Stated interest rate	2.29%
A-320-200 [Member] | 2008 ECA A330 And A320 Credit Facility [Member]
Debt Instrument [Line Items]
Number of aircraft delivered from manufacturer	10
A-320-200 [Member] | 2009 ECA A320 Credit Facility [Member]
Debt Instrument [Line Items]
Number of aircraft financed	20
Number of aircraft delivered from manufacturer	5
A330 Aircraft [Member] | 2008 ECA A330 And A320 Credit Facility [Member]
Debt Instrument [Line Items]
Number of aircraft delivered from manufacturer	7
Airbus A330 And A320 Family Aircraft [Member]
Debt Instrument [Line Items]
Credit facility, amount outstanding	1,295,696,000
Before First Amendment [Member]
Debt Instrument [Line Items]
Credit facility, maximum borrowing capacity	840,000,000
Before First Amendment [Member] | 2008 ECA A330 And A320 Credit Facility [Member]
Debt Instrument [Line Items]
Credit facility, maximum borrowing capacity	$ 1,400,000,000

Debt (ALS I And II Debt) (Details) (USD $)	12 Months Ended
Dec. 31, 2012 item
ALS II [Member]
Debt Instrument [Line Items]
Number of aircraft financed	30
Number of aircraft delivered from manufacturer	30
Floating rate tranches	$ 572,269,000
Spread over reference rate	1.85%
Debt Instrument, Collateral Amount	1,000,000,000
Debt Instrument, Aircraft Collateral Number	30
ALS II [Member] | Credit Agricole [Member]
Debt Instrument [Line Items]
Credit facility, maximum borrowing capacity	55,000,000
Class A1 Notes [Member]
Debt Instrument [Line Items]
Floating rate tranches	550,912,000
Class A2 Notes [Member]
Debt Instrument [Line Items]
Floating rate tranches	$ 21,357,000

Debt (AerFunding Revolving Credit Facility) (Details) (USD $)	12 Months Ended		12 Months Ended											12 Months Ended
	Dec. 31, 2012 AerFunding Revolving Credit Facility [Member] item	Dec. 31, 2009 AerFunding Revolving Credit Facility [Member]	Dec. 31, 2012 AerCap Ireland [Member] AerFunding Revolving Credit Facility [Member]	Dec. 31, 2010 Class A [Member] AerFunding Revolving Credit Facility [Member]	Dec. 31, 2010 Class B [Member] AerFunding Revolving Credit Facility [Member]	Dec. 31, 2011 Before Second Amendment [Member] AerFunding Revolving Credit Facility [Member]	Dec. 31, 2010 Before Second Amendment [Member] Class A [Member] AerFunding Revolving Credit Facility [Member]	Dec. 31, 2010 Before Second Amendment [Member] Class B [Member] AerFunding Revolving Credit Facility [Member]	Dec. 31, 2012 During the Borrowing Period [Member]		Dec. 31, 2012 From 2013-06-10 to 2014-06-09 [Member]	Dec. 31, 2012 From 2014-06-10 to 2015-06-09 [Member]	Dec. 31, 2012 From 2015-06-10 to 2016-06-09 [Member]	Dec. 31, 2012 Minimum [Member] AerFunding Revolving Credit Facility [Member]	Dec. 31, 2012 Maximum [Member] AerFunding Revolving Credit Facility [Member]
Debt Instrument [Line Items]
Ownership interest	95.00%		5.00%
Credit facility, maximum borrowing capacity	$ 800,000,000	$ 1,000,000,000		$ 705,500,000	$ 144,500,000	$ 775,000,000	$ 830,000,000	$ 170,000,000
Credit facility, amount outstanding	538,000,000
Number of aircraft financed	21
Debt Instrument, Collateral Amount	$ 700,000,000
Aircraft purchases, maximum percentage financed														73.00%	78.00%
Unused loan commitment fee, percentage														0.50%	0.75%
Stated interest rate									2.90%	[1]	3.90%	4.40%	4.90%
Required cash reserve as a percentage of outstanding borrowings	6.00%

[1]	The borrowing period is until June 9, 2013, after which the loan converts to a term loan.

Debt (Genesis Securitization Debt) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012 item	Dec. 31, 2011
Debt Instrument [Line Items]
Long-term Debt	$ 5,803,499,000	$ 6,111,165,000	[1]
Genesis Securitization [Member]
Debt Instrument [Line Items]
Number of aircraft financed	41
Long-term Debt	549,288,000	624,973,000	[1]
Spread over reference rate	0.24%
Reference rate	One-month LIBOR
Debt Instrument, Collateral Amount	800,000,000
Debt Instrument, Aircraft Collateral Number	38
Servicing rights acquired		24,500,000
Genesis Securitization [Member] | Credit Agricole [Member]
Debt Instrument [Line Items]
Credit facility, maximum borrowing capacity	$ 60,000,000

[1]	As of December 31, 2012, we remain in compliance with the respective financial covenants across the Company’s various debt obligations.

Debt (TUI Portfolio Acquisition Facility) (Details) (USD $)	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012 item	Dec. 31, 2011
Debt Instrument [Line Items]
Long-term Debt		$ 5,803,499,000	$ 6,111,165,000	[1]
AerCap Partners I [Member]
Debt Instrument [Line Items]
Ownership interest		50.00%
TUI Portfolio Acquisition Facility [Member]
Debt Instrument [Line Items]
Required Loan to collateral value ratio		43.00%
Number of aircraft financed		19
Credit facility, maximum borrowing capacity		448,600,000
Long-term Debt		188,393,000	262,302,000	[1]
Spread over reference rate		1.58%
Reference rate	One-month LIBOR
Prepayment fee percentage		1.00%
Threshold for prepayment fee		15,000,000
Debt Instrument, Collateral Amount		$ 300,000,000
TUI Portfolio Acquisition Facility [Member] | Scenario, Forecast [Member]
Debt Instrument [Line Items]
Spread over reference rate		1.75%
B-737-800 [Member] | TUI Portfolio Acquisition Facility [Member]
Debt Instrument [Line Items]
Debt Instrument, Aircraft Collateral Number		11
B-757-200 [Member] | TUI Portfolio Acquisition Facility [Member]
Debt Instrument [Line Items]
Number of aircraft sold		6
B-767-300ER [Member] | TUI Portfolio Acquisition Facility [Member]
Debt Instrument [Line Items]
Debt Instrument, Aircraft Collateral Number		2

[1]	As of December 31, 2012, we remain in compliance with the respective financial covenants across the Company’s various debt obligations.

Debt (SkyFunding I And SkyFunding II Facilities) (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011		Dec. 31, 2012 Skyfunding I And II Facilities [Member] item	Dec. 31, 2011 Skyfunding I And II Facilities [Member]		Dec. 31, 2012 SkyFunding One [Member]	Dec. 31, 2011 SkyFunding One [Member] item	Dec. 31, 2012 SkyFunding Two [Member] item	Sep. 30, 2012 SkyFunding Two [Member]	Dec. 31, 2012 Minimum [Member] Skyfunding I And II Facilities [Member]	Dec. 31, 2012 Maximum [Member] Skyfunding I And II Facilities [Member]
Debt Instrument [Line Items]
Credit facility, maximum borrowing capacity							$ 402,000,000		$ 192,000,000	$ 128,000,000
Credit facility, amount outstanding								380,300,000	127,200,000
Credit facility, term				10 years
Number of aircraft financed				18					12
Number of aircraft delivered from manufacturer								12	4
Floating rate tranches							190,790,000		63,789,000
Fixed rate tranches							189,498,000		63,398,000
Long-term Debt	5,803,499,000	6,111,165,000	[1]	507,475,000	133,669,000	[1]
Prepayment fee percentage				1.50%							1.00%	2.00%
Stated interest rate							4.43%		4.42%
Spread over reference rate							2.85%		3.15%
Reference rate							Three-month LIBOR		Three-month LIBOR
Debt Instrument, Collateral Amount				600,000,000
Debt Instrument, Aircraft Collateral Number				16
Remaining borrowing capacity									$ 64,000,000

[1]	As of December 31, 2012, we remain in compliance with the respective financial covenants across the Company’s various debt obligations.

Debt (Senior Unsecured Notes Due 2017) (Details) (Senior Unsecured Notes Due 2017 [Member], USD $)	12 Months Ended
Dec. 31, 2012
Debt Instrument [Line Items]
Face Amount	$ 300,000,000
Stated interest rate	6.38%
Amount allowed to be repurchased as a percentage of outstanding principal	100.00%
Repurchase discount rate	0.50%
AerCap Aviation Solutions B.V [Member]
Debt Instrument [Line Items]
Ownership interest	100.00%

Debt (Subordinated Debt Joint Venture Partners) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Debt Instrument [Line Items]
Long-term Debt	$ 5,803,499	$ 6,111,165	[1]
Interest rate paid on unpaid interest	19.50%
Subordinated Debt Joint Ventures Partners [Member]
Debt Instrument [Line Items]
Long-term Debt	$ 64,280 [2]	$ 64,280	[1],[2]
Minimum [Member] | Subordinated Debt Joint Ventures Partners [Member]
Debt Instrument [Line Items]
Stated interest rate	15.00%
Maximum [Member] | Subordinated Debt Joint Ventures Partners [Member]
Debt Instrument [Line Items]
Stated interest rate	20.00%

[1]	As of December 31, 2012, we remain in compliance with the respective financial covenants across the Company’s various debt obligations.
[2]	Subordinated debt issued to two of our joint venture partners in 2008 and 2010.

Debt (Other Debt) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012 item	Dec. 31, 2011 item
Debt Instrument [Line Items]
Long-term Debt	$ 5,803,499,000	$ 6,111,165,000	[1]
Other Debt Instruments [Member]
Debt Instrument [Line Items]
Long-term Debt	1,408,382,000	1,568,198,000	[1]
Debt, maturity	2023
Number of engines	7
Debt Instrument, Collateral Amount	1,700,000,000
Debt Instrument, Aircraft Collateral Number		50
Other Debt Instruments [Member] | Minimum [Member]
Debt Instrument [Line Items]
Debt, floating interest rate	0.24%
Debt, fixed interest rate	2.82%
Other Debt Instruments [Member] | Maximum [Member]
Debt Instrument [Line Items]
Debt, floating interest rate	5.00%
Debt, fixed interest rate	10.00%
Pre-Delivery Payment Facilities [Member] | Other Debt Instruments [Member]
Debt Instrument [Line Items]
Long-term Debt	27,616,000	47,436,000
Secured Aircraft Portfolio Transactions [Member] | Other Debt Instruments [Member]
Debt Instrument [Line Items]
Long-term Debt	201,156,000	232,614,000
Secured Aircraft Financings [Member] | Other Debt Instruments [Member]
Debt Instrument [Line Items]
Long-term Debt	909,046,000	1,000,302,000
Facilities For General Corporate Purposes [Member] | Other Debt Instruments [Member]
Debt Instrument [Line Items]
Long-term Debt		170,000,000
Aircraft Lease Securitization Coupon Liability [Member] | Other Debt Instruments [Member]
Debt Instrument [Line Items]
Long-term Debt	96,070,000
Debt, fixed interest rate	5.50%
Subordinated Debt Facilities [Member] | Other Debt Instruments [Member]
Debt Instrument [Line Items]
Long-term Debt	72,000,000
Japanese Operating Lease [Member] | Other Debt Instruments [Member]
Debt Instrument [Line Items]
Long-term Debt	68,967,000	75,011,000
Other Financings [Member] | Other Debt Instruments [Member]
Debt Instrument [Line Items]
Long-term Debt	$ 33,527,000	$ 42,835,000

[1]	As of December 31, 2012, we remain in compliance with the respective financial covenants across the Company’s various debt obligations.

Accrual For Onerous Contracts (Narrative) (Details)	12 Months Ended
Dec. 31, 2012 customer item
Number of leased aircraft	3
Number of lessees	74
Lease maturity for operating leases	2013
Lease-In, Lease-Out Transaction [Member]
Number of lessees	1

Income Taxes (Narrative) (Details)	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
The Netherlands [Member]
Income Tax Disclosure [Line Items]
Corporate income tax rate	25.00%	[1]	25.00%	[1]	25.00%	[1]
Ireland [Member]
Income Tax Disclosure [Line Items]
Corporate income tax rate	12.50%	[1]	12.50%	[1]	12.50%	[1]
United States Of America [Member]
Income Tax Disclosure [Line Items]
Corporate income tax rate	36.20%	[1]	37.60%	[1]	37.60%	[1]

[1]	The local statutory income tax expense for our significant tax jurisdictions (The Netherlands, Ireland and Isle of Man) does not differ from the actual income tax expense.

Income Taxes (Summary Of Income Tax Expense (Benefit) By Tax Jurisdiction) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Income Tax Disclosure [Line Items]
Deferred tax expense (benefit)	$ 6,870	$ 15,940	$ 22,285
Current tax expense (benefit)	1,197	(480)	(91)
Income tax expense (benefit)	8,067	15,460	22,194	[1]	953	(833)	17,080
The Netherlands [Member]
Income Tax Disclosure [Line Items]
Deferred tax expense (benefit)	1,952	4,322	6,085
Current tax expense (benefit)	1,197	1,250	673
Ireland [Member]
Income Tax Disclosure [Line Items]
Deferred tax expense (benefit)	3,685	6,668	18,446
United States Of America [Member]
Income Tax Disclosure [Line Items]
Deferred tax expense (benefit)	2,022	4,317	(2,252)
Current tax expense (benefit)		(1,730)	(764)
Sweden [Member]
Income Tax Disclosure [Line Items]
Deferred tax expense (benefit)	$ (789)	$ 633	$ 6

[1]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.

Income Taxes (Reconciliation Of Statutory Income Tax Expense/(Benefit)) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Income Taxes [Abstract]
Income tax expense at statutory income tax rate	$ 38,719		$ 57,513		$ 65,848
Valuation allowance			9,661		27,400
Tax on global activities	27,952	[1]	(43,625)	[1]	(50,600)	[1]
Income arising from non-taxable items (permanent differences)	(58,604)	[2]	(8,089)	[2]	(20,454)	[2]
Differences between statutory and actual income tax expense	(30,652)		(42,053)		(43,654)
Income tax expense (benefit)	$ 8,067		$ 15,460		$ 22,194	[3]	$ 953	$ (833)	$ 17,080

[1]	The following tables summarizes our global tax activities into each specific tax jurisdiction for each of the years presented:
[2]	Relates to non-taxable income arising from aircraft with a higher tax basis in general. The 2012 non- taxable income also included an imputed gain for tax purposes that offsets all remaining taxable losses for the period 2006 through 2012 in The Netherlands. This offset of the taxable losses was already foreseen in the Dutch tax filing position and included in the valuation allowance of previous years. The imputed gain results from a revaluation of the tax asset base as well as the retrospective revisions of certain intercompany obligations between the Netherlands and Isle of Man jurisdictions.
[3]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.

Income Taxes (Schedule Of Global Tax Activities) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Income Tax Disclosure [Line Items]
Pre-tax income (loss)	$ (79,535)		$ 197,696		$ 181,576
Tax variance as a result of global activities	27,952	[1]	(43,625)	[1]	(50,600)	[1]
Income arising from non taxable items	234,414	[2]	32,355		76,650
Income from continuing operations before income tax	154,879		230,051		258,226	[3]	203,610	138,643	191,214
The Netherlands [Member]
Income Tax Disclosure [Line Items]
Pre-tax income (loss)	12,596		(33,149)		(82,943)
Local statutory tax rate	25.00%	[4]	25.00%	[4]	25.00%	[4]
Variance to Dutch statutory tax rate of 25.5%					0.00%
Variance to Dutch statutory tax rate of 25.0%	0.00%		0.00%
Ireland [Member]
Income Tax Disclosure [Line Items]
Pre-tax income (loss)	29,486		91,973		147,291
Local statutory tax rate	12.50%	[4]	12.50%	[4]	12.50%	[4]
Variance to Dutch statutory tax rate of 25.5%					(12.50%)
Variance to Dutch statutory tax rate of 25.0%	(12.50%)		(12.50%)
Tax variance as a result of global activities	(3,686)	[1]	(11,497)	[1]	(18,411)	[1]
United States Of America [Member]
Income Tax Disclosure [Line Items]
Pre-tax income (loss)	5,586		5,204		(7,676)
Local statutory tax rate	36.20%	[4]	37.60%	[4]	37.60%	[4]
Variance to Dutch statutory tax rate of 25.5%					12.60%
Variance to Dutch statutory tax rate of 25.0%	11.20%		12.60%
Tax variance as a result of global activities	626	[1]	656	[1]	(967)	[1]
Sweden [Member]
Income Tax Disclosure [Line Items]
Pre-tax income (loss)	(4,220)		3,384		26
Local statutory tax rate	18.70%	[4]	18.70%	[4]	18.70%	[4]
Variance to Dutch statutory tax rate of 25.5%					(6.30%)
Variance to Dutch statutory tax rate of 25.0%	(6.30%)		(6.30%)
Tax variance as a result of global activities	266	[1]	(213)	[1]	(2)	[1]
Isle Of Man [Member]
Income Tax Disclosure [Line Items]
Pre-tax income (loss)	(122,983)		130,284		124,878
Local statutory tax rate	0.00%	[4]	0.00%	[4]	0.00%	[4]
Variance to Dutch statutory tax rate of 25.5%					(25.00%)
Variance to Dutch statutory tax rate of 25.0%	(25.00%)		(25.00%)
Tax variance as a result of global activities	$ 30,746	[1]	$ (32,571)	[1]	$ (31,220)	[1]

[1]	The tax variance as a result of global activities is mainly caused by our operations in countries with a lower statutory tax rate than the statutory tax rate in The Netherlands.
[2]	The 2012 non- taxable income included an imputed gain for tax purposes that offsets all remaining taxable losses for the period 2006 through 2012 in The Netherlands. This offset of the taxable losses was already foreseen in the Dutch filing position and included in the valuation allowance of previous years. The imputed gain results from a revaluation of the tax asset base as well as the retrospective revisions of certain intercompany obligations between the Netherlands and Isle of Man jurisdictions.
[3]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.
[4]	The local statutory income tax expense for our significant tax jurisdictions (The Netherlands, Ireland and Isle of Man) does not differ from the actual income tax expense.

Income Taxes (Deferred Tax Assets And Liabilities) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2012 The Netherlands [Member]	Dec. 31, 2011 The Netherlands [Member]	Dec. 31, 2012 Ireland [Member]	Dec. 31, 2011 Ireland [Member]	Dec. 31, 2012 United States Of America [Member]	Dec. 31, 2011 United States Of America [Member]	Dec. 31, 2012 Sweden [Member]	Dec. 31, 2011 Sweden [Member]
Income Tax Disclosure [Line Items]
Depreciation/Impairment				$ (29,635)	$ (15,251)	$ 227,199			$ (1,599)
Depreciation/Impairment							146,675
Debt						13,807	16,516
Intangibles						1,564	2,452
Loss-making contracts									1,828
Interest expense								(7,401)	(8,174)
Accrued maintenance liability						(5,265)	(3,859)		(1,731)
Obligations under capital leases and debt obligations						(8,493)	(6,064)
Investments						(2,500)	(2,500)
Losses and credits forward					(73,861)	(254,477)	(186,477)	(6,894)	(6,058)	(8,050)	(7,316)
Other							1,157
Other				(2,492)	(2,222)	3,945		(1,034)	814		55
Valuation allowance on tax assets	54,357	44,696	17,296		54,357
Net deferred tax (asset) liability				$ (32,127)	$ (36,977)	$ (24,220)	$ (32,100)	$ (15,329)	$ (14,920)	$ (8,050)	$ (7,261)

Income Taxes (Summary Of Valuation Allowance) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Income Taxes [Abstract]
Valuation allowance at beginning of period	$ 54,357	$ 44,696	$ 17,296
Increase of allowance to income tax provision	(54,357)	9,661	27,400
Valuation allowance at end of period		$ 54,357	$ 44,696

Share Capital (Narrative) (Details) In Thousands, except Share data, unless otherwise specified	0 Months Ended				1 Months Ended	12 Months Ended					1 Months Ended			0 Months Ended		0 Months Ended
	Nov. 02, 2011 USD ($)	Aug. 06, 2007	Nov. 27, 2006 USD ($)	Nov. 10, 2006 EUR (€)	Nov. 30, 2006	Dec. 31, 2012 USD ($)	Dec. 31, 2011 USD ($)	Dec. 31, 2012 EUR (€)	Dec. 31, 2011 EUR (€)	Nov. 09, 2006 EUR (€)	Nov. 30, 2006 AerCap Holdings C.V. [Member] USD ($)	Nov. 30, 2006 Limited Partners [Member] AerCap Holdings C.V. [Member] item	Nov. 30, 2006 General Partner [Member] AerCap Holdings C.V. [Member] item	Mar. 25, 2010 Genesis [Member] USD ($)	Sep. 17, 2009 Genesis [Member] USD ($)	Nov. 11, 2010 Waha Capital PJSC [Member]
Share Capital [Line Items]
Partnership capital											$ 370,000
Number of partners												4	1
Shares outstanding				78,236,957	45,000			113,363,535	113,363,535
Share split, effective date						November 10, 2006
Share split, conversion ratio				1,738.6
Ordinary share capital, shares issued				78,236,957	26,100,000			113,363,535	113,363,535
Ordinary share, par value				€ 0.01				€ 0.01	€ 0.01	€ 1
Public offering		20,000,000			6,800,000
AerCap's share price			$ 23											$ 10.83	$ 8.81
Proceeds from initial public offering			143,017
Repayment of senior and subordinated debt			168,600
Write off debt issuance costs			3,300
Prepayment penalties paid			1,686
Shares issued for acquisition											1			34,348,858		29,846,611
Treasury stock acquired, shares	26,535,939						9,402,663
Consideration for repurchase of ordinary shares						$ 320,000	$ 100,000
Average share price of shares repurchased	$ 12.06						$ 10.64
Shares authorized								250,000,000	250,000,000

Share Capital (Changes In Accumulated Other Comprehensive Income) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012		Dec. 31, 2011		Dec. 31, 2010
Share Capital [Abstract]
Beginning balance, Fair value of derivatives	$ (8,513)
Current period other comprehensive income, Net change in fair value of derivatives	(1,360)	[1]	(13,518)	[1]	5,005	[1]
Ending balance, Fair value of derivatives	(9,873)		(8,513)
Current period other comprehensive income, Net change in fair value of pension obligations	(4,528)	[2]
Ending balance, Fair value of pension obligations	(4,528)
Beginning balance, Total	(8,513)
Total other comprehensive income:	(5,888)		(13,518)		5,005
Ending balance, Total	$ (14,401)		$ (8,513)

[1]	In 2010, 2011 and 2012 we entered into interest rate swaps for which we achieved cash flow hedge accounting treatment. During these years no amounts were reclassified from accumulated other comprehensive (loss) income to the income statement.
[2]	We recognize as a component of other comprehensive (loss) income, the actuarial gains or losses that arise during the period.

Share-Based Compensation (Narrative) (Details) (USD $)	12 Months Ended							12 Months Ended		12 Months Ended					12 Months Ended												12 Months Ended			12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2008	Dec. 31, 2009	Dec. 31, 2012 Cerberus Funds [Member]	Jun. 30, 2005 Cerberus Funds [Member]	Dec. 31, 2012 NV Equity Plan [Member]	Dec. 31, 2012 Equity Incentive Plan 2012 [Member]	Dec. 31, 2012 Key Employees [Member] NV Equity Plan [Member]	Dec. 31, 2012 Current And Former Employees [Member] NV Equity Plan [Member]	Dec. 31, 2012 Current And Former Non-Executive Directors [Member] NV Equity Plan [Member]	Dec. 31, 2012 March 31, 2016 [Member]	Dec. 31, 2012 March 31, 2016 [Member] Equity Incentive Plan 2012 [Member]	Dec. 31, 2012 May 31, 2015 [Member]	Dec. 31, 2012 May 31, 2015 [Member] Equity Incentive Plan 2012 [Member]	Dec. 31, 2012 March 31, 2015 [Member]	Dec. 31, 2012 February 16, 2015 [Member]	Dec. 31, 2012 May 31,2014 [Member]	Dec. 31, 2012 May 31, 2013 [Member]	Dec. 31, 2012 2013 [Member]	Dec. 31, 2012 2014 [Member]	Dec. 31, 2012 2015 [Member]	Dec. 31, 2012 2016 [Member]	Dec. 31, 2012 Minimum [Member] NV Equity Plan [Member]	Dec. 31, 2012 Minimum [Member] Key Employees [Member] NV Equity Plan [Member]	Dec. 31, 2012 Maximum [Member] NV Equity Plan [Member]	Dec. 31, 2011 Stock Options [Member]	Dec. 31, 2010 Stock Options [Member]	Dec. 31, 2012 NV Equity Plan [Member]
Share-Based Compensation [Line Items]
Ownership percentage									100.00%																			10.00%
Term of awards								10 years		10 years		5 years
Equity awards available for grants										4,251,848	2,000,000
Percentage of stock option price per share, options granted																											100.00%	110.00%
Aggregate fair market value of stock options exercised																													$ 100,000,000
Stock options outstanding, shares	2,077,036	2,057,203		2,283,541			2,575,000						1,712,500	64,782
Stock options outstanding, weighted average remaining contractual term, years	0 years
Stock options issued, weighted average grant date fair value						$ 1.52
Total stock-based compensation	7,127,000	6,236,000	[1]	3,402,000	[2]																									1,431,000	2,339,000
Restricted share units outstanding	110,768	745,965		745,965			2,211,360																									2,145,228
Restricted share units, expected to vest											90,000				350,000		925,000	165,000	435,000	135,228	100,000	200,000
Expected date of vesting															Mar 31, 2016	Mar 31, 2016	May 31, 2015	May 31, 2015	Mar 31, 2015	Feb 16, 2015	May 31, 2014	May 31, 2013
Restricted share units issued											255,000
Expected recognition of share-based compensation																							$ 7,200,000	$ 6,900,000	$ 3,200,000	$ 500,000

[1]	Reclassifications of $0.6 million and $0.7 million relating to capitalized interest on pre-delivery payments have been made from net cash provided from operating activities to net cash used in investing activities for the years ended December 31, 2010 and 2011, respectively, to reflect the current year presentation.
[2]	The Amalgamation gain, net of transaction expenses of $274, as presented in the consolidated income statement, consists of the Amalgamation gain of $31,023, as presented in the consolidated statement of cash flow and transaction expenses of $30,749 (Note 1).

Share-Based Compensation (Schedule Of Stock Option Assumptions) (Details)	12 Months Ended
Dec. 31, 2012
NV Equity Plan [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Volatility, minimum	33.92%
Volatility, maximum	38.42%
Risk-free interest rate, minimum	1.89%
Risk-free interest rate, maximum	4.20%
Dividend yield rate	0.00%
Minimum [Member] | NV Equity Plan [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expected life	5 years 3 months 29 days
Maximum [Member] | NV Equity Plan [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expected life	6 years 6 months 11 days
Stock Options [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Volatility, minimum	38.25%
Volatility, maximum	39.90%
Risk-free interest rate, minimum	4.67%
Risk-free interest rate, maximum	4.72%
Dividend yield rate	0.00%
Stock Options [Member] | Minimum [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expected life	5 years
Stock Options [Member] | Maximum [Member]
Share-based Compensation Arrangement by Share-based Payment Award [Line Items]
Expected life	5 years 11 months 5 days

Share-Based Compensation (Schedule Of Restricted Shares/Options Activity) (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2010
Share-Based Compensation [Abstract]
Beginning outstanding, Number of Restricted Shares/Options	745,965	2,211,360
Forfeitures, Number of Restricted Shares/Options	(635,197)
Exercises of Cerberus Funds shares/options for direct holdings of AerCap shares, Number of Restricted Shares/Options		(1,465,395)
Ending outstanding, Number of Restricted Shares/Options	110,768	745,965

Share-Based Compensation (Summary Of NV Equity Plan Activity) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Share-Based Compensation [Abstract]
Options outstanding at beginning of period, Number of Options	2,057,203	2,283,541	2,575,000
Forfeitures, Number of Options		(150,000)	(612,500)
Options exercised during year, Number of Options		(100,000)
Options exercised during year, Weighted Average Exercise Price		$ 2.95
Options issued during year, Number of Options	19,833	23,662	321,041
Options issued during year, Weighted Average Exercise Price	$ 13.72	$ 11.29	$ 22.54
Options outstanding at end of period, Number of Options	2,077,036	2,057,203	2,283,541

Pension Plans (Details) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Defined Benefit Plan Disclosure [Line Items]
Defined contribution, employer contributions	$ 0.2	$ 0.2
Dutch Plan [Member]
Defined Benefit Plan Disclosure [Line Items]
Acturial loss recognied in Accumulated Other Comprehensive Income	(2.1)
Discount rate	4.00%	6.00%
Defined beneft plans liability	2.9
Irish Plan [Member]
Defined Benefit Plan Disclosure [Line Items]
Acturial loss recognied in Accumulated Other Comprehensive Income	(2.4)
Discount rate	4.20%	5.80%
Defined beneft plans liability	$ 2.7

Segment Information (Schedule Of Lease Revenue By Segment) (Details) (Geographic Concentration Risk [Member], Total Lease Revenue [Member])	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
United States Of America [Member]
Segment Reporting Information [Line Items]
Percentage of lease revenue	12.10%	8.80%	8.40%
Russia [Member]
Segment Reporting Information [Line Items]
Percentage of lease revenue	9.40%	10.30%	11.30%
Germany [Member]
Segment Reporting Information [Line Items]
Percentage of lease revenue	9.00%	9.30%	12.00%

Segment Information (Schedule Of Long-Lived Assets By Segment) (Details) (Geographic Concentration Risk [Member], Long-Lived Assets [Member])	12 Months Ended
Dec. 31, 2012
United States Of America [Member]
Segment Reporting Information [Line Items]
Percentage of long-lived assets	16.60%
Russia [Member]
Segment Reporting Information [Line Items]
Percentage of long-lived assets	11.40%

Selling, General And Administrative Expenses (Schedule Of Selling General And Administrative Expenses ) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012 employee		Dec. 31, 2011 employee		Dec. 31, 2010 employee		Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Selling, General And Administrative Expenses [Line Items]
Persons in employment	159		153		356
Personnel expenses	$ 44,645,000	[1],[2]	$ 52,262,000	[1],[2]	$ 39,708,000	[1],[2]
Travel expenses	7,098,000		5,862,000		5,130,000
Professional services	17,906,000		13,159,000		13,752,000
Office expenses	3,506,000		3,943,000		4,067,000
Directors expenses	4,786,000		5,582,000		4,789,000
Aircraft management fee	641,000	[3]	26,841,000	[3]	6,395,000	[3]
Mark-to-market on derivative instruments and foreign currency results	(2,914,000)		2,811,000		(1,651,000)
Other expenses	7,741,000		10,286,000		8,437,000
Total selling, general and administrative expenses	83,409,000	[4]	120,746,000	[4]	80,627,000	[4],[5]	76,628,000	85,630,000	79,598,000
Share-based compensation	7,100,000		6,200,000		2,900,000
Termination and severance payments			5,151,000
Genesis Lease Limited [Member]
Selling, General And Administrative Expenses [Line Items]
One-off charge related to buy-out of servicing rights			$ 24,500,000

[1]	Includes share-based compensation of $2,875, $6,159 and $7,128 in the years ended December 31, 2010, 2011 and 2012, respectively.
[2]	Includes termination and severance payments of $5,151 in the year ended December 31, 2011.
[3]	Includes a charge of $24,500 relating to the buy-out of the Genesis portfolio servicing rights in the year ended December 31, 2011.
[4]	Includes share based compensation of $2.9 million ($2.5 million, net of tax), $6.2 million ($5.4 million, net of tax) and $7.1 million ($6.3 million, net of tax) in the years ended December 31, 2010, 2011 and 2012 respectively.
[5]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.

Asset Impairment (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012 item	Dec. 31, 2011	Dec. 31, 2010
Asset Impairment [Line Items]
Impairment charges	$ 12,625,000	$ 23,323,000	$ 11,764,000
Number of aircraft owned	212
A320 Aircraft And Boeing 737 Classic [Member]
Asset Impairment [Line Items]
Impairment charges	12,600,000
A320 Aircraft [Member]
Asset Impairment [Line Items]
Number of aircraft impaired	4
Boeing 737 Classic [Member]
Asset Impairment [Line Items]
Number of aircraft impaired	1
Older Than 15 Years [Member] | Flight Equipment Held For Operating Leases [Member]
Asset Impairment [Line Items]
Number of aircraft owned	9
Aircraft book value, net	134,100,000
Percentage of total flight equipment held for operating lease	1.90%
Estimated undiscounted cash flows	151,300,000
Percentage of total value excess over carrying value	12.90%
Undiscounted Cash FLows Substantially Do Not Exceed Carrying Value [Member] | Flight Equipment Held For Operating Leases [Member]
Asset Impairment [Line Items]
Aircraft book value, net	247,300,000
Percentage of total flight equipment held for operating lease	3.10%
Threshold for aircraft	10.00%
Number of aircraft do not exceed threshold of 10%	10
Aggregate carrying value of nine aircrafts	$ 240,700,000
Minimum [Member]
Asset Impairment [Line Items]
Aircraft impairment analysis, age of aircraft	15 years
Minimum [Member] | Older Than 15 Years [Member] | Flight Equipment Held For Operating Leases [Member]
Asset Impairment [Line Items]
Percentage of total value excess over carrying value	1.00%
Maximum [Member] | Older Than 15 Years [Member]
Asset Impairment [Line Items]
Percentage of total value excess over carrying value	89.00%

Asset Impairment (Schedule Of Asset Impairment) (Details) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008
Asset Impairment [Abstract]
Flight equipment (Note 5)	$ 12,625	$ 23,323	$ 11,764
Discontinued operations		(8,902)	(3,532)
Intangible lease premium (Note 9)		1,173	2,673
Asset impairment	$ 12,625	$ 15,594	$ 10,905	[1]	$ 18,833	$ 5,282

[1]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.

Earnings Per Ordinary Share (Computations Of Basic And Diluted Earnings Per Ordinary Share) (Details) (USD $) In Thousands, except Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007
Earnings Per Ordinary Share [Abstract]
Net income for the computation of basic and diluted earnings per share	$ 163,655	$ 172,224	$ 207,573	[1]	$ 165,166	$ 151,806	$ 188,453
Weighted average shares outstanding, basic and diluted	131,492,057	146,587,752	114,952,639	[1]	85,036,957	85,036,957	85,036,957
Basic and diluted earnings per ordinary share	$ 1.24	$ 1.17	$ 1.81	[1]	$ 1.94	$ 1.79	$ 2.22

[1]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.

Related Party Transactions (Details) (USD $) Share data in Millions, unless otherwise specified	12 Months Ended														0 Months Ended
	Dec. 31, 2012 item	Dec. 31, 2011	Dec. 31, 2010		Dec. 31, 2009	Dec. 31, 2008	Dec. 31, 2007	Dec. 31, 2012 AerDragon [Member]	Dec. 31, 2012 AerCo [Member]	Dec. 31, 2011 AerCo [Member]	Dec. 31, 2010 AerCo [Member]	Dec. 31, 2007 AerCo [Member]	Dec. 31, 2006 AerCo [Member]	Nov. 11, 2010 AerVenture [Member]	Nov. 11, 2010 Waha [Member]	Nov. 11, 2010 CRJ Aircraft [Member]	Dec. 31, 2012 China Aviation Supplies Holding Company [Member] AerDragon [Member]	Dec. 31, 2012 Credit Agricole [Member] AerDragon [Member]	Dec. 31, 2012 AerCap Holdings N.V. [Member] AerDragon [Member]
Related Party Transaction [Line Items]
Ownership percentage															40.00%		50.00%	25.00%	25.00%
Guarantee fee received for management services								$ 600,000
Proceeds from interest received												400,000	1,700,000
Management services fees received	17,311,000	19,059,000	12,975,000	[1]	12,964,000	11,749,000	14,343,000		3,000,000	3,300,000	4,100,000
New shares issued for acquisition															29.8
Cash received for shares issued															$ 105,000,000
Interest in the joint venture company														50.00%		50.00%
Number of aircrafts owned	212

[1]	Includes the results of Genesis for the period from March 25, 2010 (date of acquisition) to December 31, 2010.

Commitments And Contingencies (Narrative) (Details) (USD $) In Millions, unless otherwise specified	1 Months Ended
	Mar. 31, 2009 VASP Litigation [Member]	Jul. 31, 2006 VASP Litigation [Member] item	Dec. 31, 2012 Aircraft [Member] item	Dec. 31, 2012 Aircraft [Member] VASP Litigation [Member] item	Dec. 31, 2012 Engines [Member] VASP Litigation [Member] item	Dec. 31, 1990 Engines [Member] Transbrasil Litigation [Member] item
Capital Leased Assets [Line Items]
Number of capital leased assets			1	13	3	2
Number of leases that company incurred obligations due to another company's default		7
Claim award for loss of profit plus accrued interest	$ 40

Commitments And Contingencies (Schedule Of Rent Expense) (Details) (Property Rental Agreements [Member], USD $) In Thousands, unless otherwise specified	Dec. 31, 2012
Property Rental Agreements [Member]
Property, Plant and Equipment [Line Items]
2013	$ 1,248
2014	1,836
2015	1,897
2016	1,574
2017	1,544
Thereafter	385
Head lease payments	$ 8,484

Fair Value Measurements (Narrative) (Details) (USD $)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Impairment charges	$ 12,625,000	$ 23,323,000	$ 11,764,000
A320 Aircraft And Boeing 737 Classic [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Impairment charges	12,600,000
A320 Aircraft [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Number of aircraft impaired	4
Boeing 737 Classic [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Number of aircraft impaired	1
Level 2 [Member] | Structured Note Receivable [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Structured note receivable	67,300,000
Fair value inputs, discount rate	6.80%
Level 3 [Member] | Coupon Liability [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Coupon liabiilty	$ 97,100,000
Fair value inputs, discount rate	5.50%

Fair Value Measurements (Schedule Of Financial Assets And Liabilities Measured At Fair Value On Recurring Basis) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Cash and cash equivalents	$ 520,401	$ 411,081
Restricted cash	279,843	237,325
Derivative assets	9,993	21,050
Derivative liabilities	(14,677)	(27,159)
Net assets (liabilities)	795,560
Level 1 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Cash and cash equivalents	520,401
Restricted cash	279,843
Net assets (liabilities)	800,244
Level 2 [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Derivative assets	9,993
Derivative liabilities	(14,677)
Net assets (liabilities)	$ (4,684)

Fair Value Measurements (Level 3 Assest Non Recurring Basis) (Details) (USD $)	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2012 Flight Equipment Held For Operating Leases [Member] Level 3 [Member]	Dec. 31, 2012 Flight Equipment Held For Operating Leases [Member] Level 3 [Member] Market Approach Valuation Technique [Member]	Dec. 31, 2012 Flight Equipment Held For Operating Leases [Member] Level 3 [Member] Income Approach Valuation Technique [Member]
Fair Value, Assets and Liabilities Measured on Recurring and Nonrecurring Basis [Line Items]
Assets, Fair value	$ 888,400,000	$ 674,656,000		$ 20,400,000	$ 5,400,000
Fair value quantitative inputs used			$ 38,300,000	$ 18,000,000
Fair value inputs, discount rate					8.10%
Fair value unobservable input remaining holding period					3 years
Fair value unobservable input present value of non contractual cash flows					0.00%

Fair Value Measurements (Carrying Amounts And Fair Values Of Financial Instruments) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011		Dec. 31, 2010		Dec. 31, 2009
Fair Value Measurements [Abstract]
Restricted cash, Book value	$ 279,843	$ 237,325
Derivative assets, Book value	9,993	21,050
Cash and cash equivalents, Book value	520,401	411,081	[1]	404,450	[1],[2]	182,617	[2]
Assets, Book value	888,400	674,656
Debt, Book value	5,803,499	6,111,165
Derivative liabilities, Book value	14,677	27,159
Liabilities, Book value	5,818,176	6,138,324
Restricted cash, Fair value	279,843	237,325
Derivative assets, Fair value	9,993	21,050
Cash and cash equivalents, Fair value	520,401	411,081
Assets, Fair value	888,400	674,656
Debt, Fair value	5,756,519	5,710,399
Derivative liabilities, Fair value	14,677	27,159
Liabilities, Fair value	$ 5,771,196	$ 5,737,558

[1]	Reclassifications of $0.6 million and $0.7 million relating to capitalized interest on pre-delivery payments have been made from net cash provided from operating activities to net cash used in investing activities for the years ended December 31, 2010 and 2011, respectively, to reflect the current year presentation.
[2]	The Amalgamation gain, net of transaction expenses of $274, as presented in the consolidated income statement, consists of the Amalgamation gain of $31,023, as presented in the consolidated statement of cash flow and transaction expenses of $30,749 (Note 1).